UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07343

Exact name of registrant as specified in charter:	The Prudential Investment Portfolios, Inc.

Address of principal executive offices:	655 Broad Street, 6th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 6th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2022

Date of reporting period:	9/30/2022

Item 1 – Reports to Stockholders

PGIM BALANCED FUND

ANNUAL REPORT

SEPTEMBER 30, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial companyand member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser and Prudential Financial company. PGIM Quantitative Solutions is the primary business name of PGIM Quantitative Solutions LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a registered investment adviser and Prudential Financial company. © 2022 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:
We hope you find the annual report for the PGIM Balanced Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth and corporate profits remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and

Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the US Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts by a significant margin. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Balanced Fund

November 15, 2022

PGIM Balanced Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/22
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-19.65	2.30	5.69	—

(without sales charges)	-16.95	2.98	6.04	—

Class C (with sales charges)	-18.32	2.20	5.28	—

(without sales charges)	-17.58	2.20	5.28	—

Class R (without sales charges)	-17.36	2.48	5.68	—

Class Z (without sales charges)	-16.74	3.23	6.33	—

Class R6 (without sales charges)	-16.66	N/A	N/A	2.87 (11/28/2017)

Customized Blend Index

	-16.40	4.29	6.38	—

Bloomberg US Aggregate Bond Index

	-14.60	-0.27	0.89	—

S&P 500 Index
	-15.46	9.24	11.70	—

Average Annual Total Returns as of 9/30/22 Since Inception (%)
Class R6 (11/28/2017)

Customized Blend Index	3.84

Bloomberg US Aggregate Bond Index	-0.27

S&P 500 Index	8.37

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Customized Blend Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2012) and the account values at the end of the current fiscal year (September 30, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Balanced Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6

Maximum initial sales charge	3.25% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $500,000 or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

Customized Blend Index*—The Customized Blend Index is unmanaged and intended to provide a theoretical comparison to the Fund’s performance based on the amounts allocated to each asset class. S&P 500 Index (44%) provides a broad indicator of domestic stock price movements in large cap stocks; Bloomberg US Aggregate Bond Index (40%) includes investment grade securities issued by the US government, its agencies, and by corporations with between 1 and 10 years remaining to maturity; Russell 2000 Index (4%) contains the 2,000 smallest US companies included in the Russell 3000 Index, which gives a broad look at how stock prices of smaller companies have performed; and MSCI ACWI ex US Index (12%) is a stock market index comprising of non-US stocks from 23 developed markets and 26 emerging markets.

Note: Prior to February 3, 2020, the Customized Blend Index consisted of the S&P 500 Index (50%), the Bloomberg US Aggregate Bond Index (40%), the Russell 2000 Index (5%), and the MSCI Europe, Australasia and Far East (EAFE) Net Dividend (ND) Index (5%).

Bloomberg US Aggregate Bond Index—The Bloomberg US Aggregate Bond Index is unmanaged and represents securities that are taxable and US dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

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*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

Presentation of Fund Holdings as of 9/30/22

Ten Largest Holdings	Line of Business	% of Net Assets
Apple, Inc.	Technology Hardware, Storage & Peripherals	2.8%

Microsoft Corp.	Software	2.6%
U.S. Treasury Bonds, 2.250%, 05/15/41	U.S. Treasury Obligations	2.0%

Amazon.com, Inc.	Internet & Direct Marketing Retail	1.2%
Tesla, Inc.	Automobiles	1.1%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	0.9%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	0.9%

U.S. Treasury Bonds, 2.500%, 02/15/46	U.S. Treasury Obligations	0.9%
UnitedHealth Group, Inc.	Health Care Providers & Services	0.8%

Federal National Mortgage Assoc., 4.500%, TBA	U.S. Government Agency Obligations	0.8%

Holdings reflect only long-term investments and are subject to change.

PGIM Balanced Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Balanced Fund’s Class Z shares returned –16.74% in the 12-month reporting period that ended September 30, 2022, underperforming the –16.40% return of the Customized Blend Index (the Index). The Index consists of the S&P 500 Index (44%), the Bloomberg US Aggregate Bond Index (40%), the Russell 2000 Index (4%), and the MSCI ACWI ex US Index (12%).

What were the market conditions?

•

During the reporting period, high inflation caused central banks around the world to do a U-turn and aggressively tighten policy, resulting in sharp declines among both equity and bond markets. Markets experienced one of the worst periods for 60/40 portfolios in history, with the S&P 500 Index down 15.46% and the Bloomberg US Bond Aggregate Index falling 14.60%.

•	Aggressive monetary policy tightening, sky-high energy prices in Europe, high inflation, and heightened geopolitical risk all raised the specter of a global recession.

•

The US economy suffered two consecutive quarters of negative GDP growth during the first half of 2022, although PGIM Quantitative Solutions believes these negative numbers could be revised upward. For this and other reasons, PGIM Quantitative Solutions does not expect 2022 to constitute an “official” US recession.

•

The eurozone economy wilted under the pressure of rising natural gas and electricity prices, stemming from the disruption of Russia’s ongoing war in Ukraine. More dire outcomes are possible should Russia permanently cut off gas flows to the eurozone.

•

Following the sharp pullback during the first half of 2022, global equity markets staged a partial recovery at the start of the third quarter but generally gave back most of their gains by the end of the period, as inflation failed to decline as expected, and central banks became increasingly hawkish.

What worked?

•

Asset allocation contributed positively to performance during the reporting period. The Fund held an overweight to equities relative to their strategic allocation in the fourth quarter of 2021 as stocks rose almost 9%. Timely shifts during the first nine months of 2022 also had a minor positive impact on relative performance.

•

Performance relative to the S&P 500 Index within the large-cap US equity segment of the Fund benefited from a tilt toward stocks that were comparatively inexpensive relative to industry peers, represented in the Fund’s value factors. To a lesser extent, growth and quality factors also contributed positively.

•

Relative performance within the small-cap US equity segment of the Fund benefited from a tilt toward comparatively inexpensive, high-quality stocks with improving growth prospects. Relative valuation was the chief positive contributor during the period.

•	In the international equity segment of the Fund, value factors worked especially well for the trailing 12 months and were the predominant drivers of the Fund’s relatively

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strong performance. Relative returns benefited from favoring reasonably priced energy and consumer staples names, and from avoiding expensive names in communication services, particularly in Korea and Singapore. Growth measures also contributed positively; however, their impact proved much more muted.

•	In terms of markets, China contributed the strongest returns, driven by broadly effective stock selection and an overweight in energy—China’s only positive sector in absolute terms.

•	On a sector basis, the best relative performers were information technology and utilities.

•

Within the fixed income segment, the Fund’s yield curve positioning, principally along the US Treasury yield curve, added to performance. (A yield curve is a line graph that illustrates the relationship between the yields and maturities of fixed income securities. It is created by plotting the yields of different maturities for the same type of bonds.)

•

Based on spread duration positioning, an underweight in mortgage-backed securities (MBS), including/collateralized mortgage obligations (CMOs), also contributed positively to the fixed income segment. (Duration measures the sensitivity of the price—the value of principal—of a bond to a change in interest rates.)

What didn’t work?

•	Within the large-cap US equity segment of the Fund, stock selection in the consumer discretionary sector lagged the S&P 500 Index during the reporting period.

•	The small-cap US equity segment of the Fund underperformed the Russell 2000 Index in the real estate sector.

•

Within the international equity segment of the Fund, quality and top-down measures struggled, particularly since the top- and bottom-ranked names were the worst and best performers, respectively, in each component. A tilt to high-quality industrials and materials names, and away from low-quality consumer discretionary and energy names, hurt performance. On a top-down basis, losses were driven by an overweight among highly ranked names in consumer staples, financials, and healthcare, and an underweight among bottom-ranked names in financials in South Korea.

•

By market, underperformance was driven by positions in the UK, primarily due to an underweight to materials and stock selection in consumer discretionary; and in Russia, where a modest tilt proved detrimental when Russian securities were valued at close to zero in the wake of the country’s invasion of Ukraine.

•	The materials and financials sectors detracted the most.

•

The fixed income segment of the Fund underperformed the Bloomberg US Aggregate Bond Index during the period. Sector allocation within this segment detracted from performance, with allocations to high yield corporate bonds, commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLOs), emerging market debt, bank loans, agency securities, and municipal securities hurting returns.

PGIM Balanced Fund    9

Strategy and Performance Overview* (continued)

•

Security selection in the fixed income segment of the Fund also undermined relative performance, particularly within investment-grade corporates, emerging market debt, and high yield. In the corporate sector, the Fund’s positions in healthcare and pharmaceuticals detracted from returns.

•	The largest detractor within fixed income was a position in the Republic of Ukraine in emerging markets.

Did the Fund use derivatives?

•	The Fund used S&P 500 equity futures to equitize cash positions and for liquidity purposes. This exposure had a small negative impact on the Fund’s performance during the reporting period.

•

The US equity sleeves did not hold any derivatives. The international equity sleeve held derivatives, which were used to maintain exposure to equities and provide portfolio liquidity. The futures were fully collateralized and had minimal impact on performance.

•

The Fund’s fixed income sleeve uses derivatives when they facilitate implementation of the overall investment approach. During the period, the Fund used interest rate futures, options, and swaps to help manage duration positioning and yield curve exposure. Over the period, futures and swaps hurt Fund performance, while options had a positive impact. In addition, the Fund traded foreign exchange derivatives, which added to performance.

Current outlook

•

PGIM Quantitative Solutions doubts the US will make it through the ongoing interest rate hiking cycle without a recession, especially given the current high level of inflation and the low unemployment rate, but sees little evidence that a recession is imminent and thinks the recession could occur later rather than sooner.

•

The inflation problem might not be easily solved, but central banks are laser beam focused on trying to stem it by aggressively hiking interest rates, even at the risk of creating substantial economic pain. The US Federal Reserve (Fed) has signaled that it intends to do whatever it takes to bring inflation down.

•

China’s economy continues to be hobbled by ongoing COVID-19 restrictions and its real estate bust (and associated deleveraging). A host of structural problems (political, economic, geopolitical, and demographic) plague China’s long-term growth prospects.

•

Monetary tightening works, in part, by tightening financial conditions, and the Fed has indicated that tight financial conditions (i.e., risk-off markets and higher rates) are a feature, not a bug, of their current policy stance.

•

Given this environment, PGIM Quantitative Solutions maintains cautious tactical positioning on asset allocation relative to policy benchmarks; the Fund holds overweight exposure to cash and modestly underweight exposure to global equities.

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•

While equities have already experienced the type of declines one might expect from a mild recession, still-larger declines are a real possibility given the odds of monetary policy over-tightening (and thus more significant economic contraction) in the current inflationary environment.

•

On the brighter side, longer-term value in financial markets is being restored as interest rates rise, and stock valuations fall. The typical 60/40 balanced portfolio based on global equities and global bonds has seen a substantially improved long-term return profile given the recent carnage.

•

Have equity valuations adjusted downward too much? A good case can be made for this proposition outside the US, where a host of developed and emerging market countries are trading at what appear to be bargain-basement prices.

•	Valuations have improved in the US as well, but the equity market remains expensive on a historical basis and relative to other countries.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Balanced Fund    11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Balanced Fund		Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 830.40	1.00%	$4.59

	Hypothetical	$1,000.00	$1,020.05	1.00%	$5.06

Class C	Actual	$1,000.00	$ 827.00	1.80%	$8.24

	Hypothetical	$1,000.00	$1,016.04	1.80%	$9.10

Class R	Actual	$1,000.00	$ 828.40	1.47%	$6.74

	Hypothetical	$1,000.00	$1,017.70	1.47%	$7.44

Class Z	Actual	$1,000.00	$ 831.60	0.77%	$3.54

	Hypothetical	$1,000.00	$1,021.21	0.77%	$3.90

Class R6	Actual	$1,000.00	$ 831.80	0.65%	$2.98

	Hypothetical	$1,000.00	$1,021.81	0.65%	$3.29

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2022, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Balanced Fund    13

Schedule of Investments

as of September 30, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 98.6%

COMMON STOCKS 57.5%

Aerospace & Defense 1.0%

AerSale Corp.*	3,700	$68,598
BAE Systems PLC (United Kingdom)	13,340	117,211
Bharat Electronics Ltd. (India)	41,076	50,653
General Dynamics Corp.	7,500	1,591,275
Howmet Aerospace, Inc.	23,200	717,576
Lockheed Martin Corp.	4,277	1,652,163
Maxar Technologies, Inc.	4,200	78,624
Moog, Inc. (Class A Stock)	1,700	119,595
Northrop Grumman Corp.	3,300	1,552,056
Parsons Corp.*	1,400	54,880
Raytheon Technologies Corp.	15,557	1,273,496
Thales SA (France)	378	41,653
TransDigm Group, Inc.	3,400	1,784,388
V2X, Inc.*	1,480	52,392

		9,154,560

Air Freight & Logistics 0.3%

FedEx Corp.	15,600	2,316,132
Hub Group, Inc. (Class A Stock)*	1,500	103,470
Radiant Logistics, Inc.*	7,939	45,173

		2,464,775

Airlines 0.3%

Alaska Air Group, Inc.*	48,900	1,914,435
Frontier Group Holdings, Inc.*	3,000	29,100
SkyWest, Inc.*	3,560	57,885
Southwest Airlines Co.*	18,100	558,204
Turk Hava Yollari AO (Turkey)*	11,319	42,978

		2,602,602

Auto Components 0.2%

Adient PLC*	6,700	185,925
American Axle & Manufacturing Holdings, Inc.*	16,300	111,329
BorgWarner, Inc.	40,900	1,284,260
Goodyear Tire & Rubber Co. (The)*	14,200	143,278
Hyundai Mobis Co. Ltd. (South Korea)	325	42,901
Visteon Corp.*	2,100	222,726

		1,990,419

See Notes to Financial Statements.

PGIM Balanced Fund    15

Schedule of Investments  (continued)

as of September 30, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Automobiles 1.9%

Astra International Tbk PT (Indonesia)	1,288,500	$557,598
BYD Co. Ltd. (China) (Class H Stock)	25,000	615,889
Ferrari NV (Italy)	286	52,963
Ford Motor Co.	176,100	1,972,320
Ford Otomotiv Sanayi A/S (Turkey)	24,047	423,614
General Motors Co.	17,000	545,530
Kia Corp. (South Korea)	11,671	580,889
Mahindra & Mahindra Ltd. (India)	28,930	447,601
Mazda Motor Corp. (Japan)	9,400	62,417
Mercedes-Benz Group AG (Germany)	4,002	202,369
Stellantis NV	54,290	641,298
Suzuki Motor Corp. (Japan)	7,500	233,476
Tesla, Inc.*	37,400	9,920,350
Toyota Motor Corp. (Japan)	8,270	108,093

		16,364,407

Banks 3.5%

Amalgamated Financial Corp.	2,000	45,100
Ameris Bancorp	2,400	107,304
Associated Banc-Corp.	2,200	44,176
Banc of California, Inc.	5,500	87,835
Banco do Brasil SA (Brazil)	93,600	667,165
Bank Hapoalim BM (Israel)	15,035	126,917
Bank Leumi Le-Israel BM (Israel)	73,952	631,607
Bank Mandiri Persero Tbk PT (Indonesia)	181,000	111,141
Bank of America Corp.	97,600	2,947,520
Bank of Chengdu Co. Ltd. (China) (Class A Stock)	51,300	117,256
Bank of China Ltd. (China) (Class H Stock)	1,183,000	386,362
Bank of Communications Co. Ltd. (China) (Class H Stock)	221,000	116,506
Bank of Georgia Group PLC (Georgia)	10,814	238,073
Bank of Jiangsu Co. Ltd. (China) (Class A Stock)	152,200	158,073
Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	2,698	87,577
BankUnited, Inc.	1,300	44,421
Barclays PLC (United Kingdom)	401,218	638,392
Cathay General Bancorp	2,100	80,766
China CITIC Bank Corp. Ltd. (China) (Class H Stock)	120,000	47,621
China Construction Bank Corp. (China) (Class H Stock)	1,503,000	867,535
Citigroup, Inc.	53,800	2,241,846
Citizens Financial Group, Inc.	49,000	1,683,640
Civista Bancshares, Inc.	1,400	29,064
CNB Financial Corp.	4,876	114,927
Coastal Financial Corp.*	800	31,792
Customers Bancorp, Inc.*	1,360	40,093
DBS Group Holdings Ltd. (Singapore)	39,900	923,021

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)

DGB Financial Group, Inc. (South Korea)	18,914	$91,703
DNB Bank ASA (Norway)	36,442	578,264
Eastern Bankshares, Inc.	1,000	19,640
Enterprise Financial Services Corp.	700	30,828
Eurobank Ergasias Services and Holdings SA (Greece)*	62,738	52,368
Financial Institutions, Inc.	6,552	157,707
First BanCorp. (Puerto Rico)	17,000	232,560
First Commonwealth Financial Corp.	2,800	35,952
First Financial Bancorp	800	16,864
First Internet Bancorp	4,688	158,736
Fulton Financial Corp.	800	12,640
Haci Omer Sabanci Holding A/S (Turkey)	380,002	527,153
Hana Financial Group, Inc. (South Korea)	21,901	537,779
Hancock Whitney Corp.	5,500	251,955
Hanmi Financial Corp.	1,200	28,416
Heartland Financial USA, Inc.	4,780	207,261
Hope Bancorp, Inc.	2,620	33,117
Horizon Bancorp, Inc.	3,300	59,268
HSBC Holdings PLC (United Kingdom)	29,722	153,896
Industrial & Commercial Bank of China Ltd. (China) (Class H Stock)	209,000	98,043
Industrial Bank Co. Ltd. (China) (Class A Stock)	68,600	159,321
Israel Discount Bank Ltd. (Israel) (Class A Stock)	8,148	41,028
JPMorgan Chase & Co.	28,624	2,991,208
KB Financial Group, Inc. (South Korea)	19,192	579,570
Lloyds Banking Group PLC (United Kingdom)	1,485,064	671,232
M&T Bank Corp.	1,400	246,848
Metropolitan Bank Holding Corp.*	1,200	77,232
MidWestOne Financial Group, Inc.	4,483	122,341
NatWest Group PLC (United Kingdom)	228,837	569,970
Nordea Bank Abp (Finland)	46,282	396,092
OceanFirst Financial Corp.	4,700	87,608
OFG Bancorp (Puerto Rico)	10,487	263,538
Old National Bancorp	3,700	60,939
Old Second Bancorp, Inc.	4,418	57,655
Origin Bancorp, Inc.	800	30,776
Orrstown Financial Services, Inc.	787	18,825
Oversea-Chinese Banking Corp. Ltd. (Singapore)	60,400	494,911
Peoples Bancorp, Inc.	400	11,572
Primis Financial Corp.	3,180	38,573
QCR Holdings, Inc.	1,873	95,411
RBB Bancorp	2,000	41,560
Renasant Corp.	1,000	31,280
Royal Bank of Canada (Canada)	900	81,032

See Notes to Financial Statements.

PGIM Balanced Fund    17

Schedule of Investments  (continued)

as of September 30, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Banks (cont’d.)

S&T Bancorp, Inc.	300	$8,793
Sberbank of Russia PJSC (Russia)*^	202,510	—
Shinhan Financial Group Co. Ltd. (South Korea)	4,584	106,482
Simmons First National Corp. (Class A Stock)	1,700	37,043
Skandinaviska Enskilda Banken AB (Sweden) (Class A Stock)	8,018	76,418
Swedbank AB (Sweden) (Class A Stock)	43,091	565,602
Towne Bank	1,500	40,245
Truist Financial Corp.	47,400	2,063,796
Turkiye Is Bankasi A/S (Turkey) (Class C Stock)	558,106	224,759
U.S. Bancorp	2,700	108,864
Valley National Bancorp	11,260	121,608
Wells Fargo & Co.	107,920	4,340,542
WesBanco, Inc.	1,000	33,370
Woori Financial Group, Inc. (South Korea)	5,229	38,805

		30,834,729

Beverages 1.2%

Coca-Cola Co. (The)	85,400	4,784,108
Coca-Cola Consolidated, Inc.	340	139,988
Heineken Holding NV (Netherlands)	609	41,691
Heineken NV (Netherlands)	1,296	113,181
National Beverage Corp.	2,360	90,955
PepsiCo, Inc.	30,100	4,914,126

		10,084,049

Biotechnology 1.6%

AbbVie, Inc.	17,505	2,349,346
Agenus, Inc.*	52,100	106,805
Alkermes PLC*	4,500	100,485
Amgen, Inc.	800	180,320
Catalyst Pharmaceuticals, Inc.*	20,720	265,838
Cerevel Therapeutics Holdings, Inc.*	4,900	138,474
Chongqing Zhifei Biological Products Co. Ltd. (China) (Class A Stock)	13,300	160,481
Daan Gene Co. Ltd. (China) (Class A Stock)	18,400	42,648
Eagle Pharmaceuticals, Inc.*	3,480	91,942
Eiger BioPharmaceuticals, Inc.*	7,600	57,228
Emergent BioSolutions, Inc.*	4,964	104,194
Exact Sciences Corp.*	4,000	129,960
Forma Therapeutics Holdings, Inc.*	1,500	29,925
Geron Corp.*	23,200	54,288
Gilead Sciences, Inc.	43,289	2,670,498
Horizon Therapeutics PLC*	9,200	569,388

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Biotechnology (cont’d.)

ImmunoGen, Inc.*	30,300	$144,834
Immunovant, Inc.*	4,400	24,552
Insmed, Inc.*	9,700	208,938
IVERIC bio, Inc.*	700	12,558
Karuna Therapeutics, Inc.*	170	38,238
Keros Therapeutics, Inc.*	1,000	37,620
Kodiak Sciences, Inc.*	1,600	12,384
Kronos Bio, Inc.*	4,400	14,740
Mersana Therapeutics, Inc.*	2,400	16,224
MiMedx Group, Inc.*	4,200	12,054
Mirum Pharmaceuticals, Inc.*	7,700	161,777
Moderna, Inc.*	9,400	1,111,550
Organogenesis Holdings, Inc.*	27,400	88,776
PTC Therapeutics, Inc.*	6,180	310,236
Regeneron Pharmaceuticals, Inc.*	1,000	688,870
United Therapeutics Corp.*	3,100	649,078
Vanda Pharmaceuticals, Inc.*	15,877	156,865
Vaxcyte, Inc.*	2,100	50,400
Veracyte, Inc.*	10,400	172,640
Vertex Pharmaceuticals, Inc.*	9,300	2,692,722
Vir Biotechnology, Inc.*	4,400	84,832

		13,741,708

Building Products 0.1%

Cie de Saint-Gobain (France)	16,995	607,667
Griffon Corp.	2,500	73,800
Inwido AB (Sweden)	5,973	46,972
Nibe Industrier AB (Sweden) (Class B Stock)	11,388	101,583
Resideo Technologies, Inc.*	2,900	55,274
UFP Industries, Inc.	3,277	236,468

		1,121,764

Capital Markets 1.3%

3i Group PLC (United Kingdom)	19,603	235,382
Ameriprise Financial, Inc.	1,000	251,950
AURELIUS Equity Opportunities SE & Co. KGaA (Germany)	6,058	112,324
Bank of New York Mellon Corp. (The)	12,100	466,092
BGC Partners, Inc. (Class A Stock)	28,000	87,920
Brookfield Asset Management, Inc. (Canada) (Class A Stock)	7,900	323,183
Charles Schwab Corp. (The)	16,500	1,185,855
Deutsche Bank AG (Germany)	38,909	288,081
Goldman Sachs Group, Inc. (The)	13,510	3,959,105
Macquarie Group Ltd. (Australia)	5,854	571,118

See Notes to Financial Statements.

PGIM Balanced Fund    19

Schedule of Investments  (continued)

as of September 30, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Capital Markets (cont’d.)

Morgan Stanley	18,300	$1,445,883
Onex Corp. (Canada)	6,800	311,904
Piper Sandler Cos.	1,100	115,214
Raymond James Financial, Inc.	2,700	266,814
State Street Corp.	3,600	218,916
StoneX Group, Inc.*	700	58,058
TMX Group Ltd. (Canada)	500	45,991
UBS Group AG (Switzerland)	36,035	522,794
Virtu Financial, Inc. (Class A Stock)	18,300	380,091
Virtus Investment Partners, Inc.	740	118,045

		10,964,720

Chemicals 0.8%

AdvanSix, Inc.	4,300	138,030
Avient Corp.	300	9,090
Cabot Corp.	1,100	70,279
Chemours Co. (The)	4,200	103,530
China BlueChemical Ltd. (China) (Class H Stock)	418,000	86,397
Dow, Inc.	15,700	689,701
Ecovyst, Inc.*	11,600	97,904
Elkem ASA (Norway), 144A*	60,536	194,542
Koppers Holdings, Inc.	500	10,390
Kronos Worldwide, Inc.	4,700	43,898
Kumho Petrochemical Co. Ltd. (South Korea)	3,113	249,235
Livent Corp.*	7,900	242,135
Lotte Chemical Titan Holding Bhd (Malaysia), 144A	295,000	85,164
LyondellBasell Industries NV (Class A Stock)	29,100	2,190,648
Minerals Technologies, Inc.	900	44,469
Nutrien Ltd. (Canada)	2,900	241,850
Olin Corp.	17,100	733,248
Orion Engineered Carbons SA (Germany)	2,160	28,836
Petronas Chemicals Group Bhd (Malaysia)	311,400	560,015
SABIC Agri-Nutrients Co. (Saudi Arabia)	16,329	678,300
Sahara International Petrochemical Co. (Saudi Arabia)	3,200	34,991
Sasol Ltd. (South Africa)	2,976	46,550
Saudi Basic Industries Corp. (Saudi Arabia)	4,585	107,298
Shin-Etsu Chemical Co. Ltd. (Japan)	500	49,478
Tronox Holdings PLC (Class A Stock)	2,600	31,850
Valhi, Inc.	1,300	32,708
Westlake Corp.	1,700	147,696
Yara International ASA (Brazil)	1,000	35,095

		6,983,327

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Commercial Services & Supplies 0.3%

BrightView Holdings, Inc.*	4,500	$35,730
Brink’s Co. (The)	200	9,688
CoreCivic, Inc.*	5,000	44,200
Harsco Corp.*	8,900	33,286
Interface, Inc.	2,700	24,273
Matthews International Corp. (Class A Stock)	500	11,205
Securitas AB (Sweden) (Class B Stock)	4,893	33,967
SP Plus Corp.*	1,900	59,508
Waste Management, Inc.	13,800	2,210,898

		2,462,755

Communications Equipment 0.7%

Arista Networks, Inc.*	10,300	1,162,767
Aviat Networks, Inc.*	400	10,952
Calix, Inc.*	4,300	262,902
Cisco Systems, Inc.	98,637	3,945,480
Extreme Networks, Inc.*	2,100	27,447
NetScout Systems, Inc.*	4,659	145,920
Nokia OYJ (Finland)	144,722	621,300

		6,176,768

Construction & Engineering 0.1%

API Group Corp.*	5,300	70,331
Arcadis NV (Netherlands)	3,302	107,468
Dycom Industries, Inc.*	300	28,659
Eiffage SA (France)	480	38,493
EMCOR Group, Inc.	2,950	340,666
Greentown Management Holdings Co. Ltd. (China), 144A	228,000	192,855
Koninklijke BAM Groep NV (Netherlands)*	21,138	51,935
Metallurgical Corp. of China Ltd. (China) (Class A Stock)	134,100	55,914
Primoris Services Corp.	2,300	37,375
Sterling Infrastructure, Inc.*	3,000	64,410
Vinci SA (France)	2,664	215,413

		1,203,519

Construction Materials 0.2%

Eagle Materials, Inc.	13,000	1,393,340
Summit Materials, Inc. (Class A Stock)*	5,300	126,988

		1,520,328

See Notes to Financial Statements.

PGIM Balanced Fund    21

Schedule of Investments  (continued)

as of September 30, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Consumer Finance 0.3%

Atlanticus Holdings Corp.*	400	$10,492
Bread Financial Holdings, Inc.	1,200	37,740
Capital One Financial Corp.	24,100	2,221,297
Enova International, Inc.*	6,400	187,328
LendingClub Corp.*	7,400	81,770
Navient Corp.	5,300	77,857
Oportun Financial Corp.*	2,300	10,051
Synchrony Financial	14,100	397,479

		3,024,014

Containers & Packaging 0.3%

Greif, Inc. (Class A Stock)	4,080	243,046
International Paper Co.	11,800	374,060
O-I Glass, Inc.*	2,300	29,785
Pactiv Evergreen, Inc.	5,900	51,507
Westrock Co.	62,400	1,927,536

		2,625,934

Diversified Consumer Services 0.1%

Laureate Education, Inc. (Class A Stock)	16,200	170,910
MegaStudyEdu Co. Ltd. (South Korea)	5,055	250,972
PowerSchool Holdings, Inc. (Class A Stock)*	2,300	38,387
Stride, Inc.*	400	16,812
Universal Technical Institute, Inc.*	8,100	44,064
Vivint Smart Home, Inc.*	3,200	21,056

		542,201

Diversified Financial Services 0.6%

Berkshire Hathaway, Inc. (Class B Stock)*	17,074	4,559,099
Cannae Holdings, Inc.*	1,380	28,511
ECN Capital Corp. (Canada)	72,100	238,533
Element Fleet Management Corp. (Canada)	44,800	528,642
Jackson Financial, Inc. (Class A Stock)	4,700	130,425

		5,485,210

Diversified Telecommunication Services 0.8%

AT&T, Inc.	149,900	2,299,466
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	251,337	410,859
China Tower Corp. Ltd. (China) (Class H Stock), 144A	1,232,000	131,629
Deutsche Telekom AG (Germany)	28,306	481,816
Koninklijke KPN NV (Netherlands)	182,484	493,868

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Diversified Telecommunication Services (cont’d.)

Liberty Latin America Ltd. (Chile) (Class A Stock)*	11,800	$73,042
Liberty Latin America Ltd. (Chile) (Class C Stock)*	18,500	113,775
Ooredoo QPSC (Qatar)	37,584	91,594
Spark New Zealand Ltd. (New Zealand)	13,780	38,553
Telekom Malaysia Bhd (Malaysia)	33,600	39,526
Verizon Communications, Inc.	80,940	3,073,292

		7,247,420

Electric Utilities 0.8%

ALLETE, Inc.	1,500	75,075
Avangrid, Inc.	15,000	625,500
Centrais Eletricas Brasileiras SA (Brazil)	5,600	44,722
CESC Ltd. (India)	152,880	144,444
CPFL Energia SA (Brazil)	28,200	176,487
Edison International	38,700	2,189,646
Exelon Corp.	59,088	2,213,437
FirstEnergy Corp.	2,900	107,300
Inter RAO UES PJSC (Russia)^	4,433,000	7
Otter Tail Corp.	2,980	183,330
Power Grid Corp. of India Ltd. (India)	275,515	715,377
SSE PLC (United Kingdom)	31,320	528,870

		7,004,195

Electrical Equipment 0.3%

Atkore, Inc.*	3,160	245,880
AZZ, Inc.	1,200	43,812
Bloom Energy Corp. (Class A Stock)*	2,500	49,975
Encore Wire Corp.	1,980	228,769
Fujikura Ltd. (Japan)	43,200	257,662
Hubbell, Inc.	7,600	1,694,800
Idec Corp. (Japan)	2,500	50,668
LG Energy Solution Ltd. (South Korea)*	147	43,344
TBEA Co. Ltd. (China) (Class A Stock)	42,500	128,161

		2,743,071

Electronic Equipment, Instruments & Components 0.4%

Belden, Inc.	2,200	132,044
BH Co. Ltd. (South Korea)	3,068	54,421
Citizen Watch Co. Ltd. (Japan)	14,000	58,424
Compeq Manufacturing Co. Ltd. (Taiwan)	198,000	280,299
Corning, Inc.	14,400	417,888
Daeduck Electronics Co. Ltd./New (South Korea)	2,626	38,474

See Notes to Financial Statements.

PGIM Balanced Fund    23

Schedule of Investments  (continued)

as of September 30, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Electronic Equipment, Instruments & Components (cont’d.)

ePlus, Inc.*	1,460	$60,648
Gold Circuit Electronics Ltd. (Taiwan)	37,900	110,284
Hamamatsu Photonics KK (Japan)	2,300	98,583
Hon Hai Precision Industry Co. Ltd. (Taiwan)	64,000	204,935
Insight Enterprises, Inc.*	500	41,205
Jabil, Inc.	9,700	559,787
LG Innotek Co. Ltd. (South Korea)	1,784	336,258
PC Connection, Inc.	1,000	45,090
Sanmina Corp.*	5,680	261,734
ScanSource, Inc.*	6,980	184,342
Sensirion Holding AG (Switzerland), 144A*	1,798	146,374
TTM Technologies, Inc.*	2,400	31,632
Unimicron Technology Corp. (Taiwan)	28,000	102,500

		3,164,922

Energy Equipment & Services 0.2%

Bristow Group, Inc.*	1,500	35,235
Halliburton Co.	46,000	1,132,520
Liberty Energy, Inc. (Class A Stock)*	6,600	83,688
Newpark Resources, Inc.*	17,100	43,092
NexTier Oilfield Solutions, Inc.*	1,700	12,580
ProPetro Holding Corp.*	11,900	95,795
RPC, Inc.	1,900	13,167
Select Energy Services, Inc. (Class A Stock)*	16,600	115,702
Solaris Oilfield Infrastructure, Inc. (Class A Stock)	4,900	45,864
TETRA Technologies, Inc.*	16,400	58,876
U.S. Silica Holdings, Inc.*	4,100	44,895

		1,681,414

Entertainment 0.6%

37 Interactive Entertainment Network Technology Group Co. Ltd. (China) (Class A Stock)	36,600	88,944
Activision Blizzard, Inc.	5,780	429,685
GungHo Online Entertainment, Inc. (Japan)	17,700	271,900
Lions Gate Entertainment Corp. (Class A Stock)*	9,700	72,071
Lions Gate Entertainment Corp. (Class B Stock)*	14,100	97,995
Marcus Corp. (The)	1,200	16,668
Mixi, Inc. (Japan)	3,300	52,384
NetEase, Inc. (China)	11,000	165,984
Spotify Technology SA*	3,000	258,900
Tencent Music Entertainment Group (China), ADR*	10,000	40,600
Walt Disney Co. (The)*	35,000	3,301,550

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Entertainment (cont’d.)

Warner Bros. Discovery, Inc.*	64,600	$742,900
Webzen, Inc. (South Korea)*	4,560	46,703

		5,586,284

Equity Real Estate Investment Trusts (REITs) 1.2%

Acadia Realty Trust	2,100	26,502
American Assets Trust, Inc.	700	18,004
American Tower Corp.	800	171,760
Americold Realty Trust, Inc.	17,000	418,200
Apple Hospitality REIT, Inc.	19,200	269,952
Artis Real Estate Investment Trust (Canada)	26,600	182,745
Braemar Hotels & Resorts, Inc.	3,900	16,770
Chatham Lodging Trust*	4,800	47,376
City Office REIT, Inc.	2,200	21,934
DiamondRock Hospitality Co.	25,600	192,256
Diversified Healthcare Trust	47,600	47,129
Douglas Emmett, Inc.	6,400	114,752
EPR Properties	8,900	319,154
Equinix, Inc.	1,300	739,492
Franklin Street Properties Corp.	15,921	41,872
Goodman Group (Australia)	51,999	525,544
Hersha Hospitality Trust (Class A Stock)	7,600	60,648
Highwoods Properties, Inc.	15,200	409,792
Host Hotels & Resorts, Inc.	36,700	582,796
Hudson Pacific Properties, Inc.	20,400	223,380
Kilroy Realty Corp.	8,600	362,146
Kite Realty Group Trust	8,000	137,760
Klepierre SA (France)*	2,160	37,552
National Health Investors, Inc.	3,100	175,243
Paramount Group, Inc.	14,500	90,335
Park Hotels & Resorts, Inc.	77,400	871,524
Pebblebrook Hotel Trust	10,500	152,355
Piedmont Office Realty Trust, Inc. (Class A Stock)	12,660	133,690
Public Storage	4,100	1,200,521
RLJ Lodging Trust	13,800	139,656
Ryman Hospitality Properties, Inc.	2,400	176,616
Safestore Holdings PLC (United Kingdom)	14,913	138,791
Service Properties Trust	35,800	185,802
Simon Property Group, Inc.	1,800	161,550
Ventas, Inc.	25,700	1,032,369
Weyerhaeuser Co.	33,500	956,760
Xenia Hotels & Resorts, Inc.	14,500	199,955

		10,582,683

See Notes to Financial Statements.

PGIM Balanced Fund    25

Schedule of Investments  (continued)

as of September 30, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Food & Staples Retailing 0.7%

Albertson’s Cos., Inc. (Class A Stock)	81,300	$2,021,118
Alimentation Couche-Tard, Inc. (Canada)	16,200	652,175
Andersons, Inc. (The)	500	15,515
Cencosud SA (Chile)	88,350	111,748
Coles Group Ltd. (Australia)	6,612	69,706
Costco Wholesale Corp.	3,600	1,700,172
Koninklijke Ahold Delhaize NV (Netherlands)	28,613	728,814
Loblaw Cos. Ltd. (Canada)	8,100	641,386
Metro, Inc. (Canada)	1,200	60,089
Sonae SGPS SA (Portugal)	46,873	37,806
Sprouts Farmers Market, Inc.*	500	13,875
United Natural Foods, Inc.*	5,600	192,472
Woolworths Group Ltd. (Australia)	5,918	128,602

		6,373,478

Food Products 1.1%

Archer-Daniels-Midland Co.	23,500	1,890,575
Bunge Ltd.	6,600	544,962
First Pacific Co. Ltd. (Indonesia)	836,000	254,194
Indofood Sukses Makmur Tbk PT (Indonesia)	702,600	277,612
JBS SA	111,800	523,109
Kraft Heinz Co. (The)	9,400	313,490
Mowi ASA (Norway)	1,980	25,185
Nestle SA	7,993	864,501
Pilgrim’s Pride Corp.*	44,500	1,024,390
Post Holdings, Inc.*	8,800	720,808
TreeHouse Foods, Inc.*	4,700	199,374
Tyson Foods, Inc. (Class A Stock)	36,800	2,426,224
Vital Farms, Inc.*	2,900	34,713
WH Group Ltd. (Hong Kong), 144A	70,000	44,026
Wilmar International Ltd. (China)	235,600	626,787

		9,769,950

Gas Utilities 0.1%

Beijing Enterprises Holdings Ltd. (China)	46,000	128,918
Brookfield Infrastructure Corp. (Canada) (Class A Stock)	650	26,455
GAIL India Ltd. (India)	245,105	260,491
New Jersey Resources Corp.	500	19,350
Northwest Natural Holding Co.	2,600	112,788
Spire, Inc.	300	18,699
UGI Corp.	6,600	213,378

		780,079

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Equipment & Supplies 1.2%

Abbott Laboratories	32,820	$3,175,663
Avanos Medical, Inc.*	5,000	108,900
Axonics, Inc.*	600	42,264
Baxter International, Inc.	15,200	818,672
Becton, Dickinson & Co.	500	111,415
Edwards Lifesciences Corp.*	18,900	1,561,707
Haemonetics Corp.*	1,500	111,045
Integer Holdings Corp.*	3,100	192,913
iRhythm Technologies, Inc.*	1,400	175,392
Jeol Ltd. (Japan)	1,400	45,958
Lantheus Holdings, Inc.*	4,400	309,452
Medtronic PLC	30,800	2,487,100
Merit Medical Systems, Inc.*	4,500	254,295
Shockwave Medical, Inc.*	970	269,728
STAAR Surgical Co.*	2,900	204,595
Zimmer Biomet Holdings, Inc.	3,600	376,380

		10,245,479

Health Care Providers & Services 2.1%

AdaptHealth Corp.*	1,300	24,414
Alignment Healthcare, Inc.*	14,700	174,048
Aveanna Healthcare Holdings, Inc.*	17,200	25,800
Bangkok Chain Hospital PCL (Thailand)	264,300	124,411
Centene Corp.*	2,400	186,744
Cigna Corp.	12,200	3,385,134
CorVel Corp.*	800	110,744
CVS Health Corp.	38,100	3,633,597
Elevance Health, Inc.	5,000	2,271,200
Ensign Group, Inc. (The)	1,880	149,460
McKesson Corp.	700	237,909
ModivCare, Inc.*	100	9,968
National HealthCare Corp.	200	12,668
OPKO Health, Inc.*	19,660	37,157
Privia Health Group, Inc.*	5,900	200,954
Progyny, Inc.*	3,900	144,534
Select Medical Holdings Corp.	1,734	38,321
Sonic Healthcare Ltd. (Australia)	22,605	440,915
UnitedHealth Group, Inc.	13,260	6,696,831

		17,904,809

Health Care Technology 0.1%

Allscripts Healthcare Solutions, Inc.*	800	12,184
Computer Programs & Systems, Inc.*	2,600	72,488

See Notes to Financial Statements.

PGIM Balanced Fund    27

Schedule of Investments  (continued)

as of September 30, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Health Care Technology (cont’d.)

Evolent Health, Inc. (Class A Stock)*	4,200	$150,906
Multiplan Corp.*	32,100	91,806
NextGen Healthcare, Inc.*	6,975	123,457

		450,841

Hotels, Restaurants & Leisure 1.2%

Accel Entertainment, Inc.*	4,100	32,021
Aristocrat Leisure Ltd. (Australia)	27,010	569,549
Biglari Holdings, Inc. (Class B Stock)*	270	31,212
Bloomin’ Brands, Inc.	6,600	120,978
Booking Holdings, Inc.*	1,260	2,070,445
Century Casinos, Inc.*	15,100	99,056
Cheesecake Factory, Inc. (The)	400	11,712
Chipotle Mexican Grill, Inc.*	600	901,656
Chuy’s Holdings, Inc.*	500	11,590
Compass Group PLC (United Kingdom)	8,910	177,420
Evolution AB (Sweden), 144A	930	73,514
Expedia Group, Inc.*	5,700	534,033
Golden Entertainment, Inc.*	1,800	62,802
Hilton Grand Vacations, Inc.*	4,100	134,849
Hilton Worldwide Holdings, Inc.	2,200	265,364
Kura Sushi USA, Inc. (Class A Stock)*	600	44,148
Light & Wonder, Inc.*	3,900	167,232
Marriott International, Inc. (Class A Stock)	18,300	2,564,562
McDonald’s Corp.	2,220	512,243
ONE Group Hospitality, Inc. (The)*	2,900	19,256
Oriental Land Co. Ltd. (Japan)	4,700	637,456
RCI Hospitality Holdings, Inc.	587	38,354
Round One Corp. (Japan)	12,000	52,016
Starbucks Corp.	2,100	176,946
Toridoll Holdings Corp. (Japan)	20,400	422,354
Travel + Leisure Co.	15,400	525,448

		10,256,216

Household Durables 0.1%

Century Communities, Inc.	700	29,946
M/I Homes, Inc.*	1,700	61,591
MDC Holdings, Inc.	2,500	68,550
Meritage Homes Corp.*	1,480	104,000
Tamron Co. Ltd. (Japan)	2,100	42,104

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Household Durables (cont’d.)

Taylor Morrison Home Corp.*	9,400	$219,208
Tri Pointe Homes, Inc.*	11,400	172,254

		697,653

Household Products 0.6%

Central Garden & Pet Co.*	300	10,812
Central Garden & Pet Co. (Class A Stock)*	2,100	71,736
Kimberly-Clark Corp.	15,900	1,789,386
Procter & Gamble Co. (The)	21,679	2,736,974
Reckitt Benckiser Group PLC (United Kingdom)	7,975	528,595

		5,137,503

Independent Power & Renewable Electricity Producers 0.2%

AES Corp. (The)	47,180	1,066,268
Altus Power, Inc.*	3,500	38,535
Clearway Energy, Inc. (Class A Stock)	1,400	40,740
Clearway Energy, Inc. (Class C Stock)	5,800	184,730
NTPC Ltd. (India)	184,973	361,264
Ormat Technologies, Inc.	700	60,340

		1,751,877

Industrial Conglomerates 0.6%

CITIC Ltd. (China)	548,000	516,304
GS Holdings Corp. (South Korea)	1,768	51,184
Honeywell International, Inc.	15,300	2,554,641
Industries Qatar QSC (Qatar)	166,065	766,604
Jardine Matheson Holdings Ltd. (Hong Kong)	12,100	611,752
KOC Holding A/S (Turkey)	124,984	304,220
Mytilineos SA (Greece)	3,129	42,734
Samsung C&T Corp. (South Korea)	483	34,611
SK, Inc. (South Korea)	273	36,247
Smiths Group PLC (United Kingdom)	5,678	94,578

		5,012,875

Insurance 1.7%

American International Group, Inc.	47,900	2,274,292
Argo Group International Holdings Ltd.	2,000	38,520
AXA SA (France)	16,838	367,623
Bright Health Group, Inc.*	9,200	9,660
Chubb Ltd.	13,500	2,455,380
Coface SA (France)	44,444	424,706

See Notes to Financial Statements.

PGIM Balanced Fund    29

Schedule of Investments  (continued)

as of September 30, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance (cont’d.)

Dai-ichi Life Holdings, Inc. (Japan)	43,700	$694,844
DB Insurance Co. Ltd. (South Korea)	1,020	39,077
eHealth, Inc.*	4,900	19,159
Enstar Group Ltd.*	1,050	178,069
Fairfax Financial Holdings Ltd. (Canada)	1,200	548,064
Genworth Financial, Inc. (Class A Stock)*	24,200	84,700
Hartford Financial Services Group, Inc. (The)	12,900	799,026
Japan Post Holdings Co. Ltd. (Japan)	59,100	391,550
Japan Post Insurance Co. Ltd. (Japan)	3,100	43,419
Kinsale Capital Group, Inc.	1,020	260,528
MS&AD Insurance Group Holdings, Inc. (Japan)	21,900	579,972
NN Group NV (Netherlands)	14,925	580,492
Palomar Holdings, Inc.*	1,800	150,696
PICC Property & Casualty Co. Ltd. (China) (Class H Stock)	48,000	49,636
Progressive Corp. (The)	19,300	2,242,853
Reinsurance Group of America, Inc.	6,200	780,022
Sampo OYJ (Finland) (Class A Stock)	15,794	674,272
Samsung Fire & Marine Insurance Co. Ltd. (South Korea)	315	40,288
SiriusPoint Ltd. (Bermuda)*	9,500	47,025
Sompo Holdings, Inc. (Japan)	15,300	612,174
Stewart Information Services Corp.	1,000	43,640
Zurich Insurance Group AG (Switzerland)	735	293,008

		14,722,695

Interactive Media & Services 2.5%

Alphabet, Inc. (Class A Stock)*	83,800	8,015,470
Alphabet, Inc. (Class C Stock)*	81,440	7,830,456
Bumble, Inc. (Class A Stock)*	2,600	55,874
Cargurus, Inc.*	7,900	111,943
Meta Platforms, Inc. (Class A Stock)*	35,094	4,761,554
Outbrain, Inc.*	8,700	31,755
Tencent Holdings Ltd. (China)	15,400	520,155
TrueCar, Inc.*	25,400	38,354
Yelp, Inc.*	400	13,564

		21,379,125

Internet & Direct Marketing Retail 1.3%

Alibaba Group Holding Ltd. (China)*	21,900	218,548
Amazon.com, Inc.*	90,940	10,276,220
Duluth Holdings, Inc. (Class B Stock)*	9,500	66,880
Pinduoduo, Inc. (China), ADR*	10,600	663,348

		11,224,996

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

IT Services 2.3%

Accenture PLC (Class A Stock)	9,030	$2,323,419
Amadeus IT Group SA (Spain)*	1,170	54,244
Automatic Data Processing, Inc.	8,700	1,967,853
Capgemini SE (France)	4,014	642,644
CGI, Inc. (Canada)*	8,600	647,420
Cognizant Technology Solutions Corp. (Class A Stock)	14,300	821,392
Computacenter PLC (United Kingdom)	1,740	37,376
Conduent, Inc.*	5,700	19,038
Digital Garage, Inc. (Japan)	7,800	187,018
Edenred (France)	1,247	57,450
EPAM Systems, Inc.*	2,000	724,380
Fiserv, Inc.*	5,500	514,635
GMO internet group, Inc. (Japan)	2,900	50,904
Hackett Group, Inc. (The)	7,380	130,774
Information Services Group, Inc.	2,300	10,948
International Business Machines Corp.	9,494	1,127,982
Mastercard, Inc. (Class A Stock)	17,400	4,947,516
Nomura Research Institute Ltd. (Japan)	1,800	43,962
NTT Data Corp. (Japan)	44,000	568,353
Payoneer Global, Inc.*	34,800	210,540
Paysafe Ltd.*	44,800	61,824
Sabre Corp.*	2,600	13,390
SS&C Technologies Holdings, Inc.	16,000	764,000
TTEC Holdings, Inc.	1,400	62,034
Visa, Inc. (Class A Stock)	25,155	4,468,786

		20,457,882

Leisure Products 0.0%

GOLFZON Co. Ltd. (South Korea)	1,575	117,785
MasterCraft Boat Holdings, Inc.*	3,359	63,317
Topgolf Callaway Brands Corp.*	3,000	57,780
Vista Outdoor, Inc.*	1,200	29,184

		268,066

Life Sciences Tools & Services 0.5%

Agilent Technologies, Inc.	1,800	218,790
Avantor, Inc.*	15,200	297,920
Danaher Corp.	5,660	1,461,921
Divi’s Laboratories Ltd. (India)	912	41,291
Eurofins Scientific SE (Luxembourg)	702	41,674
IQVIA Holdings, Inc.*	3,600	652,104
NeoGenomics, Inc.*	6,100	52,521

See Notes to Financial Statements.

PGIM Balanced Fund    31

Schedule of Investments  (continued)

as of September 30, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Life Sciences Tools & Services (cont’d.)

Sotera Health Co.*	19,000	$129,580
Thermo Fisher Scientific, Inc.	2,833	1,436,869

		4,332,670

Machinery 0.7%

AGCO Corp.	5,000	480,850
Altra Industrial Motion Corp.	6,360	213,823
Atlas Copco AB (Sweden) (Class B Stock)	8,224	68,169
Caterpillar, Inc.	3,800	623,504
Hillenbrand, Inc.	6,600	242,352
Hitachi Construction Machinery Co. Ltd. (Japan)	5,500	102,216
IHI Corp. (Japan)	10,100	216,022
Japan Steel Works Ltd. (The) (Japan)	2,600	51,268
Makino Milling Machine Co. Ltd. (Japan)	1,800	55,545
Mueller Industries, Inc.	5,200	309,088
PACCAR, Inc.	28,400	2,376,796
REV Group, Inc.	7,200	79,416
SMC Corp. (Japan)	1,500	610,456
Standex International Corp.	1,100	89,815
Titan International, Inc.*	13,600	165,104
Volvo AB (Sweden) (Class B Stock)	7,414	104,915

		5,789,339

Marine 0.2%

AP Moller - Maersk A/S (Denmark) (Class B Stock)	328	596,051
D/S Norden A/S (Denmark)	2,470	104,200
Evergreen Marine Corp. Taiwan Ltd. (Taiwan)	79,600	362,930
Kuehne + Nagel International AG (Switzerland)	2,663	542,272
Orient Overseas International Ltd. (Hong Kong)	21,000	365,465
SITC International Holdings Co. Ltd. (China)	15,000	27,509

		1,998,427

Media 0.3%

Advantage Solutions, Inc.*	7,700	16,401
Cheil Worldwide, Inc. (South Korea)	20,969	330,548
Comcast Corp. (Class A Stock)	31,293	917,824
Gray Television, Inc.	4,760	68,163
Informa PLC (United Kingdom)	7,800	44,584
Media Nusantara Citra Tbk PT (Indonesia)*	724,500	39,360
Publicis Groupe SA (France)	10,797	511,591

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Media (cont’d.)

Television Francaise 1 (France)	19,265	$110,057
WPP PLC (United Kingdom)	63,315	522,677

		2,561,205

Metals & Mining 0.5%

African Rainbow Minerals Ltd. (South Africa)	14,628	196,712
ArcelorMittal SA (Luxembourg)	23,888	475,331
Baoshan Iron & Steel Co. Ltd. (China) (Class A Stock)	116,200	85,365
BHP Group Ltd. (Australia)	4,340	107,884
BlueScope Steel Ltd. (Australia)	3,220	31,272
Carpenter Technology Corp.	700	21,798
Commercial Metals Co.	2,300	81,604
Ferrexpo PLC (Ukraine)	59,460	79,374
Fortescue Metals Group Ltd. (Australia)	24,784	266,065
Glencore PLC (Australia)	47,554	249,897
Hindalco Industries Ltd. (India)	9,261	43,899
Koza Anadolu Metal Madencilik Isletmeleri A/S (Turkey)*	35,802	51,341
National Aluminium Co. Ltd. (India)	62,946	54,539
Polyus PJSC (Russia)^	3,704	—
POSCO Holdings, Inc. (South Korea)	2,860	417,182
Rio Tinto Ltd. (Australia)	1,960	118,565
Ryerson Holding Corp.	7,800	200,772
Schnitzer Steel Industries, Inc. (Class A Stock)	1,900	54,074
Shanxi Taigang Stainless Steel Co. Ltd. (China) (Class A Stock)	81,900	51,146
SSAB AB (Sweden) (Class A Stock)	59,670	262,694
Steel Dynamics, Inc.	3,200	227,040
SunCoke Energy, Inc.	3,900	22,659
Tata Steel Ltd. (India)	510,260	616,025
TimkenSteel Corp.*	1,800	26,982
Vale SA (Brazil)	17,700	236,838
West African Resources Ltd. (Australia)*	629,919	420,635

		4,399,693

Mortgage Real Estate Investment Trusts (REITs) 0.0%

Apollo Commercial Real Estate Finance, Inc.	1,200	9,960
BrightSpire Capital, Inc.	1,800	11,358
Chimera Investment Corp.	2,400	12,528
Granite Point Mortgage Trust, Inc.	3,800	24,472
Ladder Capital Corp.	7,000	62,720
TPG RE Finance Trust, Inc.	6,520	45,640

		166,678

See Notes to Financial Statements.

PGIM Balanced Fund    33

Schedule of Investments  (continued)

as of September 30, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Multiline Retail 0.3%

Dollar General Corp.	9,200	$2,206,712
Dollarama, Inc. (Canada)	10,600	608,521
Europris ASA (Norway), 144A	12,469	62,361
Macy’s, Inc.	10,300	161,401

		3,038,995

Multi-Utilities 0.5%

Black Hills Corp.	500	33,865
E.ON SE (Germany)	80,339	617,226
Engie SA (France)	60,059	691,273
NorthWestern Corp.	2,800	137,984
Sempra Energy	16,900	2,533,986

		4,014,334

Oil, Gas & Consumable Fuels 3.0%

Adaro Energy Indonesia Tbk PT (Indonesia)	161,700	41,699
Berry Corp.	9,500	71,250
California Resources Corp.	600	23,058
Canadian Natural Resources Ltd. (Canada)	6,000	279,292
Cheniere Energy, Inc.	3,800	630,458
Chevron Corp.	31,000	4,453,770
China Shenhua Energy Co. Ltd. (China) (Class H Stock)	249,500	742,427
Chord Energy Corp.	2,000	273,540
Civitas Resources, Inc.	1,900	109,041
ConocoPhillips	32,000	3,274,880
CONSOL Energy, Inc.	4,400	283,008
Cosmo Energy Holdings Co. Ltd. (Japan)	2,000	51,600
Diamondback Energy, Inc.	5,800	698,668
Eni SpA (Italy)	62,667	666,069
Equinor ASA (Norway)	21,634	713,462
Exxon Mobil Corp.	53,200	4,644,892
Imperial Oil Ltd. (Canada)	12,400	536,898
Indo Tambangraya Megah Tbk PT (Indonesia)	18,900	51,062
Inner Mongolia Yitai Coal Co. Ltd. (China) (Class B Stock)	33,800	50,726
Inpex Corp. (Japan)	60,400	563,356
LUKOIL PJSC (Russia)^	10,297	—
Marathon Petroleum Corp.	7,100	705,243
Matador Resources Co.	1,600	78,272
Murphy Oil Corp.	8,900	313,013
New Fortress Energy, Inc.	3,900	170,469
PBF Energy, Inc. (Class A Stock)*	1,700	59,772
Permian Resources Corp.*	28,600	194,480
Petroleo Brasileiro SA (Brazil)	19,400	119,687

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)

Phillips 66	12,300	$992,856
Pioneer Natural Resources Co.	1,900	411,407
Rosneft Oil Co. PJSC (Russia)^	31,520	—
Shaanxi Coal Industry Co. Ltd. (China) (Class A Stock)	53,200	169,372
Shell PLC (Netherlands)	36,955	916,777
SM Energy Co.	7,500	282,075
Suncor Energy, Inc. (Canada)	26,400	743,447
Talos Energy, Inc.*	1,500	24,975
Valero Energy Corp.	25,400	2,713,990
Whitehaven Coal Ltd. (Australia)	8,762	50,836
World Fuel Services Corp.	4,049	94,908
Yankuang Energy Group Co. Ltd. (China) (Class H Stock)	12,000	43,328

		26,244,063

Paper & Forest Products 0.1%

Canfor Corp. (Canada)*	21,400	311,546
Interfor Corp. (Canada)*	2,900	50,763
Suzano SA (Brazil)	54,800	453,793

		816,102

Personal Products 0.2%

BellRing Brands, Inc.*	1,300	26,793
Chlitina Holding Ltd. (China)	88,000	429,731
Coty, Inc. (Class A Stock)*	23,000	145,360
elf Beauty, Inc.*	1,300	48,906
Haleon PLC (United Kingdom)*	59,393	185,185
Inter Parfums, Inc.	200	15,092
L’Oreal SA (France)	1,002	320,382
Unilever PLC (United Kingdom)	12,852	564,715

		1,736,164

Pharmaceuticals 3.1%

Amneal Pharmaceuticals, Inc.*	6,600	13,332
Amphastar Pharmaceuticals, Inc.*	2,300	64,630
AstraZeneca PLC (United Kingdom)	2,183	239,976
Bayer AG (Germany)	9,253	426,328
Bristol-Myers Squibb Co.	58,220	4,138,860
China Medical System Holdings Ltd. (China)	263,000	313,294
Chugai Pharmaceutical Co. Ltd. (Japan)	22,800	569,614
CSPC Pharmaceutical Group Ltd. (China)	46,800	46,387
Eli Lilly & Co.	2,700	873,045
Evolus, Inc.*	5,100	41,055

See Notes to Financial Statements.

PGIM Balanced Fund    35

Schedule of Investments  (continued)

as of September 30, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Pharmaceuticals (cont’d.)

GSK PLC	47,514	$686,231
Harmony Biosciences Holdings, Inc.*	1,800	79,722
Ipsen SA (France)	4,309	398,799
Jazz Pharmaceuticals PLC*	4,600	613,134
Johnson & Johnson	22,869	3,735,880
Merck & Co., Inc.	51,000	4,392,120
Merck KGaA (Germany)	4,544	735,586
Novartis AG (Switzerland)	10,521	802,089
Novo Nordisk A/S (Denmark) (Class B Stock)	8,374	834,199
Ono Pharmaceutical Co. Ltd. (Japan)	1,800	42,046
Pfizer, Inc.	117,300	5,133,048
Prestige Consumer Healthcare, Inc.*	3,860	192,344
Roche Holding AG (Genusschein)	4,469	1,454,806
Sanofi (France)	12,718	968,431
Shionogi & Co. Ltd. (Japan)	1,400	67,612
Sun Pharmaceutical Industries Ltd. (India)	33,350	387,321
Takeda Pharmaceutical Co. Ltd. (Japan)	7,900	205,146

		27,455,035

Professional Services 0.4%

ASGN, Inc.*	2,280	206,044
CoStar Group, Inc.*	30,300	2,110,395
Heidrick & Struggles International, Inc.	700	18,193
Insperity, Inc.	1,900	193,971
Korn Ferry	4,200	197,190
Randstad NV (Netherlands)	972	41,952
TriNet Group, Inc.*	1,600	113,952
TrueBlue, Inc.*	2,100	40,068
Wolters Kluwer NV (Netherlands)	6,688	651,235

		3,573,000

Real Estate Management & Development 0.2%

Aldar Properties PJSC (United Arab Emirates)	57,204	65,302
CK Asset Holdings Ltd. (Hong Kong)	92,000	552,312
Cushman & Wakefield PLC*	4,200	48,090
Emaar Properties PJSC (United Arab Emirates)	335,595	526,592
Forestar Group, Inc.*	2,600	29,094
Longfor Group Holdings Ltd. (China), 144A	148,000	424,249
Newmark Group, Inc. (Class A Stock)	14,400	116,064

		1,761,703

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Road & Rail 0.1%

Covenant Logistics Group, Inc.	700	$20,090
Daseke, Inc.*	2,100	11,361
Ryder System, Inc.	5,900	445,391
Union Pacific Corp.	800	155,856

		632,698

Semiconductors & Semiconductor Equipment 2.5%

Amkor Technology, Inc.	11,900	202,895
ASML Holding NV (Netherlands)	815	337,637
Broadcom, Inc.	8,780	3,898,408
Daqo New Energy Corp. (China), ADR*	1,200	63,696
Diodes, Inc.*	3,600	233,676
Enphase Energy, Inc.*	10,500	2,913,435
Intel Corp.	120,168	3,096,729
Lattice Semiconductor Corp.*	2,800	137,788
MaxLinear, Inc.*	3,600	117,432
Microchip Technology, Inc.	14,400	878,832
Micron Technology, Inc.	36,800	1,843,680
NVIDIA Corp.	15,500	1,881,545
NXP Semiconductors NV (China)	8,000	1,180,080
PDF Solutions, Inc.*	6,600	161,898
Photronics, Inc.*	10,600	154,972
QUALCOMM, Inc.	15,400	1,739,892
Semtech Corp.*	1,280	37,645
STMicroelectronics NV (Singapore)	15,049	467,682
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	150,000	1,988,309
United Microelectronics Corp. (Taiwan)*	496,000	555,072

		21,891,303

Software 4.3%

A10 Networks, Inc.	6,080	80,682
ACI Worldwide, Inc.*	2,800	58,520
Adobe, Inc.*	6,318	1,738,713
Agilysys, Inc.*	1,300	71,955
Autodesk, Inc.*	3,100	579,080
Blackbaud, Inc.*	2,780	122,487
Box, Inc. (Class A Stock)*	7,900	192,681
Cadence Design Systems, Inc.*	15,300	2,500,479
ChannelAdvisor Corp.*	1,080	24,473
Check Point Software Technologies Ltd. (Israel)*	600	67,212
Cleanspark, Inc.*	3,200	10,176
CommVault Systems, Inc.*	1,800	95,472
Dassault Systemes SE (France)	18,360	633,880

See Notes to Financial Statements.

PGIM Balanced Fund    37

Schedule of Investments  (continued)

as of September 30, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Software (cont’d.)

EngageSmart, Inc.*	6,600	$136,554
Instructure Holdings, Inc.*	1,700	37,876
Microsoft Corp.	97,566	22,723,121
OneSpan, Inc.*	5,300	45,633
Oracle Corp.	21,198	1,294,562
Paycom Software, Inc.*	6,600	2,177,934
Progress Software Corp.	500	21,275
Qualys, Inc.*	100	13,939
Rimini Street, Inc.*	2,300	10,718
Roper Technologies, Inc.	2,600	935,064
Salesforce, Inc.*	2,200	316,448
Sapiens International Corp. NV (Israel)	1,100	21,098
Sprout Social, Inc. (Class A Stock)*	200	12,136
SPS Commerce, Inc.*	2,676	332,439
Sumo Logic, Inc.*	10,700	80,250
Synopsys, Inc.*	8,700	2,657,937
Tata Elxsi Ltd. (India)	399	41,532
Upland Software, Inc.*	7,900	64,227
Verint Systems, Inc.*	5,500	184,690
WiseTech Global Ltd. (Australia)	1,586	51,819
Xperi Holding Corp.	8,900	125,846

		37,460,908

Specialty Retail 0.9%

Aritzia, Inc. (Canada)*	9,300	305,590
Asbury Automotive Group, Inc.*	1,600	241,760
AutoNation, Inc.*	16,160	1,646,219
AutoZone, Inc.*	110	235,612
Chow Tai Fook Jewellery Group Ltd. (China)	381,000	716,043
Destination XL Group, Inc.*	4,400	23,848
Group 1 Automotive, Inc.	1,400	200,018
Home Depot, Inc. (The)	5,558	1,533,675
Industria de Diseno Textil SA (Spain)	29,328	605,231
JB Hi-Fi Ltd. (Australia)	3,670	88,816
JD Sports Fashion PLC (United Kingdom)	133,030	146,556
Lithia Motors, Inc.	3,800	815,290
Nishimatsuya Chain Co. Ltd. (Japan)	5,000	46,419
ODP Corp. (The)*	2,900	101,935
OneWater Marine, Inc. (Class A Stock)*	900	27,099
Penske Automotive Group, Inc.	8,300	816,969
TravelCenters of America, Inc.*	2,900	156,397
Ulta Beauty, Inc.*	500	200,595

		7,908,072

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Technology Hardware, Storage & Peripherals 3.0%

Apple, Inc.	174,004	$24,047,353
Hewlett Packard Enterprise Co.	13,800	165,324
Lenovo Group Ltd. (China)	708,000	489,720
Pure Storage, Inc. (Class A Stock)*	34,400	941,528
Samsung Electronics Co. Ltd. (South Korea)	11,316	415,515
Seiko Epson Corp. (Japan)	2,900	39,598
Super Micro Computer, Inc.*	4,700	258,829

		26,357,867

Textiles, Apparel & Luxury Goods 0.4%

Burberry Group PLC (United Kingdom)	2,160	43,147
Cie Financiere Richemont SA (Switzerland) (Class A Stock)	2,488	234,856
Descente Ltd. (Japan)	2,200	50,506
G-III Apparel Group Ltd.*	2,000	29,900
Gildan Activewear, Inc. (Canada)	4,200	118,732
Hermes International (France)	278	326,961
HUGO BOSS AG (Germany)	2,340	108,952
Li Ning Co. Ltd. (China)	11,500	87,261
LVMH Moet Hennessy Louis Vuitton SE (France)	1,288	759,372
Mavi Giyim Sanayi Ve Ticaret A/S (Turkey) (Class B Stock), 144A	35,508	137,380
Oxford Industries, Inc.	600	53,868
Page Industries Ltd. (India)	84	52,074
PVH Corp.	32,800	1,469,440
Raymond Ltd. (India)	4,850	60,683
Youngone Corp. (South Korea)	1,898	58,582

		3,591,714

Thrifts & Mortgage Finance 0.1%

Axos Financial, Inc.*	400	13,692
Enact Holdings, Inc.	1,900	42,123
Essent Group Ltd.	700	24,409
Genworth Mortgage Insurance Australia Ltd. (Australia)	233,190	406,245
Mr. Cooper Group, Inc.*	2,500	101,250
NMI Holdings, Inc. (Class A Stock)*	11,400	232,218
Paragon Banking Group PLC (United Kingdom)	7,981	34,923
PennyMac Financial Services, Inc.	300	12,870
Radian Group, Inc.	3,800	73,302

		941,032

Tobacco 0.5%

British American Tobacco PLC (United Kingdom)	28,254	1,013,119
Imperial Brands PLC (United Kingdom)	30,236	621,739

See Notes to Financial Statements.

PGIM Balanced Fund    39

Schedule of Investments  (continued)

as of September 30, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Tobacco (cont’d.)

ITC Ltd. (India)	15,652	$63,613
Japan Tobacco, Inc. (Japan)	33,073	543,481
KT&G Corp. (South Korea)	777	46,915
Philip Morris International, Inc.	21,400	1,776,414
Scandinavian Tobacco Group A/S (Denmark), 144A	32,895	477,229
Turning Point Brands, Inc.	700	14,861
Vector Group Ltd.	1,800	15,858

		4,573,229

Trading Companies & Distributors 0.6%

Applied Industrial Technologies, Inc.	280	28,778
Boise Cascade Co.	3,560	211,678
Brenntag SE (Germany)	672	40,624
GMS, Inc.*	2,840	113,628
H&E Equipment Services, Inc.	500	14,170
LX International Corp. (South Korea)	1,898	51,225
Marubeni Corp. (Japan)	73,000	636,961
Mitsubishi Corp. (Japan)	14,300	391,108
Mitsui & Co. Ltd. (Japan)	38,500	819,271
MRC Global, Inc.*	3,700	26,603
Rush Enterprises, Inc. (Class A Stock)	500	21,930
Russel Metals, Inc. (Canada)	5,500	102,328
Sumitomo Corp. (Japan)	47,500	586,833
Titan Machinery, Inc.*	6,300	178,038
Univar Solutions, Inc.*	27,900	634,446
Veritiv Corp.*	1,800	175,986
WESCO International, Inc.*	7,200	859,536

		4,893,143

Transportation Infrastructure 0.0%

Shanghai International Port Group Co. Ltd. (China) (Class A Stock)	211,800	164,525

Water Utilities 0.0%

Artesian Resources Corp. (Class A Stock)	1,405	67,609
SJW Group	1,100	63,360

		130,969

Wireless Telecommunication Services 0.2%

Airtel Africa PLC (Nigeria), 144A	39,246	56,290
Intelsat Emergence SA (Luxembourg)*	4,218	115,995
SoftBank Group Corp. (Japan)	13,400	454,141

See Notes to Financial Statements.

Description	Shares	Value

COMMON STOCKS (Continued)

Wireless Telecommunication Services (cont’d.)

Telephone & Data Systems, Inc.	6,300	$87,570
T-Mobile US, Inc.*	6,000	805,020

		1,519,016

TOTAL COMMON STOCKS (cost $467,269,034)		501,743,186

EXCHANGE-TRADED FUND 0.2%

iShares MSCI EAFE ETF(a) (cost $2,461,211)	40,000	2,240,400

PREFERRED STOCKS 0.2%

Automobiles 0.0%

Porsche Automobil Holding SE (Germany) (PRFC)	759	42,765
Volkswagen AG (Germany) (PRFC)	2,856	348,980

		391,745

Banks 0.0%

Citigroup Capital XIII, 9.176%(c), 3 Month LIBOR + 6.370%, Maturing 10/30/40	3,000	83,700

Capital Markets 0.0%

State Street Corp., 5.350%(c), 3 Month LIBOR + 3.709%, Series G, Maturing 03/15/26(oo)	5,000	122,250

Electric Utilities 0.1%

Cia Energetica de Minas Gerais (Brazil) (PRFC)	108,939	217,904
Cia Paranaense de Energia (Brazil) (PRFC B)	387,600	472,793

		690,697

Metals & Mining 0.0%

Gerdau SA (Brazil) (PRFC)	10,000	45,306

Oil, Gas & Consumable Fuels 0.1%

Petroleo Brasileiro SA (Brazil) (PRFC)	137,600	764,225

Technology Hardware, Storage & Peripherals 0.0%

Samsung Electronics Co. Ltd. (South Korea) (PRFC)	4,320	140,326

TOTAL PREFERRED STOCKS (cost $2,219,056)		2,238,249

See Notes to Financial Statements.

PGIM Balanced Fund    41

Schedule of Investments  (continued)

as of September 30, 2022

Description	Units	Value

RIGHTS* 0.0%

Wireless Telecommunication Services

Intelsat Jackson Holdings SA, Series A (Luxembourg), CVR, expiring 12/31/22^	440	$4,194
Intelsat Jackson Holdings SA, Series B (Luxembourg), CVR, expiring 12/31/22^	440	871

		5,065

	Interest Rate	Maturity Date	Principal Amount (000)#

ASSET-BACKED SECURITIES 6.2%

Automobiles 0.9%

AmeriCredit Automobile Receivables Trust,
Series 2019-01, Class C	3.360%	02/18/25	159	158,275
Series 2019-02, Class C	2.740	04/18/25	300	297,326
Series 2019-03, Class C	2.320	07/18/25	800	788,077
Series 2020-02, Class D	2.130	03/18/26	100	93,833
Avis Budget Rental Car Funding AESOP LLC,
Series 2018-02A, Class A, 144A	4.000	03/20/25	300	294,747
Series 2020-01A, Class A, 144A	2.330	08/20/26	500	459,964
Series 2020-02A, Class A, 144A	2.020	02/20/27	100	89,125
Series 2021-02A, Class C, 144A	2.350	02/20/28	500	411,604
Exeter Automobile Receivables Trust,
Series 2020-03A, Class C	1.320	07/15/25	77	75,585
Series 2020-03A, Class D	1.730	07/15/26	100	96,660
Ford Credit Auto Owner Trust,
Series 2021-01, Class C, 144A	1.910	10/17/33	180	155,879
Series 2021-02, Class D, 144A	2.600	05/15/34	300	252,251
Hertz Vehicle Financing III LLC,
Series 2022-01A, Class C, 144A	2.630	06/25/26	100	89,374
Hertz Vehicle Financing III LP,
Series 2021-02A, Class A, 144A	1.680	12/27/27	700	598,633
Series 2021-02A, Class B, 144A	2.120	12/27/27	100	85,424
Hertz Vehicle Financing LLC,
Series 2022-02A, Class B, 144A	2.650	06/26/28	100	85,086
JPMorgan Chase Bank, NA,
Series 2020-02, Class D, 144A	1.487	02/25/28	213	207,541
Series 2021-02, Class D, 144A	1.138	12/26/28	156	149,034
OneMain Direct Auto Receivables Trust,
Series 2019-01A, Class A, 144A	3.630	09/14/27	1,280	1,216,003
Santander Bank Auto Credit-Linked Notes,
Series 2022-A, Class C, 144A	7.375	05/15/32	246	241,173

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Automobiles (cont’d.)

Santander Drive Auto Receivables Trust,
Series 2020-02, Class D	2.220%	09/15/26		100	$97,645
Series 2020-03, Class D	1.640	11/16/26		400	387,127
Series 2020-04, Class D	1.480	01/15/27		300	288,376
Series 2021-01, Class D	1.130	11/16/26		800	765,020
World Omni Select Auto Trust,
Series 2019-A, Class B	2.170	12/15/25		534	531,689
Series 2019-A, Class C	2.380	12/15/25		200	197,419

					8,112,870

Collateralized Debt Obligations 0.2%

Arbor Realty Commercial Real Estate Notes Ltd.
(Cayman Islands),
Series 2022-FL01, Class A, 144A, 30 Day Average
SOFR + 1.450% (Cap N/A, Floor 1.450%)	3.735(c)	01/15/37		900	875,944
MF1 Ltd. (Cayman Islands),
Series 2022-FL08, Class A, 144A, 30 Day Average
SOFR + 1.350% (Cap N/A, Floor 1.350%)	3.634(c)	02/19/37		500	484,397

					1,360,341

Collateralized Loan Obligations 4.0%

AlbaCore Euro CLO DAC (Ireland),
Series 04A, Class B1, 144A, 3 Month EURIBOR + 2.600% (Cap N/A, Floor 2.600%)	2.600(c)	07/15/35	EUR	2,000	1,810,945
Balboa Bay Loan Funding Ltd. (Cayman Islands),
Series 2020-01A, Class AR, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	3.830(c)	01/20/32		1,500	1,451,250
Barings Loan Partners CLO Ltd. (Cayman Islands),
Series LP-02A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	3.810(c)	01/20/34		2,100	2,021,578
Battalion CLO Ltd.,
Series 2018-12A, Class A1, 144A, 3 Month LIBOR + 1.070% (Cap N/A, Floor 1.070%)	4.012(c)	05/17/31		1,000	977,687
Carlyle CLO Ltd. (Cayman Islands),
Series C17A, Class A1AR, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	3.812(c)	04/30/31		1,000	978,983
CVC Cordatus Loan Fund DAC (Ireland),
Series 14A, Class A1R, 144A, 3 Month EURIBOR + 0.850% (Cap N/A, Floor 0.850%)	1.241(c)	05/22/32	EUR	1,500	1,410,774
Series 14A, Class A2R, 144A	1.250	05/22/32	EUR	1,500	1,372,592

See Notes to Financial Statements.

PGIM Balanced Fund    43

Schedule of Investments  (continued)

as of September 30, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)

Elmwood CLO Ltd. (Cayman Islands),
Series 2019-02A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	3.860%(c)	04/20/34		1,350	$1,302,750
Madison Park Funding Ltd. (Cayman Islands),
Series 2021-59A, Class A, 144A, 3 Month LIBOR + 1.140% (Cap N/A, Floor 1.140%)	3.880(c)	01/18/34		1,500	1,450,509
Series 2021-59A, Class B, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	4.440(c)	01/18/34		1,000	936,095
Northwoods Capital Ltd. (Cayman Islands),
Series 2020-22A, Class AR, 144A, 3 Month SOFR + 1.450% (Cap N/A, Floor 1.450%)	4.397(c)	09/01/31		2,500	2,443,776
OZLM Ltd. (Cayman Islands),
Series 2018-20A, Class A1, 144A, 3 Month LIBOR + 1.050% (Cap N/A, Floor 1.050%)	3.760(c)	04/20/31		1,500	1,459,270
Palmer Square CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	3.840(c)	07/16/31		4,000	3,891,270
Park Avenue Institutional Advisers CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 1.180%)	3.692(c)	10/15/34		3,500	3,349,834
Sixth Street CLO Ltd. (Cayman Islands),
Series 2021-19A, Class A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 1.100%)	3.810(c)	07/20/34		4,000	3,832,932
TCW CLO Ltd. (Cayman Islands),
Series 2019-02A, Class A1R, 144A, 3 Month SOFR + 1.280% (Cap N/A, Floor 1.280%)	3.757(c)	10/20/32		3,500	3,396,560
TIAA CLO Ltd. (Cayman Islands),
Series 2016-01A, Class AR, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 0.000%)	3.910(c)	07/20/31		250	242,697
Trinitas Euro CLO DAC (Ireland),
Series 02A, Class CR, 144A, 3 Month EURIBOR + 3.750% (Cap N/A, Floor 3.750%)	3.750(c)	04/15/35	EUR	2,750	2,348,740
Wellfleet CLO Ltd. (Cayman Islands),
Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.200% (Cap N/A, Floor 1.200%)	3.910(c)	10/20/31		500	485,326

					35,163,568

Consumer Loans 0.6%

Fairstone Financial Issuance Trust (Canada),
Series 2020-01A, Class A, 144A	2.509	10/20/39	CAD	200	135,680

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Consumer Loans (cont’d.)

Lending Funding Trust,
Series 2020-02A, Class A, 144A	2.320%	04/21/31		100	$87,058
Lendmark Funding Trust,
Series 2019-02A, Class A, 144A	2.780	04/20/28		900	875,526
Series 2021-01A, Class A, 144A	1.900	11/20/31		700	588,111
Mariner Finance Issuance Trust,
Series 2020-AA, Class A, 144A	2.190	08/21/34		200	193,056
OneMain Financial Issuance Trust,
Series 2020-01A, Class A, 144A	3.840	05/14/32		193	191,898
Series 2020-02A, Class A, 144A	1.750	09/14/35		400	352,149
Series 2022-02A, Class D, 144A	6.550	10/14/34		800	773,847
Oportun Funding XIV LLC,
Series 2021-A, Class A, 144A	1.210	03/08/28		400	371,383
Series 2021-A, Class B, 144A	1.760	03/08/28		300	275,755
Oportun Issuance Trust,
Series 2022-02, Class A, 144A	5.940	10/09/29		912	906,321
Regional Management Issuance Trust,
Series 2022-01, Class A, 144A	3.070	03/15/32		400	361,510

					5,112,294

Credit Cards 0.1%

Newday Partnership Funding PLC (United Kingdom),
Series 2020-01A, Class A3, 144A, 1 Month SONIA + 1.400% (Cap N/A, Floor 0.000%)	3.372(c)	11/15/28	GBP	465	515,560

Equipment 0.0%

MMAF Equipment Finance LLC,
Series 2017-B, Class A5, 144A	2.720	06/15/40		400	389,410

Manufactured Housing 0.0%

Towd Point Mortgage Trust,
Series 2019-MH01, Class A1, 144A	3.000(cc)	11/25/58		49	47,925

See Notes to Financial Statements.

PGIM Balanced Fund    45

Schedule of Investments  (continued)

as of September 30, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Other 0.2%

Loandepot GMSR Master Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	5.739%(c)	10/16/23		100	$92,016
TH MSR Issuer Trust,
Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	5.884(c)	06/25/24		1,400	1,297,182

					1,389,198

Residential Mortgage-Backed Securities 0.0%

Countrywide Asset-Backed Certificates,
Series 2004-01, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	3.834(c)	03/25/34		24	22,864
Rathlin Residential DAC (Ireland),
Series 2021-01A, Class A, 144A, 1 Month EURIBOR + 2.000% (Cap N/A, Floor 0.000%)	2.085(c)	09/27/75	EUR	424	398,036

					420,900

Student Loans 0.2%

Commonbond Student Loan Trust,
Series 2017-BGS, Class A1, 144A	2.680	09/25/42		110	101,396
Series 2018-AGS, Class A1, 144A	3.210	02/25/44		89	84,415
Series 2018-CGS, Class A1, 144A	3.870	02/25/46		36	34,996
Laurel Road Prime Student Loan Trust,
Series 2017-C, Class A2B, 144A	2.810	11/25/42		21	20,584
Series 2018-B, Class A2FX, 144A	3.540	05/26/43		44	43,768
Series 2019-A, Class A2FX, 144A	2.730	10/25/48		64	62,443
Navient Private Education Refi Loan Trust,
Series 2018-A, Class A2, 144A	3.190	02/18/42		54	53,504
Series 2018-CA, Class A2, 144A	3.520	06/16/42		52	50,974
Series 2019-CA, Class A2, 144A	3.130	02/15/68		128	123,089
SoFi Professional Loan Program LLC,
Series 2019-B, Class A2FX, 144A	3.090	08/17/48		171	161,938
Series 2019-C, Class A2FX, 144A	2.370	11/16/48		328	307,208

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Student Loans (cont’d.)

SoFi Professional Loan Program Trust,
Series 2018-B, Class A2FX, 144A	3.340%	08/25/47	112	$109,427
Series 2020-A, Class A2FX, 144A	2.540	05/15/46	440	409,801

				1,563,543

TOTAL ASSET-BACKED SECURITIES (cost $58,166,899)				54,075,609

COMMERCIAL MORTGAGE-BACKED SECURITIES 6.1%
BANK,
Series 2017-BNK04, Class A3	3.362	05/15/50	1,000	919,953
Series 2020-BN26, Class A3	2.155	03/15/63	1,800	1,466,715
Bank of America Merrill Lynch Commercial Mortgage Trust,
Series 2017-BNK03, Class XB, IO	0.736(cc)	02/15/50	40,575	925,451
Barclays Commercial Mortgage Securities Trust,
Series 2018-C02, Class A4	4.047	12/15/51	1,351	1,266,007
Series 2020-C07, Class XB, IO	1.100(cc)	04/15/53	4,900	294,822
Benchmark Mortgage Trust,
Series 2019-B13, Class A3	2.701	08/15/57	1,800	1,527,923
Series 2020-B17, Class A4	2.042	03/15/53	650	523,157
BX Commercial Mortgage Trust,
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	5.468(c)	10/15/36	1,275	1,217,536
Series 2021-ACNT, Class E, 144A, 1 Month LIBOR + 2.197% (Cap N/A, Floor 2.197%)	5.015(c)	11/15/38	1,000	939,878
BX Trust,
Series 2021-LGCY, Class F, 144A, 1 Month LIBOR + 1.949% (Cap N/A, Floor 1.949%)	4.767(c)	10/15/23	1,350	1,204,641
BXSC Commercial Mortgage Trust,
Series 2022-WSS, Class XCP, IO, 144A	0.620(cc)	03/15/35	476,980	1,334,447
CFK Trust,
Series 2020-MF02, Class B, 144A	2.792	03/15/39	1,200	1,026,272
Series 2020-MF02, Class C, 144A	2.995	03/15/39	1,500	1,249,069
Series 2020-MF02, Class D, 144A	3.349	03/15/39	900	737,944
Citigroup Commercial Mortgage Trust,
Series 2014-GC21, Class A4	3.575	05/10/47	139	135,538
Series 2015-GC29, Class A3	2.935	04/10/48	385	363,328
Series 2015-P01, Class A4	3.462	09/15/48	600	571,252
Series 2019-GC41, Class A4	2.620	08/10/56	3,600	3,033,922
Series 2020-GC46, Class A4	2.477	02/15/53	1,400	1,156,640

See Notes to Financial Statements.

PGIM Balanced Fund    47

Schedule of Investments  (continued)

as of September 30, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
Commercial Mortgage Trust,
Series 2013-CR08, Class A4	3.334%	06/10/46	52	$51,081
Series 2014-CR18, Class A4	3.550	07/15/47	332	322,879
Series 2014-UBS04, Class A4	3.420	08/10/47	700	678,199
Series 2015-LC21, Class A3	3.445	07/10/48	596	569,421
Credit Suisse Mortgage Capital Certificates,
Series 2019-ICE04, Class F, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	5.468(c)	05/15/36	1,766	1,691,786
Credit Suisse Mortgage Trust,
Series 2014-USA, Class A2, 144A	3.953	09/15/37	1,600	1,452,332
CSAIL Commercial Mortgage Trust,
Series 2015-C02, Class A3	3.231	06/15/57	649	616,963
Series 2017-C08, Class A3	3.127	06/15/50	774	697,184
Deutsche Bank Commercial Mortgage Trust,
Series 2016-C01, Class A3A	3.015	05/10/49	705	648,724
FHLMC Multifamily Structured Pass-Through Certificates,
Series K055, Class X1, IO	1.482(cc)	03/25/26	2,164	81,189
GS Mortgage Securities Trust,
Series 2015-GC28, Class A4	3.136	02/10/48	368	352,385
Series 2021-GSA03, Class XB, IO	0.747(cc)	12/15/54	35,000	1,696,408
JPMCC Commercial Mortgage Securities Trust,
Series 2017-JP07, Class ASB	3.241	09/15/50	387	358,210
JPMorgan Chase Commercial Mortgage Securities Trust,
Series 2013-LC11, Class A4	2.694	04/15/46	89	88,053
Series 2018-AON, Class E, 144A	4.767(cc)	07/05/31	800	652,645
Series 2019-BKWD, Class A, 144A, 1 Month LIBOR + 1.000% (Cap N/A, Floor 1.000%)	4.068(c)	09/15/29	602	592,726
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2015-C23, Class A3	3.451	07/15/50	584	552,063
Series 2015-C25, Class A4	3.372	10/15/48	700	663,477
Morgan Stanley Capital I Trust,
Series 2016-UB11, Class A3	2.531	08/15/49	1,269	1,141,764
Series 2019-H06, Class A3	3.158	06/15/52	1,250	1,088,651
Series 2020-L04, Class A2	2.449	02/15/53	3,600	2,978,981
MTN Commercial Mortgage Trust,
Series 2022-LPFL, Class E, 144A, 1 Month SOFR + 4.289% (Cap N/A, Floor 4.289%)	7.134(c)	03/15/39	1,100	1,069,215
UBS Commercial Mortgage Trust,
Series 2017-C02, Class ASB	3.264	08/15/50	492	470,647
Series 2017-C05, Class A4	3.212	11/15/50	1,422	1,302,035
Series 2018-C08, Class A4	3.983	02/15/51	1,650	1,541,345
Series 2018-C09, Class A3	3.854	03/15/51	400	370,447
Series 2018-C14, Class A3	4.180	12/15/51	996	921,371

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
UBS-Barclays Commercial Mortgage Trust,
Series 2013-C06, Class A3	2.971%	04/10/46	95	$94,371
Wells Fargo Commercial Mortgage Trust,
Series 2015-NXS02, Class A4	3.498	07/15/58	800	765,008
Series 2016-C33, Class A3	3.162	03/15/59	941	880,252
Series 2016-C34, Class A3	2.834	06/15/49	800	744,039
Series 2016-C35, Class A3	2.674	07/15/48	1,161	1,060,211
Series 2016-NXS06, Class A3	2.642	11/15/49	1,500	1,371,482
Series 2017-C38, Class A4	3.190	07/15/50	682	623,811
Series 2018-C46, Class A3	3.888	08/15/51	1,050	978,203
Series 2018-C48, Class A4	4.037	01/15/52	1,707	1,599,254
Series 2019-C52, Class A3	2.631	08/15/52	2,500	2,358,703

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $59,584,477)				53,020,010

CORPORATE BONDS 15.3%

Aerospace & Defense 0.5%

Boeing Co. (The),
Sr. Unsec’d. Notes	2.196	02/04/26	1,860	1,651,244
Sr. Unsec’d. Notes	3.750	02/01/50	515	332,639
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	6.000	02/15/28	475	399,000
Sr. Unsec’d. Notes, 144A	7.125	06/15/26	375	343,125
Sr. Unsec’d. Notes, 144A	7.500	03/15/25	260	252,822
Sr. Unsec’d. Notes, 144A	7.875	04/15/27	425	391,000
Embraer Netherlands Finance BV (Brazil), Gtd. Notes	5.050	06/15/25	99	93,790
Embraer Overseas Ltd. (Brazil), Gtd. Notes, 144A	5.696	09/16/23	210	209,711
Raytheon Technologies Corp., Sr. Unsec’d. Notes	4.125	11/16/28	235	219,890
Teledyne Technologies, Inc., Gtd. Notes	2.750	04/01/31	935	737,665

				4,630,886

Agriculture 0.3%

Altria Group, Inc., Gtd. Notes	3.400	02/04/41	620	390,906
BAT Capital Corp. (United Kingdom), Gtd. Notes	3.557	08/15/27	410	360,012

See Notes to Financial Statements.

PGIM Balanced Fund    49

Schedule of Investments  (continued)

as of September 30, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Agriculture (cont’d.)

BAT International Finance PLC (United Kingdom), Gtd. Notes	4.448%	03/16/28	1,410	$1,255,918
Vector Group Ltd., Sr. Sec’d. Notes, 144A	5.750	02/01/29	400	328,085

				2,334,921

Airlines 0.1%

American Airlines 2016-1 Class AA Pass-Through Trust,
Pass-Through Certificates	3.575	07/15/29	150	133,938
Continental Airlines 2012-2 Class A Pass-Through Trust,
Pass-Through Certificates	4.000	04/29/26	66	62,588
Southwest Airlines Co.,
Sr. Unsec’d. Notes	5.125	06/15/27	260	254,639
United Airlines 2014-1 Class A Pass-Through Trust,
Pass-Through Certificates	4.000	10/11/27	55	50,645
United Airlines, Inc.,
Sr. Sec’d. Notes, 144A	4.375	04/15/26	260	231,981
Sr. Sec’d. Notes, 144A	4.625	04/15/29	60	49,824

				783,615

Auto Manufacturers 0.4%

Ford Motor Co.,
Sr. Unsec’d. Notes	4.750	01/15/43	350	232,723
Sr. Unsec’d. Notes	5.291	12/08/46	135	95,681
Ford Motor Credit Co. LLC,
Sr. Unsec’d. Notes	2.900	02/16/28	425	334,690
Sr. Unsec’d. Notes	3.350	11/01/22	770	768,732
General Motors Co.,
Sr. Unsec’d. Notes	4.875	10/02/23	155	154,345
Sr. Unsec’d. Notes	5.000	04/01/35	1,085	885,019
Sr. Unsec’d. Notes	6.250	10/02/43	95	82,691
Sr. Unsec’d. Notes	6.600	04/01/36	80	74,739
General Motors Financial Co., Inc.,
Gtd. Notes	3.950	04/13/24	616	600,739

				3,229,359

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment 0.1%

Dana, Inc.,
Sr. Unsec’d. Notes	5.375%	11/15/27	250	$211,820
Magna International, Inc. (Canada),
Sr. Unsec’d. Notes	2.450	06/15/30	350	282,802

				494,622

Banks 4.0%

Banco do Brasil SA (Brazil),
Sr. Unsec’d. Notes, 144A	4.875	01/11/29	200	178,850
Banco Santander SA (Spain),
Sr. Unsec’d. Notes	1.849	03/25/26	200	172,868
Bank of America Corp.,
Jr. Sub. Notes, Series JJ	5.125(ff)	06/20/24(oo)	350	328,793
Jr. Sub. Notes, Series MM	4.300(ff)	01/28/25(oo)	235	194,010
Sr. Unsec’d. Notes	2.299(ff)	07/21/32	665	497,602
Sr. Unsec’d. Notes	3.004(ff)	12/20/23	191	190,033
Sr. Unsec’d. Notes, GMTN	3.593(ff)	07/21/28	160	144,477
Sr. Unsec’d. Notes, MTN	3.194(ff)	07/23/30	215	181,079
Sr. Unsec’d. Notes, MTN	3.550(ff)	03/05/24	85	84,348
Sr. Unsec’d. Notes, MTN	3.824(ff)	01/20/28	1,835	1,689,989
Sr. Unsec’d. Notes, MTN	3.974(ff)	02/07/30	115	102,630
Sr. Unsec’d. Notes, MTN	4.271(ff)	07/23/29	350	319,310
Sr. Unsec’d. Notes, Series N	2.651(ff)	03/11/32	2,290	1,785,305
Sub. Notes, MTN	4.450	03/03/26	365	352,127
Bank of Montreal (Canada),
Sr. Unsec’d. Notes, MTN	0.625	07/09/24	660	611,385
Bank of New York Mellon Corp. (The),
Sr. Unsec’d. Notes, MTN	2.950	01/29/23	170	169,074
Barclays PLC (United Kingdom),
Sr. Unsec’d. Notes	2.645(ff)	06/24/31	1,075	798,289
Sr. Unsec’d. Notes	4.375	01/12/26	200	188,712
Sr. Unsec’d. Notes, MTN	4.972(ff)	05/16/29	400	360,157
BNP Paribas SA (France),
Sr. Unsec’d. Notes, 144A	1.904(ff)	09/30/28	750	603,752
Sr. Unsec’d. Notes, 144A	3.132(ff)	01/20/33	685	521,943
BPCE SA (France),
Sr. Unsec’d. Notes, 144A	2.277(ff)	01/20/32	250	182,618
Citigroup, Inc.,
Jr. Sub. Notes, Series U	5.000(ff)	09/12/24(oo)	100	89,670
Jr. Sub. Notes, Series V	4.700(ff)	01/30/25(oo)	1,290	1,036,716
Sr. Unsec’d. Notes	2.561(ff)	05/01/32	185	142,099

See Notes to Financial Statements.

PGIM Balanced Fund    51

Schedule of Investments  (continued)

as of September 30, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Citigroup, Inc., (cont’d.)
Sr. Unsec’d. Notes	2.572%(ff)	06/03/31	880	$693,178
Sr. Unsec’d. Notes	3.057(ff)	01/25/33	280	220,801
Sr. Unsec’d. Notes	3.668(ff)	07/24/28	290	262,041
Sr. Unsec’d. Notes	3.700	01/12/26	200	189,225
Sr. Unsec’d. Notes	3.887(ff)	01/10/28	1,500	1,381,643
Sub. Notes	4.400	06/10/25	767	745,779
Sub. Notes	4.450	09/29/27	195	180,893
Sub. Notes	4.750	05/18/46	55	43,629
Credit Suisse Group AG (Switzerland),
Sr. Unsec’d. Notes, 144A	3.091(ff)	05/14/32	495	346,730
Sr. Unsec’d. Notes, 144A	6.537(ff)	08/12/33	495	444,727
Deutsche Bank AG (Germany),
Sr. Unsec’d. Notes	3.961(ff)	11/26/25	245	228,542
Discover Bank,
Sr. Unsec’d. Notes	4.250	03/13/26	315	297,369
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series U	3.650(ff)	08/10/26(oo)	290	223,789
Jr. Sub. Notes, Series V	4.125(ff)	11/10/26(oo)	395	313,887
Sr. Unsec’d. Notes	2.383(ff)	07/21/32	465	351,258
Sr. Unsec’d. Notes	2.615(ff)	04/22/32	1,405	1,089,193
Sr. Unsec’d. Notes	3.750	02/25/26	50	47,399
Sr. Unsec’d. Notes	3.814(ff)	04/23/29	190	168,935
Sr. Unsec’d. Notes	3.850	01/26/27	410	382,227
Sr. Unsec’d. Notes	4.223(ff)	05/01/29	95	86,510
Sub. Notes	6.750	10/01/37	275	274,781
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series FF	5.000(ff)	08/01/24(oo)	345	310,164
Jr. Sub. Notes, Series HH	4.600(ff)	02/01/25(oo)	1,290	1,122,156
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%	6.276(c)	01/30/23(oo)	146	145,343
Sr. Unsec’d. Notes	1.578(ff)	04/22/27	1,005	868,744
Sr. Unsec’d. Notes	2.580(ff)	04/22/32	375	290,213
Sr. Unsec’d. Notes	2.947(ff)	02/24/28	110	97,482
Sr. Unsec’d. Notes	2.963(ff)	01/25/33	495	389,881
Sr. Unsec’d. Notes	3.509(ff)	01/23/29	265	234,753
Sr. Unsec’d. Notes	3.702(ff)	05/06/30	145	126,807
Sr. Unsec’d. Notes	3.782(ff)	02/01/28	1,591	1,459,132
Sr. Unsec’d. Notes	4.005(ff)	04/23/29	796	719,974
Sr. Unsec’d. Notes	4.323(ff)	04/26/28	85	79,951
Sr. Unsec’d. Notes	4.452(ff)	12/05/29	250	228,679
Sub. Notes	3.875	09/10/24	90	88,077

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)

Lloyds Banking Group PLC (United Kingdom),
Sr. Unsec’d. Notes	3.750%	01/11/27	300	$275,776
Morgan Stanley,
Sr. Unsec’d. Notes, GMTN	2.239(ff)	07/21/32	1,005	755,709
Sr. Unsec’d. Notes, GMTN	3.750	02/25/23	45	44,860
Sr. Unsec’d. Notes, GMTN	3.772(ff)	01/24/29	1,173	1,057,028
Sr. Unsec’d. Notes, GMTN	3.875	01/27/26	370	352,960
Sr. Unsec’d. Notes, GMTN	4.431(ff)	01/23/30	240	220,843
Sr. Unsec’d. Notes, MTN	2.511(ff)	10/20/32	215	164,569
Sr. Unsec’d. Notes, MTN	2.943(ff)	01/21/33	485	383,332
Sr. Unsec’d. Notes, MTN	3.591(ff)	07/22/28	1,536	1,386,432
Societe Generale SA (France),
Sr. Unsec’d. Notes, 144A	1.488(ff)	12/14/26	1,000	848,738
State Bank of India (India),
Sr. Unsec’d. Notes, 144A	4.375	01/24/24	310	305,796
State Street Corp.,
Jr. Sub. Notes, Series F, 3 Month LIBOR + 3.597%	6.890(c)	12/15/22(oo)	63	62,757
Sub. Notes	2.200	03/03/31	960	748,581
UniCredit SpA (Italy),
Sr. Unsec’d. Notes, 144A	3.127(ff)	06/03/32	405	287,633
Wells Fargo & Co.,
Sr. Unsec’d. Notes, MTN	2.393(ff)	06/02/28	2,500	2,143,492
Sr. Unsec’d. Notes, MTN	2.572(ff)	02/11/31	1,025	820,407

				34,918,641

Beverages 0.1%

Anheuser-Busch Cos. LLC/Anheuser-Busch InBev
Worldwide, Inc. (Belgium), Gtd. Notes	4.700	02/01/36	150	135,232
Anheuser-Busch InBev Finance, Inc. (Belgium),
Gtd. Notes	4.000	01/17/43	120	92,447
Anheuser-Busch InBev Worldwide, Inc. (Belgium),
Gtd. Notes	5.550	01/23/49	825	776,070

				1,003,749

Biotechnology 0.0%

Amgen, Inc.,
Sr. Unsec’d. Notes	3.000	01/15/52	600	378,762

See Notes to Financial Statements.

PGIM Balanced Fund    53

Schedule of Investments  (continued)

as of September 30, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Building Materials 0.1%

Griffon Corp.,
Gtd. Notes	5.750%	03/01/28		625	$537,101
Standard Industries, Inc.,
Sr. Unsec’d. Notes, 144A	4.375	07/15/30		300	229,376

					766,477

Chemicals 0.3%

CF Industries, Inc.,
Gtd. Notes	5.375	03/15/44		150	127,298
Dow Chemical Co. (The),
Sr. Unsec’d. Notes	4.375	11/15/42		20	15,786
Sr. Unsec’d. Notes	9.400	05/15/39		31	39,409
Huntsman International LLC,
Sr. Unsec’d. Notes	4.500	05/01/29		1,650	1,453,852
Sasol Financing USA LLC (South Africa),
Gtd. Notes	4.375	09/18/26		200	175,597
Gtd. Notes	5.875	03/27/24		200	192,500
Gtd. Notes	6.500	09/27/28		200	177,782
Westlake Corp.,
Sr. Unsec’d. Notes	3.125	08/15/51		315	194,240

					2,376,464

Commercial Services 0.5%

Adtalem Global Education, Inc.,
Sr. Sec’d. Notes, 144A	5.500	03/01/28		157	141,705
Allied Universal Holdco LLC/Allied Universal Finance Corp.,
Sr. Sec’d. Notes, 144A	6.625	07/15/26		500	445,722
ERAC USA Finance LLC,
Gtd. Notes, 144A	2.700	11/01/23		1,166	1,134,757
Gtd. Notes, 144A	7.000	10/15/37		20	20,973
Johns Hopkins University,
Sr. Unsec’d. Notes, Series A	2.813	01/01/60		100	62,809
Loxam SAS (France),
Sr. Sub. Notes(a)	5.750	07/15/27	EUR	603	454,127
Nexi SpA (Italy),
Sr. Unsec’d. Notes(a)	2.125	04/30/29	EUR	930	690,963
President & Fellows of Harvard College,
Unsec’d. Notes	3.300	07/15/56		270	201,035

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Commercial Services (cont’d.)

RELX Capital, Inc. (United Kingdom),
Gtd. Notes	4.750%	05/20/32	210	$197,467
Trustees of Boston College,
Unsec’d. Notes	3.129	07/01/52	279	193,545
Trustees of the University of Pennsylvania (The),
Sr. Unsec’d. Notes	3.610	02/15/2119	55	35,487
United Rentals North America, Inc.,
Gtd. Notes	3.750	01/15/32	200	157,032
Gtd. Notes	3.875	02/15/31	62	50,473
Yale University,
Unsec’d. Notes, Series 2020	1.482	04/15/30	595	476,488

				4,262,583

Distribution/Wholesale 0.0%

H&E Equipment Services, Inc.,
Gtd. Notes, 144A	3.875	12/15/28	400	317,589

Diversified Financial Services 0.1%

Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A	5.500	08/15/28	120	94,444
Gtd. Notes, 144A	6.000	01/15/27	400	341,649
OneMain Finance Corp.,
Gtd. Notes	3.875	09/15/28	350	257,879
PennyMac Financial Services, Inc.,
Gtd. Notes, 144A	4.250	02/15/29	325	235,227
Power Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN	6.150	12/06/28	200	195,725

				1,124,924

Electric 1.3%

Baltimore Gas & Electric Co.,
Sr. Unsec’d. Notes	6.350	10/01/36	115	121,071
Berkshire Hathaway Energy Co.,
Sr. Unsec’d. Notes	5.950	05/15/37	120	120,165
Calpine Corp.,
Sr. Sec’d. Notes, 144A	4.500	02/15/28	200	175,125
Sr. Unsec’d. Notes, 144A	4.625	02/01/29	150	122,489
Sr. Unsec’d. Notes, 144A	5.000	02/01/31	225	179,879
CenterPoint Energy Houston Electric LLC,
General Ref. Mortgage, Series K2	6.950	03/15/33	120	133,738

See Notes to Financial Statements.

PGIM Balanced Fund    55

Schedule of Investments  (continued)

as of September 30, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

CenterPoint Energy Houston Electric LLC, (cont’d.)
General Ref. Mortgage, Series Z	2.400%	09/01/26	170	$154,610
Comision Federal de Electricidad (Mexico),
Gtd. Notes, 144A	4.688	05/15/29	440	366,657
Commonwealth Edison Co.,
First Mortgage, Series 123	3.750	08/15/47	754	582,991
Dominion Energy, Inc.,
Jr. Sub. Notes	3.071	08/15/24	800	767,057
DTE Electric Co.,
General Ref. Mortgage	3.750	08/15/47	622	483,733
Duke Energy Carolinas LLC,
First Mortgage	6.050	04/15/38	55	56,574
Duke Energy Corp.,
Sr. Unsec’d. Notes	2.650	09/01/26	210	190,512
El Paso Electric Co.,
Sr. Unsec’d. Notes	6.000	05/15/35	135	131,725
Emera US Finance LP (Canada),
Gtd. Notes	3.550	06/15/26	685	637,296
Enel Finance International NV (Italy),
Gtd. Notes, 144A	2.250	07/12/31	1,190	826,006
Engie Energia Chile SA (Chile),
Sr. Unsec’d. Notes, 144A	3.400	01/28/30	200	151,000
Eversource Energy,
Sr. Unsec’d. Notes, Series O	4.250	04/01/29	315	291,418
Florida Power & Light Co.,
First Mortgage	5.950	10/01/33	60	61,983
Iberdrola International BV (Spain),
Gtd. Notes	6.750	09/15/33	30	30,726
Interstate Power & Light Co.,
Sr. Unsec’d. Notes	2.300	06/01/30	315	252,521
Israel Electric Corp. Ltd. (Israel),
Sr. Sec’d. Notes, 144A, GMTN	4.250	08/14/28	235	216,831
Monongahela Power Co.,
First Mortgage, 144A	4.100	04/15/24	280	274,460
NRG Energy, Inc.,
Gtd. Notes	5.750	01/15/28	50	46,366
Gtd. Notes, 144A	3.375	02/15/29	50	40,530
Gtd. Notes, 144A	3.625	02/15/31	125	97,597
Gtd. Notes, 144A	3.875	02/15/32	100	78,186
Gtd. Notes, 144A	5.250	06/15/29	400	352,249
Ohio Power Co.,
Sr. Unsec’d. Notes	4.000	06/01/49	160	123,280

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)

Ohio Power Co., (cont’d.)
Sr. Unsec’d. Notes	4.150%	04/01/48		175	$139,851
Pacific Gas & Electric Co.,
First Mortgage	3.950	12/01/47		260	166,808
First Mortgage	4.550	07/01/30		540	462,707
Public Service Co. of Colorado,
First Mortgage	4.300	03/15/44		35	29,003
Public Service Electric & Gas Co.,
Sr. Sec’d. Notes, MTN	5.800	05/01/37		125	128,337
San Diego Gas & Electric Co.,
First Mortgage	4.150	05/15/48		230	189,970
Southwestern Public Service Co.,
First Mortgage	3.700	08/15/47		250	185,746
Virginia Electric & Power Co.,
Sr. Unsec’d. Notes, Series A	2.875	07/15/29		1,135	984,727
Vistra Corp.,
Jr. Sub. Notes, 144A	7.000(ff)	12/15/26(oo)		200	174,870
Jr. Sub. Notes, 144A	8.000(ff)	10/15/26(oo)		650	597,558
Vistra Operations Co. LLC,
Gtd. Notes, 144A	5.625	02/15/27		600	561,911
Sr. Sec’d. Notes, 144A	3.550	07/15/24		645	614,394
Xcel Energy, Inc.,
Sr. Unsec’d. Notes	4.800	09/15/41		105	89,754

					11,392,411

Electronics 0.1%

Trimble, Inc.,
Sr. Unsec’d. Notes	4.750	12/01/24		1,200	1,185,207

Engineering & Construction 0.1%

Cellnex Finance Co. SA (Spain),
Gtd. Notes, EMTN	2.000	02/15/33	EUR	300	191,357
Cellnex Telecom SA (Spain),
Sr. Unsec’d. Notes, EMTN	1.750	10/23/30	EUR	300	206,893
Mexico City Airport Trust (Mexico),
Sr. Sec’d. Notes	5.500	07/31/47		200	123,940
Sr. Sec’d. Notes, 144A	4.250	10/31/26		200	176,000
Sr. Sec’d. Notes, 144A	5.500	07/31/47		200	123,940

See Notes to Financial Statements.

PGIM Balanced Fund    57

Schedule of Investments  (continued)

as of September 30, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Engineering & Construction (cont’d.)

TopBuild Corp.,
Gtd. Notes, 144A	4.125%	02/15/32		100	$76,731

					898,861

Entertainment 0.2%

AMC Entertainment Holdings, Inc.,
Sec’d. Notes, 144A, Cash coupon 10.000% or PIK 12.000% or Cash coupon 5.000% and PIK 6.000%	10.000	06/15/26		168	114,568
Golden Entertainment, Inc.,
Sr. Unsec’d. Notes, 144A	7.625	04/15/26		175	172,646
International Game Technology PLC,
Sr. Sec’d. Notes, 144A	6.500	02/15/25		650	648,375
Scientific Games International, Inc.,
Gtd. Notes, 144A	8.625	07/01/25		225	230,686
Warnermedia Holdings, Inc.,
Gtd. Notes, 144A	5.050	03/15/42		265	198,351
Gtd. Notes, 144A	5.141	03/15/52		380	276,130

					1,640,756

Foods 0.3%

B&G Foods, Inc.,
Gtd. Notes	5.250	09/15/27		325	263,228
Bellis Acquisition Co. PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	3.250	02/16/26	GBP	700	587,724
Bellis Finco PLC (United Kingdom),
Sr. Unsec’d. Notes, 144A	4.000	02/16/27	GBP	500	340,105
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.500	01/15/30		500	461,875
Kraft Heinz Foods Co.,
Gtd. Notes	4.875	10/01/49		450	371,782
Lamb Weston Holdings, Inc.,
Gtd. Notes, 144A	4.125	01/31/30		150	126,837
Gtd. Notes, 144A	4.375	01/31/32		150	124,321
Market Bidco Finco PLC (United Kingdom),
Sr. Sec’d. Notes, 144A	5.500	11/04/27	GBP	800	690,832

					2,966,704

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Forest Products & Paper 0.0%

Celulosa Arauco y Constitucion SA (Chile),
Sr. Unsec’d. Notes	4.500%	08/01/24		310	$302,870

Gas 0.2%

AmeriGas Partners LP/AmeriGas Finance Corp.,
Sr. Unsec’d. Notes	5.750	05/20/27		775	697,531
CenterPoint Energy Resources Corp.,
Sr. Unsec’d. Notes	4.100	09/01/47		200	160,819
NiSource, Inc.,
Sr. Unsec’d. Notes	3.490	05/15/27		548	504,529
Sr. Unsec’d. Notes	4.800	02/15/44		40	33,601
Piedmont Natural Gas Co., Inc.,
Sr. Unsec’d. Notes	3.500	06/01/29		740	650,662

					2,047,142

Healthcare-Products 0.1%

DH Europe Finance II Sarl,
Gtd. Notes	1.350	09/18/39	EUR	385	249,241
Medline Borrower LP,
Sr. Sec’d. Notes, 144A	3.875	04/01/29		350	281,065
Sr. Unsec’d. Notes, 144A	5.250	10/01/29		75	56,624
Medtronic Global Holdings SCA,
Gtd. Notes	2.250	03/07/39	EUR	100	76,909

					663,839

Healthcare-Services 0.6%

Ascension Health,
Sr. Unsec’d. Notes	3.945	11/15/46		795	672,176
Catalent Pharma Solutions, Inc.,
Gtd. Notes, 144A	2.375	03/01/28	EUR	800	602,535
Duke University Health System, Inc.,
Sr. Unsec’d. Notes, Series 2017	3.920	06/01/47		95	76,708
Elevance Health, Inc.,
Sr. Unsec’d. Notes	4.625	05/15/42		45	38,911
Sr. Unsec’d. Notes	4.650	01/15/43		30	25,859
HCA, Inc.,
Gtd. Notes	3.500	07/15/51		215	133,541
Gtd. Notes	5.375	02/01/25		130	128,470
Gtd. Notes, 144A	4.625	03/15/52		165	124,141
Gtd. Notes, MTN	7.750	07/15/36		400	412,001

See Notes to Financial Statements.

PGIM Balanced Fund    59

Schedule of Investments  (continued)

as of September 30, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Healthcare-Services (cont’d.)

Health Care Service Corp. A Mutual Legal Reserve Co.,
Sr. Unsec’d. Notes, 144A	2.200%	06/01/30	360	$283,189
IHC Health Services, Inc.,
Sec’d. Notes	4.131	05/15/48	480	406,586
Kaiser Foundation Hospitals,
Gtd. Notes	4.150	05/01/47	140	117,195
Unsec’d. Notes, Series 2021	2.810	06/01/41	495	345,355
MidMichigan Health,
Sec’d. Notes, Series 2020	3.409	06/01/50	155	107,586
MultiCare Health System,
Unsec’d. Notes	2.803	08/15/50	280	173,191
OhioHealth Corp.,
Sec’d. Notes	2.297	11/15/31	1,155	915,477
Providence St. Joseph Health Obligated Group,
Unsec’d. Notes, Series 19A	2.532	10/01/29	190	156,995
Unsec’d. Notes, Series H	2.746	10/01/26	50	45,839
Tenet Healthcare Corp.,
Gtd. Notes, 144A	6.125	10/01/28	250	220,552
Sr. Sec’d. Notes	4.625	07/15/24	196	189,643
Sr. Sec’d. Notes, 144A	4.375	01/15/30	300	250,209

				5,426,159

Home Builders 0.3%

Brookfield Residential Properties, Inc./Brookfield Residential US LLC (Canada),
Gtd. Notes, 144A	4.875	02/15/30	600	443,112
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	4.625	03/01/30	675	514,046
Taylor Morrison Communities, Inc.,
Gtd. Notes, 144A	5.750	01/15/28	500	439,480
Gtd. Notes, 144A	5.875	06/15/27	90	83,799
Sr. Unsec’d. Notes, 144A	5.125	08/01/30	80	64,603
Toll Brothers Finance Corp.,
Gtd. Notes(a)	4.350	02/15/28	1,650	1,446,260

				2,991,300

Insurance 0.2%

Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	3.950	05/15/60	115	72,875
Gtd. Notes, 144A	3.951	10/15/50	180	122,010

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)

Liberty Mutual Group, Inc., (cont’d.)
Gtd. Notes, 144A	4.569%	02/01/29	350	$321,905
Lincoln National Corp.,
Sr. Unsec’d. Notes	6.300	10/09/37	110	109,543
Markel Corp.,
Sr. Unsec’d. Notes	5.000	03/30/43	25	21,597
Sr. Unsec’d. Notes	5.000	04/05/46	325	276,419
New York Life Insurance Co.,
Sub. Notes, 144A	6.750	11/15/39	110	121,163
Principal Financial Group, Inc.,
Gtd. Notes	4.625	09/15/42	15	12,711
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A	4.270	05/15/47	240	196,865
Sub. Notes, 144A	6.850	12/16/39	22	24,091

				1,279,179

Lodging 0.1%

Hilton Domestic Operating Co., Inc.,
Gtd. Notes, 144A	3.625	02/15/32	375	287,550
Marriott International, Inc.,
Sr. Unsec’d. Notes, Series R	3.125	06/15/26	561	516,241
MGM Resorts International,
Gtd. Notes	6.750	05/01/25	250	246,123

				1,049,914

Machinery-Diversified 0.1%

Westinghouse Air Brake Technologies Corp.,
Gtd. Notes	4.950	09/15/28	89	82,746
Xylem, Inc.,
Sr. Unsec’d. Notes	1.950	01/30/28	975	825,780

				908,526

Media 0.4%

CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.250	02/01/31	350	270,767
Sr. Unsec’d. Notes, 144A	5.375	06/01/29	725	635,748
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	3.900	06/01/52	290	180,941

See Notes to Financial Statements.

PGIM Balanced Fund    61

Schedule of Investments  (continued)

as of September 30, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)

Charter Communications Operating LLC/Charter Communications Operating Capital, (cont’d.)
Sr. Sec’d. Notes	5.375%	05/01/47	120	$92,405
Sr. Sec’d. Notes	6.384	10/23/35	110	101,361
Sr. Sec’d. Notes	6.484	10/23/45	172	151,957
Comcast Corp.,
Gtd. Notes	3.969	11/01/47	19	14,532
Cox Communications, Inc.,
Sr. Unsec’d. Notes, 144A	3.150	08/15/24	255	244,263
CSC Holdings LLC,
Gtd. Notes, 144A	3.375	02/15/31	310	218,502
Sr. Unsec’d. Notes, 144A	4.625	12/01/30	300	204,002
Diamond Sports Group LLC/Diamond Sports Finance Co.,
Sec’d. Notes, 144A(a)	5.375	08/15/26	550	109,225
Discovery Communications LLC,
Gtd. Notes	5.300	05/15/49	575	430,402
DISH DBS Corp.,
Gtd. Notes	5.125	06/01/29	100	58,760
Gtd. Notes	7.375	07/01/28	100	67,268
Gtd. Notes	7.750	07/01/26	400	306,758
Paramount Global,
Sr. Unsec’d. Notes	4.375	03/15/43	600	401,222
Sr. Unsec’d. Notes	5.250	04/01/44	65	47,714
Time Warner Cable LLC,
Sr. Sec’d. Notes	5.500	09/01/41	140	110,602

				3,646,429

Mining 0.1%

Barrick North America Finance LLC (Canada),
Gtd. Notes	5.750	05/01/43	280	263,713
Freeport Indonesia PT (Indonesia),
Sr. Unsec’d. Notes, 144A, MTN	5.315	04/14/32	200	165,500
Southern Copper Corp. (Peru),
Sr. Unsec’d. Notes	7.500	07/27/35	95	103,047

				532,260

Miscellaneous Manufacturing 0.1%

Pentair Finance Sarl,
Gtd. Notes	4.500	07/01/29	450	406,757

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Multi-National 0.0%

Corp. Andina de Fomento (Supranational Bank),
Sr. Unsec’d. Notes	2.750%	01/06/23	70	$69,663

Oil & Gas 0.9%

Aethon United BR LP/Aethon United Finance Corp.,
Sr. Unsec’d. Notes, 144A	8.250	02/15/26	225	217,514
Aker BP ASA (Norway),
Gtd. Notes, 144A	3.100	07/15/31	450	353,256
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Gtd. Notes, 144A	9.000	11/01/27	79	96,383
Sr. Unsec’d. Notes, 144A	8.250	12/31/28	125	121,436
BP Capital Markets PLC (United Kingdom),
Gtd. Notes	4.375(ff)	06/22/25(oo)	750	689,063
Cenovus Energy, Inc. (Canada),
Sr. Unsec’d. Notes	5.400	06/15/47	318	272,028
Chesapeake Energy Corp.,
Gtd. Notes, 144A	5.500	02/01/26	125	119,723
Gtd. Notes, 144A	5.875	02/01/29	125	116,106
ConocoPhillips Co.,
Gtd. Notes, 144A	3.758	03/15/42	150	120,467
Continental Resources, Inc.,
Gtd. Notes	4.500	04/15/23	151	150,176
Gtd. Notes, 144A	2.875	04/01/32	550	401,814
Devon Energy Corp.,
Sr. Unsec’d. Notes	5.600	07/15/41	35	31,417
Ecopetrol SA (Colombia),
Sr. Unsec’d. Notes	5.875	09/18/23	353	350,278
Sr. Unsec’d. Notes	6.875	04/29/30	68	57,120
Endeavor Energy Resources LP/EER Finance, Inc.,
Sr. Unsec’d. Notes, 144A	5.750	01/30/28	400	380,489
Energean Israel Finance Ltd. (Israel),
Sr. Sec’d. Notes, 144A	4.500	03/30/24	100	94,000
Sr. Sec’d. Notes, 144A	4.875	03/30/26	200	178,500
Sr. Sec’d. Notes, 144A	5.375	03/30/28	275	235,125
EOG Resources, Inc.,
Sr. Unsec’d. Notes	3.900	04/01/35	120	102,557
Hilcorp Energy I LP/Hilcorp Finance Co.,
Sr. Unsec’d. Notes, 144A	5.750	02/01/29	50	44,124
Sr. Unsec’d. Notes, 144A	6.000	04/15/30	125	110,266
Sr. Unsec’d. Notes, 144A	6.000	02/01/31	50	43,700
Sr. Unsec’d. Notes, 144A	6.250	04/15/32	150	133,422

See Notes to Financial Statements.

PGIM Balanced Fund    63

Schedule of Investments  (continued)

as of September 30, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)

MEG Energy Corp. (Canada),
Gtd. Notes, 144A	7.125%	02/01/27		200	$203,000
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	6.450	09/15/36		200	199,128
Petrobras Global Finance BV (Brazil),
Gtd. Notes	6.625	01/16/34	GBP	230	205,493
Gtd. Notes	7.375	01/17/27		21	21,551
Petroleos Mexicanos (Mexico),
Gtd. Notes	4.750	02/26/29	EUR	180	121,722
Gtd. Notes	5.350	02/12/28		49	37,113
Gtd. Notes	6.490	01/23/27		61	50,819
Gtd. Notes	6.500	03/13/27		1,613	1,350,726
Gtd. Notes, EMTN	4.875	02/21/28	EUR	240	172,587
Gtd. Notes, MTN	6.750	09/21/47		133	73,815
Gtd. Notes, MTN	6.875	08/04/26		10	8,970
Phillips 66 Co.,
Gtd. Notes, 144A	3.550	10/01/26		360	334,285
Qatar Energy (Qatar),
Sr. Unsec’d. Notes, 144A	3.125	07/12/41		210	152,421
Var Energi ASA (Norway),
Sr. Unsec’d. Notes, 144A	5.000	05/18/27		870	818,347

					8,168,941

Oil & Gas Services 0.0%

Schlumberger Holdings Corp.,
Sr. Unsec’d. Notes, 144A	3.900	05/17/28		336	303,770

Packaging & Containers 0.2%

AptarGroup, Inc.,
Sr. Unsec’d. Notes	3.600	03/15/32		780	638,376
ARD Finance SA (Luxembourg),
Sr. Sec’d. Notes, Cash coupon 5.000% or PIK 5.750%	5.000	06/30/27	EUR	918	611,144

Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC,
Sr. Sec’d. Notes, 144A	4.000	10/15/27		200	167,914

					1,417,434

Pharmaceuticals 0.6%

AbbVie, Inc.,
Sr. Unsec’d. Notes	3.800	03/15/25		315	304,987

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pharmaceuticals (cont’d.)

AbbVie, Inc., (cont’d.)
Sr. Unsec’d. Notes	4.250%	11/21/49	1,285	$1,031,104
Sr. Unsec’d. Notes	4.500	05/14/35	235	209,670
Sr. Unsec’d. Notes	4.550	03/15/35	430	386,339
Sr. Unsec’d. Notes	4.700	05/14/45	250	212,386
Bausch Health Cos., Inc.,
Gtd. Notes, 144A	5.000	01/30/28	150	54,952
Gtd. Notes, 144A	5.000	02/15/29	75	28,945
Gtd. Notes, 144A	5.250	01/30/30	50	18,750
Gtd. Notes, 144A	5.250	02/15/31	350	133,000
Gtd. Notes, 144A	6.250	02/15/29	200	74,290
Gtd. Notes, 144A	7.000	01/15/28	250	95,362
Becton, Dickinson & Co.,
Sr. Unsec’d. Notes	3.734	12/15/24	18	17,487
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes	4.125	06/15/39	70	61,127
Cigna Corp.,
Gtd. Notes	4.500	02/25/26	967	943,740
CVS Health Corp.,
Sr. Unsec’d. Notes	4.300	03/25/28	359	339,549
Sr. Unsec’d. Notes	4.780	03/25/38	90	78,879
Sr. Unsec’d. Notes	5.125	07/20/45	487	426,226
Sr. Unsec’d. Notes	5.300	12/05/43	45	40,395
Takeda Pharmaceutical Co. Ltd. (Japan),
Sr. Unsec’d. Notes	3.025	07/09/40	250	177,045
Utah Acquisition Sub, Inc.,
Gtd. Notes	5.250	06/15/46	800	562,460
Viatris, Inc.,
Gtd. Notes	4.000	06/22/50	325	194,198

				5,390,891

Pipelines 0.7%

Antero Midstream Partners LP/Antero Midstream Finance Corp.,
Gtd. Notes, 144A	5.750	03/01/27	350	323,621
Eastern Gas Transmission & Storage, Inc.,
Sr. Unsec’d. Notes	4.600	12/15/44	10	8,160
Energy Transfer LP,
Jr. Sub. Notes, Series H	6.500(ff)	11/15/26(oo)	610	521,223
Sr. Unsec’d. Notes	4.950	06/15/28	210	196,270
Sr. Unsec’d. Notes	5.000	05/15/50	170	132,842

See Notes to Financial Statements.

PGIM Balanced Fund    65

Schedule of Investments  (continued)

as of September 30, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines (cont’d.)

Energy Transfer LP, (cont’d.)
Sr. Unsec’d. Notes	5.300%	04/15/47	500	$399,877
Enterprise Products Operating LLC,
Gtd. Notes	3.200	02/15/52	275	175,943
Gtd. Notes	4.200	01/31/50	345	263,322
Gtd. Notes	4.850	03/15/44	185	154,636
Florida Gas Transmission Co. LLC,
Sr. Unsec’d. Notes, 144A	2.550	07/01/30	350	279,193
Kinder Morgan, Inc.,
Gtd. Notes	3.250	08/01/50	220	137,928
MPLX LP,
Sr. Unsec’d. Notes	2.650	08/15/30	630	495,253
Sr. Unsec’d. Notes	4.500	04/15/38	175	140,579
Sr. Unsec’d. Notes	4.875	06/01/25	375	368,258
Sr. Unsec’d. Notes	4.950	03/14/52	520	408,970
Sr. Unsec’d. Notes	5.200	03/01/47	20	16,481
Sr. Unsec’d. Notes	5.500	02/15/49	90	76,701
ONEOK Partners LP,
Gtd. Notes	6.200	09/15/43	205	179,276
ONEOK, Inc.,
Gtd. Notes	4.500	03/15/50	1,000	721,883
Gtd. Notes	4.950	07/13/47	50	38,599
Spectra Energy Partners LP,
Gtd. Notes	3.375	10/15/26	165	152,165
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.,
Gtd. Notes, 144A	5.500	01/15/28	275	235,147
Gtd. Notes, 144A	6.000	12/31/30	125	106,236
Gtd. Notes, 144A	7.500	10/01/25	150	148,123
Venture Global Calcasieu Pass LLC,
Sr. Sec’d. Notes, 144A	3.875	08/15/29	30	25,787
Sr. Sec’d. Notes, 144A	4.125	08/15/31	30	24,861
Western Midstream Operating LP,
Sr. Unsec’d. Notes	5.300	03/01/48	20	16,416
Williams Cos., Inc. (The),
Sr. Unsec’d. Notes	4.850	03/01/48	20	16,544
Sr. Unsec’d. Notes	4.900	01/15/45	220	178,628
Sr. Unsec’d. Notes	5.300	08/15/52	175	153,313
Sr. Unsec’d. Notes	5.400	03/04/44	175	152,885

				6,249,120

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate 0.0%

Howard Hughes Corp. (The),
Gtd. Notes, 144A	4.125%	02/01/29		350	$270,386

Real Estate Investment Trusts (REITs) 0.7%

Brandywine Operating Partnership LP,
Gtd. Notes	4.550	10/01/29		450	398,123
Brixmor Operating Partnership LP,
Sr. Unsec’d. Notes	4.050	07/01/30		345	291,297
Diversified Healthcare Trust,
Sr. Unsec’d. Notes	4.750	02/15/28		400	252,012
GLP Capital LP/GLP Financing II, Inc.,
Gtd. Notes	5.375	04/15/26		175	167,341
Healthpeak Properties, Inc.,
Sr. Unsec’d. Notes	2.875	01/15/31		315	257,028
MPT Operating Partnership LP/MPT Finance Corp.,
Gtd. Notes	0.993	10/15/26	EUR	200	159,156
Realty Income Corp.,
Sr. Unsec’d. Notes	3.400	01/15/28		800	727,696
Sun Communities Operating LP,
Gtd. Notes	2.700	07/15/31		675	511,263
Uniti Group LP/Uniti Fiber Holdings, Inc./CSL Capital LLC,
Sr. Sec’d. Notes, 144A	7.875	02/15/25		700	681,986
Ventas Realty LP,
Gtd. Notes	2.650	01/15/25		1,750	1,646,519
Welltower, Inc.,
Sr. Unsec’d. Notes	4.250	04/01/26		160	153,413
WP Carey, Inc.,
Sr. Unsec’d. Notes	2.250	04/01/33		545	387,100

					5,632,934

Retail 0.3%

AutoZone, Inc.,
Sr. Unsec’d. Notes	1.650	01/15/31		185	137,534
Dollar Tree, Inc.,
Sr. Unsec’d. Notes	2.650	12/01/31		750	588,446
eG Global Finance PLC (United Kingdom),
Sr. Sec’d. Notes	6.250	10/30/25	EUR	1,200	1,016,427

See Notes to Financial Statements.

PGIM Balanced Fund    67

Schedule of Investments  (continued)

as of September 30, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Retail (cont’d.)

Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.625%	12/01/25	170	$161,048
Suburban Propane Partners LP/Suburban Energy Finance Corp.,
Sr. Unsec’d. Notes	5.875	03/01/27	450	425,896

				2,329,351

Semiconductors 0.3%

Broadcom, Inc.,
Sr. Unsec’d. Notes, 144A	3.137	11/15/35	166	116,388
Sr. Unsec’d. Notes, 144A	3.187	11/15/36	975	667,610
Sr. Unsec’d. Notes, 144A	3.419	04/15/33	1,750	1,342,671

				2,126,669

Software 0.0%

Microsoft Corp.,
Sr. Unsec’d. Notes	2.525	06/01/50	48	31,570

Telecommunications 0.8%

AT&T, Inc.,
Sr. Unsec’d. Notes	2.550	12/01/33	274	203,903
Sr. Unsec’d. Notes	3.500	09/15/53	1,658	1,104,716
Sr. Unsec’d. Notes	3.550	09/15/55	115	75,518
Sr. Unsec’d. Notes	4.300	02/15/30	5	4,576
British Telecommunications PLC (United Kingdom),
Sr. Unsec’d. Notes	9.625	12/15/30	50	57,812
Digicel International Finance Ltd./Digicel International Holdings Ltd. (Jamaica),
Gtd. Notes, 144A	8.000	12/31/26	150	91,500
Sr. Sec’d. Notes, 144A	8.750	05/25/24	200	180,000
Sr. Sec’d. Notes, 144A	8.750	05/25/24	175	159,119
Iliad Holding SASU (France),
Sr. Sec’d. Notes, 144A	7.000	10/15/28	200	171,000
Intelsat Jackson Holdings SA (Luxembourg),
Gtd. Notes^	5.500	08/01/23(d)	400	—
Gtd. Notes, 144A^	8.500	10/15/24(d)	25	—
Gtd. Notes, 144A^	9.750	07/15/25(d)	25	—
Sr. Sec’d. Notes, 144A	6.500	03/15/30	625	531,375
Level 3 Financing, Inc.,
Sr. Sec’d. Notes, 144A	3.400	03/01/27	900	753,434

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)

Matterhorn Telecom SA (Luxembourg),
Sr. Sec’d. Notes	3.125%	09/15/26	EUR	800	$683,349
Sprint Capital Corp.,
Gtd. Notes	8.750	03/15/32		300	347,719
T-Mobile USA, Inc.,
Gtd. Notes	2.625	02/15/29		275	227,013
Sr. Unsec’d. Notes	2.550	02/15/31		1,910	1,513,088
Sr. Unsec’d. Notes	4.500	04/15/50		300	241,285
Verizon Communications, Inc.,
Sr. Unsec’d. Notes	3.400	03/22/41		480	351,363

					6,696,770

Transportation 0.1%

Burlington Northern Santa Fe LLC,
Sr. Unsec’d. Notes	6.700	08/01/28		135	143,813
CSX Corp.,
Sr. Unsec’d. Notes	6.150	05/01/37		170	176,115
Indian Railway Finance Corp. Ltd. (India),
Sr. Unsec’d. Notes, 144A, MTN	3.570	01/21/32		200	159,538
Norfolk Southern Corp.,
Sr. Unsec’d. Notes	2.903	02/15/23		97	96,260
Sr. Unsec’d. Notes	5.590	05/17/25		20	20,128

					595,854

TOTAL CORPORATE BONDS
(cost $163,429,553)					133,244,259

FLOATING RATE AND OTHER LOANS 0.1%

Media 0.0%

Diamond Sports Group LLC,
First Lien Term Loan, 1 Month SOFR + 8.000%	10.695(c)	05/25/26		75	71,492
Second Lien Term Loan, 1 Month SOFR + 3.350%	5.945(c)	08/24/26		622	120,580

					192,072

Oil & Gas 0.0%

Ascent Resources Utica Holdings LLC,
Second Lien Term Loan, 3 Month LIBOR + 9.000%^	11.455(c)	11/01/25		152	158,840

See Notes to Financial Statements.

PGIM Balanced Fund    69

Schedule of Investments  (continued)

as of September 30, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

FLOATING RATE AND OTHER LOANS (Continued)

Telecommunications 0.1%

Digicel International Finance Ltd. (Saint Lucia),
First Lien Initial Term B Loan, 1 Month LIBOR + 3.250%	6.365%(c)	05/27/24	345	$304,625

TOTAL FLOATING RATE AND OTHER LOANS (cost $745,536)				655,537

MUNICIPAL BONDS 0.4%

Alabama 0.0%

Alabama Economic Settlement Authority,
Taxable, Revenue Bonds, Series B	4.263	09/15/32	35	32,915

California 0.1%

Bay Area Toll Authority,
Revenue Bonds, BABs, Series F2	6.263	04/01/49	220	250,613
Taxable, Revenue Bonds	2.574	04/01/31	415	358,561
State of California,
General Obligation Unlimited, BABs	7.300	10/01/39	210	252,657
General Obligation Unlimited, Taxable, BABs	7.500	04/01/34	15	17,681

				879,512

Illinois 0.1%

Chicago O’Hare International Airport,
Revenue Bonds, BABs, Series B	6.395	01/01/40	160	176,786
State of Illinois,
General Obligation Unlimited, Series A	5.000	10/01/22	35	35,000
General Obligation Unlimited, Series D	5.000	11/01/22	710	710,680
General Obligation Unlimited, Taxable	5.100	06/01/33	100	95,058

				1,017,524

Michigan 0.1%

Michigan State University,
Taxable, Revenue Bonds, Series A	4.165	08/15/22	435	318,608
University of Michigan,
Taxable, Revenue Bonds, Series A	4.454	04/01/2122	440	350,870
Taxable, Revenue Bonds, Series B	2.437	04/01/40	550	384,349

				1,053,827

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

New Jersey 0.1%

New Jersey Turnpike Authority,
Taxable, Revenue Bonds, BABs, Series F	7.414%	01/01/40	165	$200,847

New York 0.0%

New York City Transitional Finance Authority Future Tax Secured Revenue,
Taxable, Revenue Bonds, BABs	5.767	08/01/36	180	183,189

Ohio 0.0%

Ohio State University (The),
Taxable, Revenue Bonds, BABs, Series C	4.910	06/01/40	65	64,213
Ohio Water Development Authority Water Pollution Control Loan Fund,
Taxable, Revenue Bonds, BABs, Series B2	4.879	12/01/34	45	44,881

				109,094

Oregon 0.0%

State of Oregon Department of Transportation,
Taxable, Revenue Bonds, BABs, Series A	5.834	11/15/34	70	74,531

Pennsylvania 0.0%

Pennsylvania Turnpike Commission,
Revenue Bonds, BABs, Series B	5.511	12/01/45	80	81,255

Virginia 0.0%

University of Virginia,
Taxable, Revenue Bonds, Series C	4.179	09/01/2117	80	62,806

TOTAL MUNICIPAL BONDS (cost $4,036,455)				3,695,500

RESIDENTIAL MORTGAGE-BACKED SECURITIES 1.7%

Alternative Loan Trust,
Series 2004-18CB, Class 3A1	5.250	09/25/35	2	1,632
Banc of America Mortgage Trust,
Series 2005-A, Class 2A1	2.540(cc)	02/25/35	7	6,434
Bellemeade Re Ltd.,
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	4.934(c)	10/25/28	30	29,997

See Notes to Financial Statements.

PGIM Balanced Fund    71

Schedule of Investments  (continued)

as of September 30, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Bellemeade Re Ltd., (cont’d.)
Series 2019-03A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 1.600%)	4.684%(c)	07/25/29	174	$173,722
Series 2019-04A, Class M1B, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	5.084(c)	10/25/29	6	6,048
Series 2020-04A, Class M2B, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 3.600%)	6.684(c)	06/25/30	78	78,094
Series 2021-01A, Class M1A, 144A, 30 Day Average SOFR + 1.750% (Cap N/A, Floor 1.750%)	4.031(c)	03/25/31	228	227,219
Series 2021-01A, Class M1C, 144A, 30 Day Average SOFR + 2.950% (Cap N/A, Floor 2.950%)	5.231(c)	03/25/31	150	145,037
Series 2022-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)	4.431(c)	01/26/32	160	156,460
Series 2022-01, Class M1C, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)	5.981(c)	01/26/32	360	335,994
BVRT Financing Trust,
Series 2021-04, Class F, 144A, 1 Month SOFR + 2.000%^	4.285(c)	09/12/26	570	566,985
Central Park Funding Trust,
Series 2021-02, Class PT, 144A, 1 Month LIBOR + 3.000%	6.113(c)	10/27/22	938	933,253
Chase Mortgage Finance Trust,
Series 2007-A01, Class 1A5	3.094(cc)	02/25/37	17	16,036
Citigroup Mortgage Loan Trust,
Series 2022-A, Class A1, 144A	6.170	09/25/62	299	292,761
Connecticut Avenue Securities Trust,
Series 2019-R03, Class 1M2, 144A, 1 Month LIBOR + 2.150% (Cap N/A, Floor 0.000%)	5.234(c)	09/25/31	24	23,910
Series 2019-R07, Class 1M2, 144A, 1 Month LIBOR + 2.100% (Cap N/A, Floor 0.000%)	5.184(c)	10/25/39	25	24,752
Series 2022-R02, Class 2B1, 144A, 30 Day Average SOFR + 4.500% (Cap N/A, Floor 0.000%)	6.781(c)	01/25/42	100	89,375
Series 2022-R03, Class 1B1, 144A, 30 Day Average SOFR + 6.250% (Cap N/A, Floor 0.000%)	8.531(c)	03/25/42	105	100,634
Series 2022-R04, Class 1B1, 144A, 30 Day Average SOFR + 5.250% (Cap N/A, Floor 0.000%)	7.531(c)	03/25/42	90	82,694
Credit Suisse Mortgage Trust,
Series 2018-RPL09, Class A, 144A	3.850(cc)	09/25/57	213	200,452
Series 2020-RPL06, Class A1, 144A	2.688(cc)	03/25/59	377	360,566
Eagle Re Ltd.,
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	4.784(c)	11/25/28	69	68,287
Series 2019-01, Class M2, 144A, 1 Month LIBOR + 3.300% (Cap N/A, Floor 0.000%)	6.384(c)	04/25/29	200	195,599

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Eagle Re Ltd., (cont’d.)
Series 2021-01, Class M1B, 144A, 30 Day Average SOFR + 2.150% (Cap N/A, Floor 2.150%)	4.431%(c)	10/25/33	175	$174,484
Series 2021-01, Class M1C, 144A, 30 Day Average SOFR + 2.700% (Cap N/A, Floor 2.700%)	4.981(c)	10/25/33	280	278,190
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 3.450% (Cap N/A, Floor 3.450%)	5.731(c)	04/25/34	240	231,867
Fannie Mae Connecticut Avenue Securities,
Series 2021-R02, Class 2B1, 144A, 30 Day Average SOFR + 3.300% (Cap N/A, Floor 0.000%)	5.581(c)	11/25/41	110	99,314
Series 2021-R02, Class 2M2, 144A, 30 Day Average SOFR + 2.000% (Cap N/A, Floor 0.000%)	4.281(c)	11/25/41	90	80,459
Fannie Mae REMICS,
Series 2014-11, Class VB	4.500	04/25/42	500	491,838
Series 2018-78, Class A	3.500	07/25/43	3	3,381
FHLMC Structured Agency Credit Risk Debt Notes,
Series 2020-HQA05, Class B1, 144A, 30 Day Average SOFR + 4.000% (Cap N/A, Floor 0.000%)	6.281(c)	11/25/50	250	227,743
Series 2020-HQA05, Class M2, 144A, 30 Day Average SOFR + 2.600% (Cap N/A, Floor 0.000%)	4.881(c)	11/25/50	769	760,619
Series 2021-DNA02, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	5.681(c)	08/25/33	1,120	1,008,045
FHLMC Structured Agency Credit Risk REMIC Trust,
Series 2020-DNA02, Class M2, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 0.000%)	4.934(c)	02/25/50	166	163,026
Series 2020-DNA04, Class B1, 144A, 1 Month LIBOR + 6.000% (Cap N/A, Floor 0.000%)	9.084(c)	08/25/50	450	464,902
Series 2020-DNA04, Class M2, 144A, 1 Month LIBOR + 3.750% (Cap N/A, Floor 0.000%)	6.834(c)	08/25/50	3	2,942
Series 2020-DNA05, Class B1, 144A, 30 Day Average SOFR + 4.800% (Cap N/A, Floor 0.000%)	7.081(c)	10/25/50	190	191,265
Series 2020-HQA03, Class M2, 144A, 1 Month LIBOR + 3.600% (Cap N/A, Floor 0.000%)	6.684(c)	07/25/50	13	13,067
Series 2021-DNA03, Class B1, 144A, 30 Day Average SOFR + 3.500% (Cap N/A, Floor 0.000%)	5.781(c)	10/25/33	275	253,237
Series 2021-DNA05, Class B1, 144A, 30 Day Average SOFR + 3.050% (Cap N/A, Floor 0.000%)	5.331(c)	01/25/34	180	159,695
Series 2021-DNA05, Class M2, 144A, 30 Day Average SOFR + 1.650% (Cap N/A, Floor 0.000%)	3.931(c)	01/25/34	96	93,144
Series 2021-DNA06, Class B1, 144A, 30 Day Average SOFR + 3.400% (Cap N/A, Floor 0.000%)	5.681(c)	10/25/41	300	268,267
Series 2021-HQA02, Class B1, 144A, 30 Day Average SOFR + 3.150% (Cap N/A, Floor 0.000%)	5.431(c)	12/25/33	100	81,180

See Notes to Financial Statements.

PGIM Balanced Fund    73

Schedule of Investments  (continued)

as of September 30, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
FHLMC Structured Agency Credit Risk REMIC Trust, (cont’d.)
Series 2021-HQA03, Class B1, 144A, 30 Day Average SOFR + 3.350% (Cap N/A, Floor 0.000%)	5.631%(c)	09/25/41		170	$145,681
Series 2021-HQA03, Class M2, 144A, 30 Day Average SOFR + 2.100% (Cap N/A, Floor 0.000%)	4.381(c)	09/25/41		300	252,000
Series 2021-HQA04, Class B1, 144A, 30 Day Average SOFR + 3.750% (Cap N/A, Floor 0.000%)	6.031(c)	12/25/41		90	78,816
Series 2021-HQA04, Class M2, 144A, 30 Day Average SOFR + 2.350% (Cap N/A, Floor 0.000%)	4.631(c)	12/25/41		200	170,000
Series 2022-DNA01, Class M1B, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 0.000%)	4.131(c)	01/25/42		410	372,075
Home Re Ltd.,
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 1.600% (Cap N/A, Floor 0.000%)	3.881(c)	01/25/34		150	146,659
Series 2021-02, Class M1C, 144A, 30 Day Average SOFR + 2.800% (Cap N/A, Floor 0.000%)	5.081(c)	01/25/34		235	221,146
JPMorgan Mortgage Trust,
Series 2007-A01, Class 4A1	3.940(cc)	07/25/35		5	5,314
Jupiter Mortgage PLC (United Kingdom),
Series 01A, Class B, 144A, SONIA + 1.400% (Cap N/A, Floor 0.000%)	3.088(c)	07/20/60	GBP	300	330,264
Legacy Mortgage Asset Trust,
Series 2019-PR01, Class A1, 144A	3.858	09/25/59		239	237,914
Series 2020-GS01, Class A1, 144A	2.882	10/25/59		278	276,358
Series 2020-SL01, Class A, 144A	2.734	01/25/60		106	102,712
Series 2021-GS01, Class A1, 144A	1.892	10/25/66		139	128,319
Series 2021-SL01, Class A, 144A	1.991(cc)	09/25/60		147	143,325
Mill City Mortgage Loan Trust,
Series 2017-03, Class A1, 144A	2.750(cc)	01/25/61		68	66,933
Series 2018-01, Class A1, 144A	3.250(cc)	05/25/62		49	46,994
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	3.834(c)	01/25/48		77	74,475
Oaktown Re VII Ltd.,
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 2.900% (Cap N/A, Floor 2.900%)	5.181(c)	04/25/34		200	186,428
OBX Trust,
Series 2018-01, Class A2, 144A, 1 Month LIBOR + 0.650% (Cap N/A, Floor 0.000%)	3.734(c)	06/25/57		64	61,907
PMT Credit Risk Transfer Trust,
Series 2020-02R, Class A, 144A, 1 Month LIBOR + 3.815% (Cap N/A, Floor 3.815%)	6.928(c)	12/25/22		652	632,187

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	5.934%(c)	02/25/23		150	$148,902
Radnor Re Ltd.,
Series 2019-02, Class M1B, 144A, 1 Month LIBOR + 1.750% (Cap N/A, Floor 1.750%)	4.834(c)	06/25/29		43	42,595
Series 2020-01, Class M1B, 144A, 1 Month LIBOR + 1.450% (Cap N/A, Floor 1.450%)	4.534(c)	01/25/30		200	197,713
Series 2021-02, Class M1A, 144A, 30 Day Average SOFR + 1.850% (Cap N/A, Floor 1.850%)	4.131(c)	11/25/31		213	206,837
Series 2021-02, Class M1B, 144A, 30 Day Average SOFR + 3.700% (Cap N/A, Floor 3.700%)	5.981(c)	11/25/31		300	281,304
Retiro Mortgage Securities DAC (Spain),
Series 01A, Class A1, 144A, 3 Month EURIBOR + 2.000% (Cap 5.000%, Floor 0.000%)	2.238(c)	07/30/75	EUR	362	347,581
Seasoned Credit Risk Transfer Trust,
Series 2019-02, Class MA	3.500	08/25/58		329	313,743
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-01, Class 4A3	3.624(cc)	02/25/34		13	12,618
Towd Point Mortgage Trust,
Series 2017-05, Class A1, 144A, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.000%)	3.684(c)	02/25/57		114	112,733

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $15,376,219)					14,506,139

SOVEREIGN BONDS 0.8%
1MDB Global Investments Ltd. (Malaysia),
Sr. Unsec’d. Notes	4.400	03/09/23		1,000	956,437
Abu Dhabi Government International Bond (United Arab Emirates),
Sr. Unsec’d. Notes, 144A	3.125	10/11/27		485	452,202
Bermuda Government International Bond (Bermuda),
Sr. Unsec’d. Notes, 144A	2.375	08/20/30		200	158,538
Bulgaria Government International Bond (Bulgaria),
Sr. Unsec’d. Notes	1.375	09/23/50	EUR	180	88,734
Colombia Government International Bond (Colombia),
Sr. Unsec’d. Notes	7.375	09/18/37		100	86,863
Dominican Republic International Bond (Dominican Republic),
Sr. Unsec’d. Notes, 144A	5.500	02/22/29		440	376,832
Export-Import Bank of India (India),
Sr. Unsec’d. Notes, 144A	3.875	02/01/28		200	182,226

See Notes to Financial Statements.

PGIM Balanced Fund    75

Schedule of Investments  (continued)

as of September 30, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	1.100%	03/12/33	EUR	100	$66,817
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	315	274,140
Sr. Unsec’d. Notes	3.375	07/30/25	EUR	350	336,007
Sr. Unsec’d. Notes	3.500	01/11/28		370	337,579
Japan Finance Organization for Municipalities (Japan),
Sr. Unsec’d. Notes, 144A, MTN	2.125	10/25/23		200	195,649
Panama Government International Bond (Panama),
Sr. Unsec’d. Notes	6.700	01/26/36		200	195,787
Province of Manitoba (Canada),
Sr. Unsec’d. Notes	2.125	06/22/26		100	91,673
Qatar Government International Bond (Qatar),
Sr. Unsec’d. Notes, 144A	5.103	04/23/48		200	193,500
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes	2.875	10/17/29		2,000	1,632,592
Romanian Government International Bond (Romania),
Sr. Unsec’d. Notes, 144A, MTN	3.875	10/29/35	EUR	130	87,297
Saudi Government International Bond (Saudi Arabia),
Sr. Unsec’d. Notes, 144A, MTN	2.875	03/04/23		285	282,506
Serbia International Bond (Serbia),
Sr. Unsec’d. Notes	1.500	06/26/29	EUR	581	376,806
Sr. Unsec’d. Notes	3.125	05/15/27	EUR	497	396,365
Ukraine Government International Bond (Ukraine),
Sr. Unsec’d. Notes	8.994	02/01/26(d)		300	62,250
Sr. Unsec’d. Notes, 144A	4.375	01/27/32(d)	EUR	200	35,576
Sr. Unsec’d. Notes, 144A	7.750	09/01/24(d)		640	176,320
Uruguay Government International Bond (Uruguay),
Sr. Unsec’d. Notes	4.975	04/20/55		110	97,886
Sr. Unsec’d. Notes	5.100	06/18/50		65	59,203

TOTAL SOVEREIGN BONDS (cost $9,406,129)					7,199,785

U.S. GOVERNMENT AGENCY OBLIGATIONS 5.9%
Federal Home Loan Bank(k)	5.500	07/15/36		135	150,267
Federal Home Loan Mortgage Corp.	2.500	03/01/51		1,546	1,306,016
Federal Home Loan Mortgage Corp.	3.000	01/01/52		2,143	1,872,720
Federal Home Loan Mortgage Corp.	3.000	02/01/52		1,450	1,266,647
Federal Home Loan Mortgage Corp.	3.500	03/01/52		969	873,829
Federal Home Loan Mortgage Corp.	4.500	10/01/39		69	67,739
Federal Home Loan Mortgage Corp.	5.000	04/01/34		7	6,789
Federal Home Loan Mortgage Corp.	5.000	05/01/34		14	14,488
Federal Home Loan Mortgage Corp.	5.000	10/01/35		20	19,749
Federal Home Loan Mortgage Corp.	5.000	11/01/41		140	141,545

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal Home Loan Mortgage Corp.	5.500%	12/01/33	15	$14,655
Federal Home Loan Mortgage Corp.	5.500	05/01/34	3	3,102
Federal Home Loan Mortgage Corp.	5.500	07/01/34	30	30,999
Federal Home Loan Mortgage Corp.	5.500	05/01/37	5	5,134
Federal Home Loan Mortgage Corp.	5.500	10/01/37	9	9,774
Federal Home Loan Mortgage Corp.	6.000	01/01/34	13	13,274
Federal Home Loan Mortgage Corp.	7.000	10/01/31	1	567
Federal Home Loan Mortgage Corp.	7.000	05/01/32	10	10,189
Federal National Mortgage Assoc.	2.000	12/01/50	1,364	1,110,258
Federal National Mortgage Assoc.	2.000	05/01/51	572	465,413
Federal National Mortgage Assoc.	2.000	08/01/51	1,294	1,052,516
Federal National Mortgage Assoc.	2.000	11/01/51	1,092	886,619
Federal National Mortgage Assoc.	2.500	TBA	1,500	1,254,932
Federal National Mortgage Assoc.	2.500	TBA(tt)	3,500	2,935,830
Federal National Mortgage Assoc.	3.000	TBA(tt)	2,000	1,739,675
Federal National Mortgage Assoc.	3.000	12/01/51	969	847,169
Federal National Mortgage Assoc.	3.000	02/01/52	479	417,700
Federal National Mortgage Assoc.	3.000	03/01/52	2,912	2,542,080
Federal National Mortgage Assoc.	3.500	TBA(tt)	500	449,961
Federal National Mortgage Assoc.	3.500	TBA	2,500	2,248,161
Federal National Mortgage Assoc.	3.500	01/01/52	457	412,449
Federal National Mortgage Assoc.	3.500	02/01/52	1,433	1,292,546
Federal National Mortgage Assoc.	4.000	04/01/52	1,443	1,340,728
Federal National Mortgage Assoc.	4.000	05/01/52	2,714	2,522,368
Federal National Mortgage Assoc.	4.500	TBA(tt)	1,500	1,428,867
Federal National Mortgage Assoc.	4.500	TBA	7,000	6,659,926
Federal National Mortgage Assoc.	4.500	09/01/39	53	52,024
Federal National Mortgage Assoc.	4.500	08/01/40	47	45,689
Federal National Mortgage Assoc.	4.500	02/01/44	65	64,073
Federal National Mortgage Assoc.	4.500	08/01/44	134	130,915
Federal National Mortgage Assoc.	4.500	01/01/45	119	116,215
Federal National Mortgage Assoc.	4.500	05/01/52	505	482,217
Federal National Mortgage Assoc.	4.500	06/01/52	488	466,543
Federal National Mortgage Assoc.	5.000	TBA	4,500	4,376,976
Federal National Mortgage Assoc.	5.000	07/01/35	17	16,628
Federal National Mortgage Assoc.	5.000	02/01/36	28	27,918
Federal National Mortgage Assoc.	5.000	06/01/52	487	474,822
Federal National Mortgage Assoc.	5.000	07/01/52	1,982	1,932,528
Federal National Mortgage Assoc.	5.500	06/01/33	6	5,915
Federal National Mortgage Assoc.	5.500	08/01/33	12	12,181
Federal National Mortgage Assoc.	5.500	09/01/33	14	14,832
Federal National Mortgage Assoc.	5.500	09/01/33	29	29,977
Federal National Mortgage Assoc.	5.500	01/01/34	12	12,641
Federal National Mortgage Assoc.	5.500	01/01/34	12	12,811

See Notes to Financial Statements.

PGIM Balanced Fund    77

Schedule of Investments  (continued)

as of September 30, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Federal National Mortgage Assoc.	5.500%	07/01/34	22		$22,524
Federal National Mortgage Assoc.	5.500	08/01/52	327		325,776
Federal National Mortgage Assoc.	6.000	01/01/34	4		4,555
Federal National Mortgage Assoc.	6.000	01/01/34	68		71,203
Federal National Mortgage Assoc.	6.000	02/01/34	6		6,546
Federal National Mortgage Assoc.	6.000	10/01/34	1		1,180
Federal National Mortgage Assoc.	6.000	10/01/34	4		4,464
Federal National Mortgage Assoc.	6.000	11/01/34	9		9,562
Federal National Mortgage Assoc.	6.000	11/01/34	15		15,606
Federal National Mortgage Assoc.	6.000	11/01/34	25		25,783
Federal National Mortgage Assoc.	6.000	01/01/35	51		52,102
Federal National Mortgage Assoc.	6.000	02/01/35	35		35,915
Federal National Mortgage Assoc.	6.000	08/01/36	10		10,002
Federal National Mortgage Assoc.	6.000	08/01/38	4		4,169
Federal National Mortgage Assoc.	6.500	05/01/24	4		4,059
Federal National Mortgage Assoc.	6.500	07/01/29	5		5,279
Federal National Mortgage Assoc.	6.500	07/01/32	9		9,233
Federal National Mortgage Assoc.	6.500	04/01/33	5		5,665
Federal National Mortgage Assoc.	6.500	01/01/34	2		1,807
Federal National Mortgage Assoc.	6.500	01/01/34	10		9,839
Federal National Mortgage Assoc.	6.500	10/01/36	11		11,150
Federal National Mortgage Assoc.	6.500	09/01/37	37		38,988
Federal National Mortgage Assoc.	6.500	10/01/37	39		40,667
Federal National Mortgage Assoc.(k)	6.625	11/15/30	200		234,111
Federal National Mortgage Assoc.	7.000	06/01/32	7		6,857
Federal National Mortgage Assoc.(k)	7.125	01/15/30	452		535,843
Federal National Mortgage Assoc.	7.500	09/01/30	—	(r)	510
Federal National Mortgage Assoc.	8.000	12/01/23	—	(r)	11
Federal National Mortgage Assoc.	8.500	02/01/28	1		884
Government National Mortgage Assoc.	3.000	TBA	500		441,563
Government National Mortgage Assoc.	3.000	09/20/43	103		92,876
Government National Mortgage Assoc.	3.000	01/20/44	32		28,611
Government National Mortgage Assoc.	3.000	03/15/45	64		56,860
Government National Mortgage Assoc.	3.000	05/20/45	99		89,241
Government National Mortgage Assoc.	3.000	08/20/45	183		164,092
Government National Mortgage Assoc.	3.000	06/20/46	197		176,620
Government National Mortgage Assoc.	3.000	03/20/47	111		99,419
Government National Mortgage Assoc.	3.000	12/20/48	522		467,665
Government National Mortgage Assoc.	3.000	06/20/51	638		564,863
Government National Mortgage Assoc.	3.000	08/20/51	1,992		1,770,169
Government National Mortgage Assoc.	3.500	TBA	1,000		908,789
Government National Mortgage Assoc.	4.500	TBA	1,000		957,148
Government National Mortgage Assoc.	5.000	10/20/37	10		9,713
Government National Mortgage Assoc.	5.000	04/20/45	52		52,855

See Notes to Financial Statements.

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (Continued)
Government National Mortgage Assoc.	5.500%	07/15/33	10		$10,331
Government National Mortgage Assoc.	5.500	12/15/33	4		4,126
Government National Mortgage Assoc.	5.500	09/15/34	86		86,752
Government National Mortgage Assoc.	5.500	01/15/36	31		31,367
Government National Mortgage Assoc.	5.500	02/15/36	66		66,222
Government National Mortgage Assoc.	6.500	09/15/23	—	(r)	495
Government National Mortgage Assoc.	6.500	12/15/23	—	(r)	241
Government National Mortgage Assoc.	6.500	12/15/23	1		525
Government National Mortgage Assoc.	6.500	12/15/23	1		747
Government National Mortgage Assoc.	6.500	04/15/24	7		7,109
Government National Mortgage Assoc.	6.500	07/15/32	1		1,167
Government National Mortgage Assoc.	6.500	08/15/32	—	(r)	202
Government National Mortgage Assoc.	6.500	08/15/32	1		634
Government National Mortgage Assoc.	6.500	08/15/32	1		1,381
Government National Mortgage Assoc.	6.500	08/15/32	6		6,659
Government National Mortgage Assoc.	7.000	06/15/24	1		1,154
Government National Mortgage Assoc.	7.000	05/15/31	3		3,455
Government National Mortgage Assoc.	7.500	04/15/29	—	(r)	480
Government National Mortgage Assoc.	8.000	12/15/22	—	(r)	0
Government National Mortgage Assoc.	8.000	06/15/25	9		8,774
Tennessee Valley Authority, Sr. Unsec’d. Notes	7.125	05/01/30	90		105,640

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (cost $53,750,021)					51,401,821

U.S. TREASURY OBLIGATIONS 4.2%
U.S. Treasury Bonds	1.375	11/15/40	135		87,244
U.S. Treasury Bonds	2.000	11/15/41	8,140		5,825,188
U.S. Treasury Bonds(k)	2.250	05/15/41	22,655		17,122,224
U.S. Treasury Bonds	2.500	02/15/46	9,945		7,545,769
U.S. Treasury Bonds	2.500	05/15/46	2,065		1,564,238
U.S. Treasury Bonds	2.875	05/15/43	1,380		1,136,559
U.S. Treasury Bonds	3.625	08/15/43	230		214,295
U.S. Treasury Strips Coupon	1.467(s)	11/15/41	210		93,425
U.S. Treasury Strips Coupon(k)	2.052(s)	11/15/43	6,350		2,602,508
U.S. Treasury Strips Coupon(k)	2.374(s)	05/15/43	550		228,981
U.S. Treasury Strips Coupon	2.415(s)	11/15/40	500		236,289
U.S. Treasury Strips Coupon	2.450(s)	02/15/45	120		46,655
U.S. Treasury Strips Coupon	2.732(s)	08/15/30	286		209,651

See Notes to Financial Statements.

PGIM Balanced Fund    79

Schedule of Investments  (continued)

as of September 30, 2022

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

U.S. TREASURY OBLIGATIONS (Continued)
U.S. Treasury Strips Coupon	2.487%(s)	11/15/30	154	$111,758

TOTAL U.S. TREASURY OBLIGATIONS (cost $50,875,062)				37,024,784

TOTAL LONG-TERM INVESTMENTS (cost $887,319,652)				861,050,344

			Shares

SHORT-TERM INVESTMENTS 4.1%

AFFILIATED MUTUAL FUND 0.4%
PGIM Institutional Money Market Fund (cost $3,737,920; includes $3,728,818 of cash collateral for securities on loan)(b)(wa)			3,741,457	3,738,839

	Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION(k)(n) 0.0%
U.S. Treasury Bills
(cost $114,265)	3.094%	12/15/22	115	114,331

			Shares

UNAFFILIATED FUND 3.6%
Dreyfus Government Cash Management (Institutional Shares) (cost $31,636,355)			31,636,355	31,636,355

OPTIONS PURCHASED*~ 0.1%
(cost $155,295)				254,514

TOTAL SHORT-TERM INVESTMENTS
(cost $35,643,835)				35,744,039

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN (cost $922,963,487)				896,794,383

See Notes to Financial Statements.

Description	Value

OPTIONS WRITTEN*~ (0.0)%
(premiums received $179,840)	$(88,787)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 102.7% (cost $922,783,647)	896,705,596
Liabilities in excess of other assets(z) (2.7)%	(23,888,325)

NET ASSETS 100.0%	$872,817,271

Below is a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

ADR—American Depositary Receipt

BABs—Build America Bonds

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CVR—Contingent Value Rights

EAFE—Europe, Australasia, Far East

EMTN—Euro Medium Term Note

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

FHLMC—Federal Home Loan Mortgage Corporation

GMTN—Global Medium Term Note

IO—Interest Only (Principal amount represents notional)

See Notes to Financial Statements.

PGIM Balanced Fund    81

Schedule of Investments  (continued)

as of September 30, 2022

LIBOR—London Interbank Offered Rate

LP—Limited Partnership

M—Monthly payment frequency for swaps

MSCI—Morgan Stanley Capital International

MTN—Medium Term Note

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

PRFC—Preference Shares

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

REMIC—Real Estate Mortgage Investment Conduit

S&P—Standard & Poor’s

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

STRIPs—Separate Trading of Registered Interest and Principal of Securities

TBA—To Be Announced

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail, excluding centrally cleared swaptions.
^	Indicates a Level 3 instrument. The aggregate value of Level 3 instruments is $732,113 and 0.1% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $3,597,394; cash collateral of $3,728,818 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at September 30, 2022.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of September 30, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(d)	Represents issuer in default on interest payments and/or principal repayment. Non-income producing security. Such securities may be post-maturity.
(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown reflects yield to maturity at purchased date.
(oo)	Perpetual security. Maturity date represents next call date.
(r)	Less than $500 par.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(tt)	All or partial principal amount represents “TBA” mortgage dollar rolls. The aggregate mortgage dollar roll principal amount of 5,500,000 is 0.6% of net assets.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

Options Purchased:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.38.V1, 06/20/27	Call	Barclays Bank PLC	10/19/22	0.35%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	3,410	$—
CDX.NA.IG.38.V1, 06/20/27	Call	BNP Paribas S.A.	10/19/22	0.35%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	3,820	—
CDX.NA.IG.38.V1, 06/20/27	Call	Deutsche Bank AG	10/19/22	0.35%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	3,840	—
CDX.NA.IG.38.V1, 06/20/27	Call	JPMorgan Chase Bank, N.A.	10/19/22	0.35%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	3,410	—
CDX.NA.IG.38.V1, 06/20/27	Call	Bank of America, N.A.	11/16/22	0.35%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	3,820	—
CDX.NA.IG.38.V1, 06/20/27	Call	Citibank, N.A.	11/16/22	0.35%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	3,820	—
CDX.NA.IG.38.V1, 06/20/27	Call	Goldman Sachs International	11/16/22	0.35%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	3,820	—
CDX.NA.IG.38.V1, 06/20/27	Call	Morgan Stanley & Co. International PLC	11/16/22	0.35%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	3,490	—
CDX.NA.IG.38.V1, 06/20/27	Call	Morgan Stanley & Co. International PLC	11/16/22	0.35%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	3,490	—
CDX.NA.HY.38.V2, 06/20/27	Put	Barclays Bank PLC	10/19/22	$100.50	CDX.NA.HY.38. V2(Q)	5.00%(Q)	910	28,521
CDX.NA.HY.38.V2, 06/20/27	Put	Deutsche Bank AG	11/16/22	$100.50	CDX.NA.HY.38. V2(Q)	5.00%(Q)	910	34,049
CDX.NA.IG.38.V1, 06/20/27	Put	BNP Paribas S.A.	10/19/22	0.88%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	3,820	22,314
CDX.NA.IG.38.V1, 06/20/27	Put	Deutsche Bank AG	10/19/22	0.90%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	3,840	19,303
CDX.NA.IG.38.V1, 06/20/27	Put	Barclays Bank PLC	10/19/22	0.93%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	3,410	14,647
CDX.NA.IG.38.V1, 06/20/27	Put	JPMorgan Chase Bank, N.A.	10/19/22	0.93%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	3,410	14,647
CDX.NA.IG.38.V1, 06/20/27	Put	Morgan Stanley & Co. International PLC	11/16/22	0.85%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	3,490	27,343
CDX.NA.IG.38.V1, 06/20/27	Put	Morgan Stanley & Co. International PLC	11/16/22	0.88%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	3,490	24,757
CDX.NA.IG.38.V1, 06/20/27	Put	Bank of America, N.A.	11/16/22	0.90%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	3,820	24,527

See Notes to Financial Statements.

PGIM Balanced Fund    83

Schedule of Investments  (continued)

as of September 30, 2022

Options Purchased (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.IG.38.V1, 06/20/27	Put	Citibank, N.A.	11/16/22	0.93%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	3,820	$22,203
CDX.NA.IG.38.V1, 06/20/27	Put	Goldman Sachs International	11/16/22	0.93%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	3,820	22,203

Total Options Purchased (cost $155,295)								$254,514

Options Written:

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.HY.38.V2, 06/20/27	Call	Barclays Bank PLC	10/19/22	$102.00	CDX.NA.HY.38. V2(Q)	5.00%(Q)	910	$(551)
CDX.NA.HY.38.V2, 06/20/27	Call	Deutsche Bank AG	11/16/22	$102.00	CDX.NA.HY.38. V2(Q)	5.00%(Q)	910	(1,410)
CDX.NA.IG.38.V1, 06/20/27	Call	BNP Paribas S.A.	10/19/22	0.80%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	3,820	(406)
CDX.NA.IG.38.V1, 06/20/27	Call	Deutsche Bank AG	10/19/22	0.80%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	3,840	(408)
CDX.NA.IG.38.V1, 06/20/27	Call	Barclays Bank PLC	10/19/22	0.83%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	3,410	(533)
CDX.NA.IG.38.V1, 06/20/27	Call	JPMorgan Chase Bank, N.A.	10/19/22	0.83%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	3,410	(533)
CDX.NA.IG.38.V1, 06/20/27	Call	Morgan Stanley & Co. International PLC	11/16/22	0.75%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	3,490	(686)
CDX.NA.IG.38.V1, 06/20/27	Call	Morgan Stanley & Co. International PLC	11/16/22	0.75%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	3,490	(686)
CDX.NA.IG.38.V1, 06/20/27	Call	Bank of America, N.A.	11/16/22	0.78%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	3,820	(993)
CDX.NA.IG.38.V1, 06/20/27	Call	Goldman Sachs International	11/16/22	0.78%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	3,820	(993)
CDX.NA.IG.38.V1, 06/20/27	Call	Citibank, N.A.	11/16/22	0.80%	CDX.NA.IG.38. V1(Q)	1.00%(Q)	3,820	(1,370)
CDX.NA.HY.38.V2, 06/20/27	Put	Morgan Stanley & Co. International PLC	10/19/22	$95.00	CDX.NA.HY.38. V2(Q)	5.00%(Q)	1,190	(5,829)
CDX.NA.HY.38.V2, 06/20/27	Put	Barclays Bank PLC	10/19/22	$97.00	5.00%(Q)	CDX.NA.HY.38. V2(Q)	910	(9,266)

See Notes to Financial Statements.

Options Written (continued):

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value
CDX.NA.HY.38.V2, 06/20/27	Put	Deutsche Bank AG	11/16/22	$96.00	5.00%(Q)	CDX.NA.HY.38. V2(Q)	910	$(13,726)
CDX.NA.IG.38.V1, 06/20/27	Put	BNP Paribas S.A.	10/19/22	1.18%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	3,820	(2,985)
CDX.NA.IG.38.V1, 06/20/27	Put	Barclays Bank PLC	10/19/22	1.20%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	3,410	(2,252)
CDX.NA.IG.38.V1, 06/20/27	Put	Deutsche Bank AG	10/19/22	1.20%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	3,840	(2,536)
CDX.NA.IG.38.V1, 06/20/27	Put	JPMorgan Chase Bank, N.A.	10/19/22	1.23%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	3,410	(1,907)
CDX.NA.IG.38.V1, 06/20/27	Put	Morgan Stanley & Co. International PLC	11/16/22	1.15%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	3,490	(8,487)
CDX.NA.IG.38.V1, 06/20/27	Put	Morgan Stanley & Co. International PLC	11/16/22	1.20%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	3,490	(7,031)
CDX.NA.IG.38.V1, 06/20/27	Put	Bank of America, N.A.	11/16/22	1.23%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	3,820	(7,012)
CDX.NA.IG.38.V1, 06/20/27	Put	Goldman Sachs International	11/16/22	1.25%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	3,820	(6,394)
CDX.NA.IG.38.V1, 06/20/27	Put	Citibank, N.A.	11/16/22	1.28%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	3,820	(5,836)
CDX.NA.IG.38.V1, 06/20/27	Put	Goldman Sachs International	01/18/23	3.00%	1.00%(Q)	CDX.NA.IG.38. V1(Q)	2,730	(750)
CDX.NA.IG.39.V1, 12/20/27	Put	BNP Paribas S.A.	11/16/22	1.38%	1.00%(Q)	CDX.NA.IG.39. V1(Q)	3,680	(6,062)
GS_21-PJ2A^	Put	Goldman Sachs International	11/15/24	0.50%	0.50%(M)	GS_21-PJ2A(M)	2,330	(50)
GS_21-PJA^	Put	Goldman Sachs International	06/17/24	0.25%	0.25%(M)	GS_21-PJA(M)	4,500	(95)

Total Options Written (premiums received $179,840)								$(88,787)

Options Purchased:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.HY.39.V1, 12/20/27	Put	11/16/22	$85.00	CDX.NA.HY.39.V1(Q)	5.00%(Q)	595	$1,682

(cost $1,770)

See Notes to Financial Statements.

PGIM Balanced Fund    85

Schedule of Investments  (continued)

as of September 30, 2022

Options Written:

Centrally Cleared Swaptions

Description	Call/ Put	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#	Value

CDX.NA.HY.38.V2, 06/20/27	Put	12/21/22	$91.00	5.00%(Q)	CDX.NA.HY.38.V2(Q)	740	$(7,993)
CDX.NA.HY.39.V1, 12/20/27	Put	01/18/23	$90.00	5.00%(Q)	CDX.NA.HY.39.V1(Q)	1,190	(21,748)
CDX.NA.IG.39.V1, 12/20/27	Put	12/21/22	1.50%	1.00%(Q)	CDX.NA.IG.39.V1(Q)	3,680	(8,551)

Total Centrally Cleared Swaptions (premiums received $41,547)							$(38,292)

Futures contracts outstanding at September 30, 2022:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)

Long Positions:
202	2 Year U.S.Treasury Notes	Dec. 2022	$41,488,906	$(679,139)
89	5 Year U.S.Treasury Notes	Dec. 2022	9,568,195	(109,474)
364	10 Year U.S. Treasury Notes	Dec. 2022	40,790,750	(1,695,311)
77	30 Year U.S. Ultra Treasury Bonds	Dec. 2022	10,549,000	(964,543)
23	Mini MSCI Emerging Markets Index	Dec. 2022	1,002,225	(134,681)
3	S&P 500 E-Mini Index	Dec. 2022	540,225	(72,735)

				(3,655,883)

Short Positions:
24	5 Year Euro-Bobl	Dec. 2022	2,816,664	73,444
24	10 Year Euro-Bund	Dec. 2022	3,257,451	167,112
64	10 Year U.S. Ultra Treasury Notes	Dec. 2022	7,583,000	490,016
92	20 Year U.S. Treasury Bonds	Dec. 2022	11,629,375	897,060
9	Euro Schatz Index	Dec. 2022	945,244	8,415

				1,636,047

				$(2,019,836)

Forward foreign currency exchange contracts outstanding at September 30, 2022:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 10/19/22	JPMorgan Chase Bank, N.A.	AUD	169	$115,093	$108,125	$—	$(6,968)

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at September 30, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 10/19/22	JPMorgan Chase Bank, N.A.	AUD	169	$117,342	$108,125	$—	$(9,217)
Brazilian Real,
Expiring 10/04/22	The Toronto-Dominion Bank	BRL	4,426	856,156	819,536	—	(36,620)
Canadian Dollar,
Expiring 10/19/22	JPMorgan Chase Bank, N.A.	CAD	149	114,000	108,200	—	(5,800)
Expiring 10/19/22	JPMorgan Chase Bank, N.A.	CAD	149	113,000	107,670	—	(5,330)
Expiring 10/19/22	JPMorgan Chase Bank, N.A.	CAD	147	111,000	106,677	—	(4,323)
Chilean Peso,
Expiring 12/21/22	Barclays Bank PLC	CLP	122,500	125,643	124,611	—	(1,032)
Expiring 12/21/22	Barclays Bank PLC	CLP	89,918	91,357	91,467	110	—
Chinese Renminbi,
Expiring 11/23/22	Bank of America, N.A.	CNH	3,852	558,000	540,105	—	(17,895)
Expiring 11/23/22	Bank of America, N.A.	CNH	3,668	532,000	514,301	—	(17,699)
Expiring 11/23/22	HSBC Bank PLC	CNH	4,676	656,000	655,559	—	(441)
Expiring 11/23/22	HSBC Bank PLC	CNH	2,953	428,000	413,971	—	(14,029)
Expiring 11/23/22	JPMorgan Chase Bank, N.A.	CNH	3,851	553,000	539,912	—	(13,088)
Expiring 11/23/22	JPMorgan Chase Bank, N.A.	CNH	3,698	531,000	518,421	—	(12,579)
Expiring 11/23/22	JPMorgan Chase Bank, N.A.	CNH	1,864	268,000	261,303	—	(6,697)
Colombian Peso,
Expiring 12/21/22	Barclays Bank PLC	COP	451,249	99,158	96,410	—	(2,748)
Czech Koruna,
Expiring 10/19/22	Morgan Stanley & Co. International PLC	CZK	8,210	332,302	326,483	—	(5,819)
Euro,
Expiring 10/19/22	HSBC Bank PLC	EUR	236	243,000	231,786	—	(11,214)
Expiring 10/19/22	JPMorgan Chase Bank, N.A.	EUR	372	377,396	365,320	—	(12,076)
Expiring 10/19/22	JPMorgan Chase Bank, N.A.	EUR	93	92,000	91,286	—	(714)
Hungarian Forint,
Expiring 10/19/22	Bank of America, N.A.	HUF	96,961	244,000	223,382	—	(20,618)
Expiring 10/19/22	Barclays Bank PLC	HUF	130,284	330,000	300,151	—	(29,849)
Expiring 10/19/22	Barclays Bank PLC	HUF	90,432	229,000	208,339	—	(20,661)
Expiring 10/19/22	Barclays Bank PLC	HUF	76,020	189,000	175,136	—	(13,864)

See Notes to Financial Statements.

PGIM Balanced Fund    87

Schedule of Investments  (continued)

as of September 30, 2022

Forward foreign currency exchange contracts outstanding at September 30, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Hungarian Forint (cont’d.),
Expiring 10/19/22	JPMorgan Chase Bank, N.A.	HUF	104,108	$251,000	$239,846	$—	$(11,154)
Expiring 10/19/22	JPMorgan Chase Bank, N.A.	HUF	100,734	255,000	232,074	—	(22,926)
Expiring 10/19/22	JPMorgan Chase Bank, N.A.	HUF	90,661	229,000	208,867	—	(20,133)
Expiring 10/19/22	JPMorgan Chase Bank, N.A.	HUF	83,678	202,000	192,780	—	(9,220)
Expiring 10/19/22	Morgan Stanley & Co. International PLC	HUF	89,047	218,113	205,148	—	(12,965)
Expiring 10/19/22	Morgan Stanley & Co. International PLC	HUF	79,964	193,000	184,222	—	(8,778)
Expiring 10/19/22	UBS AG	HUF	101,418	249,000	233,649	—	(15,351)
Expiring 10/19/22	UBS AG	HUF	97,025	245,000	223,528	—	(21,472)
Expiring 10/19/22	UBS AG	HUF	82,459	203,000	189,970	—	(13,030)
Indian Rupee,
Expiring 12/21/22	Morgan Stanley & Co. International PLC	INR	35,718	434,000	434,424	424	—
Expiring 12/21/22	The Toronto-Dominion Bank	INR	76,650	959,985	932,258	—	(27,727)
Indonesian Rupiah,
Expiring 12/21/22	HSBC Bank PLC	IDR	9,279,942	609,001	603,805	—	(5,196)
New Taiwanese Dollar,
Expiring 12/21/22	Bank of America, N.A.	TWD	18,005	570,001	567,018	—	(2,983)
Expiring 12/21/22	Barclays Bank PLC	TWD	5,747	184,000	180,989	—	(3,011)
Expiring 12/21/22	JPMorgan Chase Bank, N.A.	TWD	20,566	649,000	647,673	—	(1,327)
Expiring 12/21/22	Morgan Stanley & Co. International PLC	TWD	15,364	491,000	483,865	—	(7,135)
Peruvian Nuevo Sol,
Expiring 12/21/22	BNP Paribas S.A.	PEN	1,626	413,072	404,295	—	(8,777)
Polish Zloty,
Expiring 10/19/22	Citibank, N.A.	PLN	1,991	427,000	400,346	—	(26,654)
Expiring 10/19/22	Goldman Sachs International	PLN	537	107,000	108,086	1,086	—
Expiring 10/19/22	HSBC Bank PLC	PLN	4,892	1,024,510	983,988	—	(40,522)
Expiring 10/19/22	HSBC Bank PLC	PLN	1,523	315,817	306,336	—	(9,481)
Expiring 10/19/22	JPMorgan Chase Bank, N.A.	PLN	2,028	436,000	407,908	—	(28,092)
South African Rand,
Expiring 12/21/22	Bank of America, N.A.	ZAR	3,553	200,000	194,888	—	(5,112)

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at September 30, 2022 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 12/21/22	JPMorgan Chase Bank, N.A.	ZAR	4,282	$243,000	$234,878	$—	$(8,122)
Expiring 12/21/22	Morgan Stanley & Co. International PLC	ZAR	4,023	221,000	220,642	—	(358)
Expiring 12/21/22	Morgan Stanley & Co. International PLC	ZAR	3,499	196,000	191,916	—	(4,084)
South Korean Won,
Expiring 12/21/22	Bank of America, N.A.	KRW	677,881	488,000	471,568	—	(16,432)
Expiring 12/21/22	JPMorgan Chase Bank, N.A.	KRW	672,856	488,000	468,073	—	(19,927)
Expiring 12/21/22	JPMorgan Chase Bank, N.A.	KRW	530,229	387,000	368,854	—	(18,146)
Thai Baht,
Expiring 12/21/22	HSBC Bank PLC	THB	21,634	592,000	577,084	—	(14,916)
Expiring 12/21/22	Morgan Stanley & Co. International PLC	THB	17,690	480,000	471,869	—	(8,131)
Expiring 12/21/22	Standard Chartered Bank	THB	9,509	252,000	253,654	1,654	—

				$19,517,946	$18,860,777	3,274	(660,443)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 10/19/22	JPMorgan Chase Bank, N.A.	AUD	169	$118,412	$108,125	$10,287	$—
Expiring 10/19/22	The Toronto-Dominion Bank	AUD	244	165,880	156,101	9,779	—
Brazilian Real,
Expiring 10/04/22	Citibank, N.A.	BRL	1,032	199,000	191,074	7,926	—
Expiring 10/04/22	Citibank, N.A.	BRL	977	185,000	180,983	4,017	—
Expiring 10/04/22	Morgan Stanley & Co. International PLC	BRL	1,126	214,000	208,571	5,429	—
Expiring 10/04/22	The Toronto-Dominion Bank	BRL	1,045	198,000	193,605	4,395	—
Expiring 10/04/22	The Toronto-Dominion Bank	BRL	518	100,000	95,976	4,024	—
British Pound,
Expiring 10/19/22	The Toronto-Dominion Bank	GBP	2,817	3,356,439	3,146,978	209,461	—

See Notes to Financial Statements.

PGIM Balanced Fund    89

Schedule of Investments  (continued)

as of September 30, 2022

Forward foreign currency exchange contracts outstanding at September 30, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Canadian Dollar,
Expiring 10/19/22	JPMorgan Chase Bank, N.A.	CAD	151	$115,000	$109,390	$5,610	$—
Expiring 10/19/22	JPMorgan Chase Bank, N.A.	CAD	149	114,000	107,510	6,490	—
Expiring 10/19/22	JPMorgan Chase Bank, N.A.	CAD	149	113,000	108,035	4,965	—
Expiring 10/19/22	The Toronto-Dominion Bank	CAD	211	162,304	152,585	9,719	—
Chilean Peso,
Expiring 12/21/22	Morgan Stanley & Co. International PLC	CLP	170,612	186,000	173,552	12,448	—
Expiring 12/21/22	The Toronto-Dominion Bank	CLP	191,274	211,000	194,569	16,431	—
Expiring 12/21/22	UBS AG	CLP	223,881	246,856	227,738	19,118	—
Chinese Renminbi,
Expiring 11/23/22	Citibank, N.A.	CNH	3,192	467,000	447,512	19,488	—
Expiring 11/23/22	Goldman Sachs International	CNH	36,501	5,376,427	5,117,394	259,033	—
Czech Koruna,
Expiring 10/19/22	HSBC Bank PLC	CZK	12,230	504,000	486,352	17,648	—
Expiring 10/19/22	HSBC Bank PLC	CZK	10,168	418,000	404,319	13,681	—
Expiring 10/19/22	JPMorgan Chase Bank, N.A.	CZK	12,515	513,000	497,656	15,344	—
Expiring 10/19/22	JPMorgan Chase Bank, N.A.	CZK	6,061	247,000	241,009	5,991	—
Euro,
Expiring 10/19/22	Barclays Bank PLC	EUR	3,881	3,934,005	3,808,468	125,537	—
Expiring 10/19/22	Barclays Bank PLC	EUR	495	510,000	485,422	24,578	—
Expiring 10/19/22	Deutsche Bank AG	EUR	6,807	6,901,034	6,680,289	220,745	—
Expiring 10/19/22	HSBC Bank PLC	EUR	832	846,819	816,465	30,354	—
Expiring 10/19/22	JPMorgan Chase Bank, N.A.	EUR	622	638,000	610,634	27,366	—
Expiring 10/19/22	JPMorgan Chase Bank, N.A.	EUR	396	407,000	388,563	18,437	—
Expiring 10/19/22	JPMorgan Chase Bank, N.A.	EUR	316	324,357	309,857	14,500	—
Expiring 10/19/22	JPMorgan Chase Bank, N.A.	EUR	228	232,561	224,015	8,546	—
Expiring 10/19/22	JPMorgan Chase Bank, N.A.	EUR	114	115,000	112,000	3,000	—
Expiring 10/19/22	Standard Chartered Bank	EUR	6,440	6,609,014	6,320,148	288,866	—
Expiring 10/19/22	UBS AG	EUR	437	444,000	429,177	14,823	—

See Notes to Financial Statements.

Forward foreign currency exchange contracts outstanding at September 30, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee,
Expiring 12/21/22	JPMorgan Chase Bank, N.A.	INR	35,943	$448,000	$437,153	$10,847	$—
Indonesian Rupiah,
Expiring 12/21/22	Standard Chartered Bank	IDR	2,668,719	178,105	173,642	4,463	—
Israeli Shekel,
Expiring 12/21/22	Barclays Bank PLC	ILS	1,470	428,000	415,313	12,687	—
Expiring 12/21/22	Citibank, N.A.	ILS	1,296	368,000	366,116	1,884	—
Expiring 12/21/22	Citibank, N.A.	ILS	1,228	360,141	346,822	13,319	—
Expiring 12/21/22	Citibank, N.A.	ILS	1,121	316,000	316,562	—	(562)
Expiring 12/21/22	Citibank, N.A.	ILS	717	210,552	202,586	7,966	—
Expiring 12/21/22	Citibank, N.A.	ILS	644	188,448	181,973	6,475	—
Japanese Yen,
Expiring 10/19/22	JPMorgan Chase Bank, N.A.	JPY	10,154	78,000	70,282	7,718	—
Mexican Peso,
Expiring 12/21/22	Bank of America, N.A.	MXN	8,817	432,000	431,365	635	—
Expiring 12/21/22	HSBC Bank PLC	MXN	2,757	134,560	134,901	—	(341)
Expiring 12/21/22	JPMorgan Chase Bank, N.A.	MXN	7,874	383,000	385,246	—	(2,246)
Expiring 12/21/22	JPMorgan Chase Bank, N.A.	MXN	5,314	260,000	259,962	38	—
New Taiwanese Dollar,
Expiring 12/21/22	JPMorgan Chase Bank, N.A.	TWD	64,244	2,096,062	2,023,210	72,852	—
Peruvian Nuevo Sol,
Expiring 12/21/22	Barclays Bank PLC	PEN	1,000	255,089	248,819	6,270	—
Expiring 12/21/22	Barclays Bank PLC	PEN	559	141,547	138,964	2,583	—
Philippine Peso,
Expiring 12/21/22	HSBC Bank PLC	PHP	16,339	284,324	276,026	8,298	—
Expiring 12/21/22	Morgan Stanley & Co. International PLC	PHP	6,500	109,000	109,811	—	(811)
Expiring 12/21/22	Standard Chartered Bank	PHP	28,147	485,000	475,516	9,484	—
Polish Zloty,
Expiring 10/19/22	HSBC Bank PLC	PLN	618	130,530	124,304	6,226	—
Expiring 10/19/22	HSBC Bank PLC	PLN	546	117,000	109,838	7,162	—
Singapore Dollar,
Expiring 12/21/22	Citibank, N.A.	SGD	693	492,000	482,738	9,262	—
Expiring 12/21/22	Goldman Sachs International	SGD	769	537,000	535,886	1,114	—
Expiring 12/21/22	Standard Chartered Bank	SGD	728	515,000	507,111	7,889	—

See Notes to Financial Statements.

PGIM Balanced Fund    91

Schedule of Investments  (continued)

as of September 30, 2022

Forward foreign currency exchange contracts outstanding at September 30, 2022 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation

OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand,
Expiring 12/21/22	Morgan Stanley & Co. International PLC	ZAR	6,102	$349,357	$334,701	$14,656	$—
South Korean Won,
Expiring 12/21/22	JPMorgan Chase Bank, N.A.	KRW	1,565,953	1,134,740	1,089,356	45,384	—
Expiring 12/21/22	JPMorgan Chase Bank, N.A.	KRW	156,042	113,000	108,550	4,450	—
Thai Baht,
Expiring 12/21/22	Goldman Sachs International	THB	19,485	538,000	519,759	18,241	—
Expiring 12/21/22	Goldman Sachs International	THB	13,367	369,000	356,573	12,427	—
Expiring 12/21/22	HSBC Bank PLC	THB	17,307	474,000	461,665	12,335	—
Expiring 12/21/22	JPMorgan Chase Bank, N.A.	THB	121,225	3,327,239	3,233,644	93,595	—
Turkish Lira,
Expiring 12/21/22	Goldman Sachs International	TRY	2,852	145,152	138,909	6,243	—

				$49,569,954	$47,731,375	1,842,539	(3,960)

						$1,845,813	$(664,403)

Cross currency exchange contracts outstanding at September 30, 2022:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts:
10/19/22	Buy	EUR	180	PLN	855	$4,283	$—	Morgan Stanley & Co. International PLC
10/19/22	Buy	EUR	209	CZK	5,187	—	(727)	Morgan Stanley & Co. International PLC
10/19/22	Buy	EUR	223	PLN	1,060	5,890	—	UBS AG
10/19/22	Buy	EUR	242	CZK	6,017	—	(1,352)	Barclays Bank PLC
10/19/22	Buy	EUR	253	PLN	1,201	7,177	—	HSBC Bank PLC
10/19/22	Buy	EUR	279	PLN	1,332	5,739	—	HSBC Bank PLC
10/19/22	Buy	EUR	396	PLN	1,881	10,477	—	JPMorgan Chase Bank, N.A.
10/19/22	Buy	EUR	426	PLN	2,028	9,803	—	Citibank, N.A.
10/19/22	Buy	EUR	443	PLN	2,099	12,126	—	JPMorgan Chase Bank, N.A.

See Notes to Financial Statements.

Cross currency exchange contracts outstanding at September 30, 2022 (continued):

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty

OTC Cross Currency Exchange Contracts (cont’d.):
10/19/22	Buy	EUR	450	CZK	11,219	$—	$(4,340)	Barclays Bank PLC
10/19/22	Buy	HUF	123,259	EUR	305	—	(15,632)	Barclays Bank PLC
10/19/22	Buy	PLN	846	EUR	177	—	(3,128)	Goldman Sachs International
10/19/22	Buy	PLN	927	EUR	193	—	(2,807)	Bank of America, N.A.
10/19/22	Buy	PLN	1,236	EUR	258	—	(4,150)	Bank of America, N.A.

						$55,495	$(32,136)

Credit default swap agreements outstanding at September 30, 2022:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at September 30, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreements on asset-backed and/or mortgage-backed securities - Sell Protection(2)^:
GS_21-PJ2A	10/14/22	0.500%(M)	1,062	0.500%	$692	$(14)	$706	Goldman Sachs International
GS_21-PJA	10/14/22	0.250%(M)	2,050	*	669	(13)	682	Goldman Sachs International

					$1,361	$(27)	$1,388

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Buy Protection(1):
United Mexican States	12/20/24	1.000%(Q)	400	$1,531	$(2,115)	$3,646	Barclays Bank PLC

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at September 30, 2022(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty

OTC Credit Default Swap Agreement on corporate and/or sovereign issues - Sell Protection(2):
Petroleos Mexicanos	12/20/24	1.000%(Q)	400	6.097%	$(40,275)	$(9,280)	$(30,995)	Barclays Bank PLC

See Notes to Financial Statements.

PGIM Balanced Fund    93

Schedule of Investments  (continued)

as of September 30, 2022

Credit default swap agreements outstanding at September 30, 2022: (continued)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at September 30, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Credit Default Swap Agreements on credit indices - Buy Protection(1):
CDX.NA.HY.38.V2	06/20/27	5.000%(Q)	330	$7,512	$6,963	$(549)
CDX.NA.IG.39.V1	12/20/27	1.000%(Q)	27,860	(26,274)	87,114	113,388

				$(18,762)	$94,077	$112,839

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit

See Notes to Financial Statements.

derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swap agreements outstanding at September 30, 2022:

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at September 30, 2022	Unrealized Appreciation (Depreciation)

Centrally Cleared Interest Rate Swap Agreements:
GBP 119	05/08/23	0.950%(A)	1 Day SONIA(1)(A)	$(2,711)	$3,436	$6,147
GBP 928	05/08/26	1.000%(A)	1 Day SONIA(1)(A)	(34,697)	146,762	181,459
GBP 190	05/08/31	1.150%(A)	1 Day SONIA(1)(A)	(8,272)	50,661	58,933

				$(45,680)	$200,859	$246,539

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation

OTC Swap Agreements	$—	$(11,422)	$5,034	$(30,995)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value

Citigroup Global Markets, Inc.	$156,000	$1,882,139
Goldman Sachs & Co. LLC	—	114,331

Total	$156,000	$1,996,470

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

PGIM Balanced Fund    95

Schedule of Investments  (continued)

as of September 30, 2022

The following is a summary of the inputs used as of September 30, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks	$416,981,427	$84,761,752	$7
Exchange-Traded Fund	2,240,400	—	—
Preferred Stocks	1,706,178	532,071	—
Rights	—	—	5,065
Asset-Backed Securities
Automobiles	—	8,112,870	—
Collateralized Debt Obligations	—	1,360,341	—
Collateralized Loan Obligations	—	35,163,568	—
Consumer Loans	—	5,112,294	—
Credit Cards	—	515,560	—
Equipment	—	389,410	—
Manufactured Housing	—	47,925	—
Other	—	1,389,198	—
Residential Mortgage-Backed Securities	—	420,900	—
Student Loans	—	1,563,543	—
Commercial Mortgage-Backed Securities	—	53,020,010	—
Corporate Bonds	—	133,244,259	—
Floating Rate and other Loans	—	496,697	158,840
Municipal Bonds	—	3,695,500	—
Residential Mortgage-Backed Securities	—	13,939,154	566,985
Sovereign Bonds	—	7,199,785	—
U.S. Government Agency Obligations	—	51,401,821	—
U.S. Treasury Obligations	—	37,024,784	—
Short-Term Investments
Affiliated Mutual Fund	3,738,839	—	—
U.S. Treasury Obligation	—	114,331	—
Unaffiliated Fund	31,636,355	—	—
Options Purchased	—	256,196	—

Total	$456,303,199	$439,761,969	$730,897

Liabilities
Options Written	$—	$(126,934)	$(145)

Other Financial Instruments*
Assets
Futures Contracts	$1,636,047	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	1,845,813	—
OTC Cross Currency Exchange Contracts	—	55,495	—
Centrally Cleared Credit Default Swap Agreement	—	113,388	—
OTC Credit Default Swap Agreements	—	1,531	1,361
Centrally Cleared Interest Rate Swap Agreements	—	246,539	—

Total	$1,636,047	$2,262,766	$1,361

See Notes to Financial Statements.

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities
Futures Contracts	$(3,655,883)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(664,403)	—
OTC Cross Currency Exchange Contracts	—	(32,136)	—
Centrally Cleared Credit Default Swap Agreement	—	(549)	—
OTC Credit Default Swap Agreement	—	(40,275)	—

Total	$(3,655,883)	$(737,363)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2022 were as follows:

Banks	7.5%
Commercial Mortgage-Backed Securities	6.1
U.S. Government Agency Obligations	5.9
Software	4.3
U.S. Treasury Obligations	4.2
Collateralized Loan Obligations	4.0
Pharmaceuticals	3.7
Unaffiliated Fund	3.6
Oil, Gas & Consumable Fuels	3.1
Technology Hardware, Storage & Peripherals	3.0
Automobiles	2.8
Semiconductors & Semiconductor Equipment	2.5
Interactive Media & Services	2.5
IT Services	2.3
Health Care Providers & Services	2.1
Insurance	1.9
Residential Mortgage-Backed Securities	1.7
Biotechnology	1.6
Aerospace & Defense	1.5
Electric	1.3
Internet & Direct Marketing Retail	1.3
Beverages	1.3
Capital Markets	1.3
Equity Real Estate Investment Trusts (REITs)	1.2
Hotels, Restaurants & Leisure	1.2
Health Care Equipment & Supplies	1.2
Food Products	1.1
Chemicals	1.1

Oil & Gas	0.9%
Specialty Retail	0.9
Electric Utilities	0.9
Telecommunications	0.9
Diversified Telecommunication Services	0.8
Entertainment	0.8
Sovereign Bonds	0.8
Diversified Financial Services	0.7
Media	0.7
Food & Staples Retailing	0.7
Pipelines	0.7
Communications Equipment	0.7
Machinery	0.7
Real Estate Investment Trusts (REITs)	0.7
Healthcare-Services	0.6
Household Products	0.6
Consumer Loans	0.6
Industrial Conglomerates	0.6
Trading Companies & Distributors	0.6
Tobacco	0.5
Metals & Mining	0.5
Life Sciences Tools & Services	0.5
Commercial Services	0.5
Multi-Utilities	0.5
Affiliated Mutual Fund (0.4% represents investments purchased with collateral from securities on loan)	0.4
Municipal Bonds	0.4

See Notes to Financial Statements.

PGIM Balanced Fund    97

Schedule of Investments  (continued)

as of September 30, 2022

Industry Classification (continued):

Textiles, Apparel & Luxury Goods	0.4%
Professional Services	0.4
Airlines	0.4
Auto Manufacturers	0.4
Electronic Equipment, Instruments & Components	0.4
Multiline Retail	0.3
Consumer Finance	0.3
Home Builders	0.3
Foods	0.3
Electrical Equipment	0.3
Containers & Packaging	0.3
Air Freight & Logistics	0.3
Commercial Services & Supplies	0.3
Agriculture	0.3
Retail	0.3
Semiconductors	0.3
Exchange-Traded Fund	0.2
Gas	0.2
Marine	0.2
Auto Components	0.2
Real Estate Management & Development	0.2
Independent Power & Renewable Electricity Producers	0.2
Personal Products	0.2
Energy Equipment & Services	0.2
Student Loans	0.2
Wireless Telecommunication Services	0.2
Construction Materials	0.2
Packaging & Containers	0.2
Other	0.2
Collateralized Debt Obligations	0.2
Construction & Engineering	0.1
Electronics	0.1
Building Products	0.1
Lodging	0.1
Thrifts & Mortgage Finance	0.1

Machinery-Diversified	0.1%
Engineering & Construction	0.1
Paper & Forest Products	0.1
Gas Utilities	0.1
Building Materials	0.1
Household Durables	0.1
Healthcare-Products	0.1
Road & Rail	0.1
Transportation	0.1
Diversified Consumer Services	0.1
Mining	0.1
Credit Cards	0.1
Auto Parts & Equipment	0.1
Health Care Technology	0.1
Miscellaneous Manufacturing	0.1
Options Purchased	0.1
Equipment	0.0	*
Distribution/Wholesale	0.0	*
Oil & Gas Services	0.0	*
Forest Products & Paper	0.0	*
Real Estate	0.0	*
Leisure Products	0.0	*
Mortgage Real Estate Investment Trusts (REITs)	0.0	*
Transportation Infrastructure	0.0	*
Water Utilities	0.0	*
Multi-National	0.0	*
Manufactured Housing	0.0	*

	102.7
Options Written	(0.0	)*
Liabilities in excess of other assets	(2.7)

	100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, equity contracts risk, foreign exchange contracts risk, and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

See Notes to Financial Statements.

Fair values of derivative instruments as of September 30, 2022 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives

Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value

Credit contracts	Due from/to broker-variation margin swaps and swaptions	$115,070*		Due from/to broker-variation margin swaps and swaptions	$38,841*
Credit contracts	—	—		Premiums received for OTC swap agreements	11,422
Credit contracts	Unaffiliated investments	254,514		Options written outstanding, at value	88,787
Credit contracts	Unrealized appreciation on OTC swap agreements	5,034		Unrealized depreciation on OTC swap agreements	30,995
Equity contracts	—	—		Due from/to broker-variation margin futures	207,416	*
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	55,495		Unrealized depreciation on OTC cross currency exchange contracts	32,136
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	1,845,813		Unrealized depreciation on OTC forward foreign currency exchange contracts	664,403
Interest rate contracts	Due from/to broker-variation margin futures	1,636,047	*	Due from/to broker-variation margin futures	3,448,467	*
Interest rate contracts	Due from/to broker-variation margin swaps and swaptions	246,539	*	—	—

		$4,158,512			$4,522,467

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts, and market value for centrally cleared swaptions. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

PGIM Balanced Fund    99

Schedule of Investments  (continued)

as of September 30, 2022

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2022 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$(387,920)	$416,081	$—	$—	$481,841
Equity contracts	—	—	(274,192)	—	—
Foreign exchange contracts	—	—	—	3,756,520	—
Interest rate contracts	—	—	(3,565,356)	—	(3,944,261)

Total	$(387,920)	$416,081	$(3,839,548)	$3,756,520	$(3,462,420)

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps

Credit contracts	$101,731	$94,412	$—	$—	$94,994
Equity contracts	—	—	(91,741)	—	—
Foreign exchange contracts	—	—	—	557,413	—
Interest rate contracts	—	—	(1,745,035)	—	2,722,447

Total	$101,731	$94,412	$(1,836,776)	$557,413	$2,817,441

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended September 30, 2022, the Fund’s average volume of derivative activities is as follows:

Derivative Contract Type	Average Volume of Derivative Activities*
Options Purchased (1)	$ 107,483
Options Written (2)	74,714,856
Futures Contracts - Long Positions (2)	88,209,898
Futures Contracts - Short Positions (2)	106,391,120
Forward Foreign Currency Exchange Contracts - Purchased (3)	16,373,680
Forward Foreign Currency Exchange Contracts - Sold (3)	43,448,095
Cross Currency Exchange Contracts (4)	1,249,118
Interest Rate Swap Agreements (2)	13,705,021
Credit Default Swap Agreements - Buy Protection (2)	16,430,974
Credit Default Swap Agreements - Sell Protection (2)	5,462,945

See Notes to Financial Statements.

Derivative Contract Type	Average Volume of Derivative Activities*

Inflation Swap Agreements (2)	$ 2,112,000

*	Average volume is based on average quarter end balances as noted for the year ended September 30, 2022.
(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Securities on Loan	$3,597,394	$(3,597,394)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

Bank of America, N.A.	$25,162	$(95,701)	$(70,539)	$—	$(70,539)
Barclays Bank PLC	218,579	(147,481)	71,098	—	71,098
BNP Paribas S.A.	22,314	(18,230)	4,084	—	4,084
Citibank, N.A.	102,343	(34,422)	67,921	—	67,921
Deutsche Bank AG	274,097	(18,080)	256,017	(256,017)	—
Goldman Sachs International	321,735	(11,437)	310,298	(290,000)	20,298
HSBC Bank PLC	108,620	(96,140)	12,480	—	12,480
JPMorgan Chase Bank, N.A.	392,670	(220,525)	172,145	—	172,145
Morgan Stanley & Co. International PLC	89,340	(71,527)	17,813	—	17,813
Standard Chartered Bank	312,356	—	312,356	(290,000)	22,356

See Notes to Financial Statements.

PGIM Balanced Fund    101

Schedule of Investments  (continued)

as of September 30, 2022

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(2)	Net Amount

The Toronto-Dominion Bank	$253,809	$(64,347)	$189,462	$(189,462)	$—
UBS AG	39,831	(49,853)	(10,022)	—	(10,022)

	$2,160,856	$(827,743)	$1,333,113	$(1,025,479)	$307,634

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

Statement of Assets and Liabilities

as of September 30, 2022

Assets

Investments at value, including securities on loan of $3,597,394:
Unaffiliated investments (cost $919,225,567)	$893,055,544
Affiliated investments (cost $3,737,920)	3,738,839
Foreign currency, at value (cost $367,656)	331,022
Receivable for investments sold	11,801,443
Dividends and interest receivable	3,713,425
Unrealized appreciation on OTC forward foreign currency exchange contracts	1,845,813
Receivable for Fund shares sold	788,279
Tax reclaim receivable	337,748
Deposit with broker for centrally cleared/exchange-traded derivatives	156,000
Unrealized appreciation on OTC cross currency exchange contracts	55,495
Unrealized appreciation on OTC swap agreements	5,034
Due from broker—variation margin swaps and swaptions	4,582
Foreign capital gains tax benefit accrued	3,058
Prepaid expenses and other assets	37,142

Total Assets	915,873,424

Liabilities

Payable for investments purchased	35,880,054
Payable to broker for collateral for securities on loan	3,728,818
Payable for Fund shares purchased	1,365,958
Unrealized depreciation on OTC forward foreign currency exchange contracts	664,403
Management fee payable	394,480
Due to broker—variation margin futures	275,730
Accrued expenses and other liabilities	241,880
Distribution fee payable	219,932
Affiliated transfer agent fee payable	121,558
Options written outstanding, at value (premiums received $179,840)	88,787
Unrealized depreciation on OTC cross currency exchange contracts	32,136
Unrealized depreciation on OTC swap agreements	30,995
Premiums received for OTC swap agreements	11,422

Total Liabilities	43,056,153

Net Assets	$872,817,271

Net assets were comprised of:
Common stock, at par	$63,325
Paid-in capital in excess of par	912,148,463
Total distributable earnings (loss)	(39,394,517)

Net assets, September 30, 2022	$872,817,271

See Notes to Financial Statements.

PGIM Balanced Fund    103

Statement of Assets and Liabilities

as of September 30, 2022

Class A

Net asset value and redemption price per share, ($615,650,408 ÷ 44,783,267 shares of common stock issued and outstanding)	$13.75
Maximum sales charge (3.25% of offering price)	0.46

Maximum offering price to public	$14.21

Class C

Net asset value, offering price and redemption price per share, ($65,656,406 ÷ 4,741,044 shares of common stock issued and outstanding)	$13.85

Class R

Net asset value, offering price and redemption price per share, ($209,076 ÷ 15,201 shares of common stock issued and outstanding)	$13.75

Class Z

Net asset value, offering price and redemption price per share, ($113,094,556 ÷ 8,151,336 shares of common stock issued and outstanding)	$13.87

Class R6

Net asset value, offering price and redemption price per share, ($78,206,825 ÷ 5,634,261 shares of common stock issued and outstanding)	$13.88

See Notes to Financial Statements.

Statement of Operations

Year Ended September 30, 2022

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $619,538 foreign withholding tax)	$13,671,954
Interest income (net of $14,299 foreign withholding tax)	12,151,013
Income from securities lending, net (including affiliated income of $10,554)	21,507
Affiliated dividend income	4,638

Total income	25,849,112

Expenses
Management fee	6,825,416
Distribution fee(a)	3,052,594
Transfer agent’s fees and expenses (including affiliated expense of $560,255)(a)	1,168,177
Custodian and accounting fees	268,719
Registration fees(a)	92,390
Shareholders’ reports	89,962
Audit fee	48,000
Legal fees and expenses	43,267
Directors’ fees	22,320
Miscellaneous	60,469

Total expenses	11,671,314
Less: Fee waiver and/or expense reimbursement(a)	(1,092,473)
Distribution fee waiver(a)	(1,006)

Net expenses	10,577,835

Net investment income (loss)	15,271,277

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $(62))	3,590,724
Futures transactions	(3,839,548)
Forward and cross currency contract transactions	3,756,520
Options written transactions	416,081
Swap agreement transactions	(3,462,420)
Foreign currency transactions	(246,899)

214,458

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $433)	(199,028,945)
Futures	(1,836,776)
Forward and cross currency contracts	557,413
Options written	94,412
Swap agreements	2,817,441
Foreign currencies	29,028

(197,367,427)

Net gain (loss) on investment and foreign currency transactions	(197,152,969)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(181,881,692)

See Notes to Financial Statements.

PGIM Balanced Fund    105

Statement of Operations

Year Ended September 30, 2022

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	2,198,620	850,957	3,017	—	—
Transfer agent’s fees and expenses	892,052	101,425	1,287	172,374	1,039
Registration fees	31,080	15,833	6,533	18,648	20,296
Fee waiver and/or expense reimbursement	(909,017)	(41,200)	(6,724)	(71,127)	(64,405)
Distribution fee waiver	—	—	(1,006)	—	—

See Notes to Financial Statements.

Statements of Changes in Net Assets

	Year Ended September 30,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$15,271,277	$13,201,185
Net realized gain (loss) on investment and foreign currency transactions	214,458	102,716,755
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(197,367,427)	54,991,627

Net increase (decrease) in net assets resulting from operations	(181,881,692)	170,909,567

Dividends and Distributions
Distributions from distributable earnings
Class A	(89,089,854)	(9,619,489)
Class C	(10,015,315)	(575,795)
Class R	(47,861)	(6,251)
Class Z	(19,206,654)	(2,572,768)
Class R6	(10,593,601)	(1,211,010)

	(128,953,285)	(13,985,313)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	148,806,824	189,670,542
Net asset value of shares issued in reinvestment of dividends and distributions	126,356,982	13,639,341
Cost of shares purchased	(203,879,367)	(163,060,976)

Net increase (decrease) in net assets from Fund share transactions	71,284,439	40,248,907

Total increase (decrease)	(239,550,538)	197,173,161

Net Assets:

Beginning of year	1,112,367,809	915,194,648

End of year	$872,817,271	$1,112,367,809

See Notes to Financial Statements.

PGIM Balanced Fund    107

Financial Highlights

Class A Shares
	Year Ended September 30,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.70	$15.96	$15.61	$16.38	$15.93
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.23	0.24	0.24	0.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.02)	2.75	0.63	0.04	1.15
Total from investment operations	(2.78)	2.98	0.87	0.28	1.34
Less Dividends and Distributions:
Dividends from net investment income	(0.29)	(0.20)	(0.24)	(0.25)	(0.20)
Distributions from net realized gains	(1.88)	(0.04)	(0.28)	(0.80)	(0.69)
Total dividends and distributions	(2.17)	(0.24)	(0.52)	(1.05)	(0.89)
Net asset value, end of year	$13.75	$18.70	$15.96	$15.61	$16.38
Total Return(b):	(16.95)%	18.76%	5.64%	2.28%	8.66%

Ratios/Supplemental Data:
Net assets, end of year (000)	$615,650	$760,976	$616,646	$590,383	$360,798
Average net assets (000)	$732,873	$710,895	$593,393	$416,723	$352,124
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.00%	1.00%	1.00%	1.00%	1.12%
Expenses before waivers and/or expense reimbursement	1.12%	1.11%	1.16%	1.16%	1.17%
Net investment income (loss)	1.46%	1.28%	1.52%	1.58%	1.22%
Portfolio turnover rate(d)(e)	109%	85%	108%	128%	145%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class C Shares
	Year Ended September 30,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.81	$16.06	$15.71	$16.48	$16.02
Income (loss) from investment operations:
Net investment income (loss)	0.11	0.09	0.12	0.13	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.03)	2.77	0.64	0.04	1.16
Total from investment operations	(2.92)	2.86	0.76	0.17	1.24
Less Dividends and Distributions:
Dividends from net investment income	(0.16)	(0.07)	(0.13)	(0.14)	(0.09)
Distributions from net realized gains	(1.88)	(0.04)	(0.28)	(0.80)	(0.69)
Total dividends and distributions	(2.04)	(0.11)	(0.41)	(0.94)	(0.78)
Net asset value, end of year	$13.85	$18.81	$16.06	$15.71	$16.48
Total Return(b):	(17.58)%	17.82%	4.77%	1.62%	7.92%

Ratios/Supplemental Data:
Net assets, end of year (000)	$65,656	$93,656	$95,166	$108,958	$89,949
Average net assets (000)	$85,096	$96,972	$102,396	$92,047	$82,930
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.79%	1.78%	1.77%	1.73%	1.81%
Expenses before waivers and/or expense reimbursement	1.84%	1.82%	1.84%	1.84%	1.87%
Net investment income (loss)	0.65%	0.50%	0.75%	0.87%	0.52%
Portfolio turnover rate(d)(e)	109%	85%	108%	128%	145%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Balanced Fund    109

Financial Highlights (continued)

Class R Shares
	Year Ended September 30,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.70	$15.97	$15.64	$16.38	$15.94
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.14	0.16	0.17	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.02)	2.75	0.64	0.05	1.14
Total from investment operations	(2.86)	2.89	0.80	0.22	1.25
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.12)	(0.19)	(0.16)	(0.12)
Distributions from net realized gains	(1.88)	(0.04)	(0.28)	(0.80)	(0.69)
Total dividends and distributions	(2.09)	(0.16)	(0.47)	(0.96)	(0.81)
Net asset value, end of year	$13.75	$18.70	$15.97	$15.64	$16.38
Total Return(b):	(17.36)%	18.15%	5.16%	1.85%	8.07%

Ratios/Supplemental Data:
Net assets, end of year (000)	$209	$427	$1,135	$2,047	$2,226
Average net assets (000)	$402	$675	$1,439	$1,959	$1,837
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.47%	1.47%	1.47%	1.45%	1.63%
Expenses before waivers and/or expense reimbursement	3.39%	2.72%	2.61%	2.16%	2.88%
Net investment income (loss)	0.97%	0.80%	1.04%	1.14%	0.71%
Portfolio turnover rate(d)(e)	109%	85%	108%	128%	145%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Class Z Shares
	Year Ended September 30,

	2022	2021	2020	2019	2018

Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.85	$16.09	$15.73	$16.49	$16.04
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.27	0.27	0.29	0.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.05)	2.77	0.65	0.04	1.15
Total from investment operations	(2.77)	3.04	0.92	0.33	1.39
Less Dividends and Distributions:
Dividends from net investment income	(0.33)	(0.24)	(0.28)	(0.29)	(0.25)
Distributions from net realized gains	(1.88)	(0.04)	(0.28)	(0.80)	(0.69)
Total dividends and distributions	(2.21)	(0.28)	(0.56)	(1.09)	(0.94)
Net asset value, end of year	$13.87	$18.85	$16.09	$15.73	$16.49
Total Return(b):	(16.74)%	18.99%	5.90%	2.59%	8.91%

Ratios/Supplemental Data:
Net assets, end of year (000)	$113,095	$171,776	$147,635	$174,033	$183,204
Average net assets (000)	$146,908	$165,225	$156,846	$172,091	$156,026
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.78%	0.77%	0.78%	0.75%	0.82%
Expenses before waivers and/or expense reimbursement	0.83%	0.81%	0.85%	0.86%	0.88%
Net investment income (loss)	1.65%	1.50%	1.74%	1.86%	1.52%
Portfolio turnover rate(d)(e)	109%	85%	108%	128%	145%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Balanced Fund    111

Financial Highlights (continued)

Class R6 Shares
	Year Ended September 30,				November 28, 2017(a) through September 30,

	2022	2021	2020	2019	2018

Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$18.86	$16.10	$15.74	$16.50	$16.48
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.30	0.29	0.30	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.05)	2.76	0.65	0.05	0.73
Total from investment operations	(2.75)	3.06	0.94	0.35	0.96
Less Dividends and Distributions:
Dividends from net investment income	(0.35)	(0.26)	(0.30)	(0.31)	(0.25)
Distributions from net realized gains	(1.88)	(0.04)	(0.28)	(0.80)	(0.69)
Total dividends and distributions	(2.23)	(0.30)	(0.58)	(1.11)	(0.94)
Net asset value, end of period	$13.88	$18.86	$16.10	$15.74	$16.50
Total Return(c):	(16.66)%	19.12%	6.01%	2.69%	6.10%

Ratios/Supplemental Data:
Net assets, end of period (000)	$78,207	$85,533	$54,613	$34,369	$2,502
Average net assets (000)	$88,957	$71,970	$44,247	$16,501	$295
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.65%	0.65%	0.65%	0.65%	0.67	%(e)
Expenses before waivers and/or expense reimbursement	0.72%	0.72%	0.74%	0.83%	11.39	%(e)
Net investment income (loss)	1.82%	1.63%	1.88%	1.96%	1.73	%(e)
Portfolio turnover rate(f)(g)	109%	85%	108%	128%	145%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)	The Fund accounts for mortgage dollar roll transactions, when applicable, as purchases and sales which, as a result, can increase its portfolio turnover rate.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization

The Prudential Investment Portfolios, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Balanced Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to seek income and long-term growth of capital.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Balanced Fund    113

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Floating rate and other loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Floating rate and other loans valued using such vendor prices are generally classified as Level 2 in the fair value hierarchy. Floating rate and other loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of

PGIM Balanced Fund    115

Notes to Financial Statements (continued)

the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased and/or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund

PGIM Balanced Fund    117

Notes to Financial Statements (continued)

since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised. The Fund entered into options on swaps that are executed through a central clearing facility, such as a registered exchange. Such options pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the contract. The daily variation margin, rather than the contract market value, is recorded for financial statement purposes on the Statement of Assets and Liabilities.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation or depreciation on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. For OTC-traded, upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from

PGIM Balanced Fund    119

Notes to Financial Statements (continued)

counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Floating Rate and other Loans: The Fund invested in floating rate and other loans. Floating rate and other loans include loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the floating rate and other loans market. The Fund acquire interests in loans directly (by way of assignment from the selling institution) and/or indirectly (by way of the purchase of a participation interest from the selling institution). Under a floating rate and other loans assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and become a lender under the loan agreement with the relevant borrower in connection with that loan. Under a floating rate and other loans participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which they have purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Mortgage-Backed and Asset-Backed Securities: Mortgage-backed securities are pass-through securities, meaning that principal and interest payments made by the borrower on the underlying mortgages are passed through to the Fund. Asset-backed securities directly or indirectly represent a participation interest in, or are secured by and payable from, a stream of payments generated by particular assets such as motor vehicle or credit card receivables. Asset-backed securities may be classified as pass-through certificates or collateralized obligations, such as collateralized bond obligations, collateralized loan obligations and other similarly structured securities. The value of mortgage-backed and asset-backed securities varies with changes in interest rates and may be affected by changes in credit quality or value of the mortgage loans or other assets that support the securities.

Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (“IO”) and principal (“PO”) distributions on a pool of mortgage assets. Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

The RIC, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and

PGIM Balanced Fund    121

Notes to Financial Statements (continued)

early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

Short sales and OTC contracts, including forward foreign currency exchange contracts, swaps, forward rate agreements and written options involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities, if applicable. Such risks may be mitigated by engaging in master netting arrangements.

Rights: The Fund held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Fund until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Payment-In-Kind: The Fund invested in the open market or received pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

PGIM Balanced Fund    123

Notes to Financial Statements (continued)

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Quarterly
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its business unit PGIM Fixed Income, PGIM Limited, and PGIM Quantitative Solutions LLC (collectively the “subadviser”). The Manager pays for the services of subadviser.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended September 30, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

0.65% of average daily net assets up to and including $1 billion;	0.65%
0.60% on average daily net assets over $1 billion.

The Manager has contractually agreed, through January 31, 2024, to limit total annual operating expenses after fee waivers and/or expense reimbursements. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other expenses of the Fund such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations

A	1.00%

C	—

R	1.47

Z	—

PGIM Balanced Fund    125

Notes to Financial Statements (continued)

Class	Expense Limitations

R6	0.65%

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through January 31, 2024 to limit such fees on certain classes based on the average net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.30%	0.30%

C	1.00	1.00

R	0.75	0.50

Z	N/A	N/A

R6	N/A	N/A

For the year ended September 30, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$631,155	$10,755

C	—	10,865

PGIM Investments, PGIM, Inc., PGIM Limited, PIMS and PGIM Quantitative Solutions are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended September 30, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended September 30, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$1,073,222,199	$1,071,374,094

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended September 30, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)

$18,968,464	$ 60,684,662	$ 79,653,126	$ —	$ —	$ —	—	$ 4,638

PGIM Institutional Money Market Fund(1)(b)(wa)

623,509	47,833,122	44,718,163	433	(62)	3,738,839	3,741,457	10,554(2)

$19,591,973	$108,517,784	$124,371,289	$433	$(62)	$3,738,839		$15,192

(1)	The Fund did not have any capital gain distributions during the reporting period.

PGIM Balanced Fund    127

Notes to Financial Statements (continued)

(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended September 30, 2022, the tax character of dividends paid by the Fund were $62,308,953 of ordinary income and $66,644,332 of long-term capital gains. For the year ended September 30, 2021, the tax character of dividends paid by the Fund was $13,985,313 of ordinary income.

As of September 30, 2022, the accumulated undistributed earnings on a tax basis was $1,493,492 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of September 30, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$925,044,935	$99,173,148	$(128,042,169)	$(28,869,021)

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales, investments in passive foreign investment companies, mark-to-market of futures and forwards contracts and other cost basis differences between GAAP and tax accounting.

The Fund elected to treat certain post-October capital losses of approximately $12,019,000 as having been incurred in the following fiscal year (September 30, 2023).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended September 30, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $500,000 or more of Class A shares and sell those shares within 12 months of purchase are subject to a CDSC of 1% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 6,625,000,000 shares of capital stock at $0.001 par value per share, 923,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	125,000,000
B	3,000,000
C	25,000,000
R	125,000,000
Z	280,000,000
T	75,000,000
R6	290,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of September 30, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	38,011	0.1%
Z	1,620,706	19.9

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	3	46.6

PGIM Balanced Fund    129

Notes to Financial Statements (continued)

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended September 30, 2022:
Shares sold	5,408,918	$90,321,955
Shares issued in reinvestment of dividends and distributions	5,182,991	87,779,782
Shares purchased	(6,614,906)	(108,173,643)
Net increase (decrease) in shares outstanding before conversion	3,977,003	69,928,094
Shares issued upon conversion from other share class(es)	407,148	6,681,476
Shares purchased upon conversion into other share class(es)	(304,295)	(5,175,557)
Net increase (decrease) in shares outstanding	4,079,856	$71,434,013

Year ended September 30, 2021:
Shares sold	6,088,493	$110,133,845
Shares issued in reinvestment of dividends and distributions	523,371	9,454,768
Shares purchased	(5,077,130)	(91,165,259)
Net increase (decrease) in shares outstanding before conversion	1,534,734	28,423,354
Shares issued upon conversion from other share class(es)	774,002	13,991,014
Shares purchased upon conversion into other share class(es)	(236,738)	(4,317,465)
Net increase (decrease) in shares outstanding	2,071,998	$38,096,903

Class C
Year ended September 30, 2022:
Shares sold	648,125	$11,075,552
Shares issued in reinvestment of dividends and distributions	578,168	9,917,089
Shares purchased	(1,033,668)	(17,002,315)
Net increase (decrease) in shares outstanding before conversion	192,625	3,990,326
Shares purchased upon conversion into other share class(es)	(430,115)	(7,103,378)
Net increase (decrease) in shares outstanding	(237,490)	$(3,113,052)

Year ended September 30, 2021:
Shares sold	743,489	$13,466,305
Shares issued in reinvestment of dividends and distributions	31,524	568,304
Shares purchased	(875,340)	(15,746,238)
Net increase (decrease) in shares outstanding before conversion	(100,327)	(1,711,629)
Shares purchased upon conversion into other share class(es)	(845,137)	(15,345,831)
Net increase (decrease) in shares outstanding	(945,464)	$(17,057,460)

Share Class	Shares	Amount

Class R
Year ended September 30, 2022:
Shares sold	1,423	$24,791
Shares issued in reinvestment of dividends and distributions	2,811	47,861
Shares purchased	(11,849)	(178,008)
Net increase (decrease) in shares outstanding	(7,615)	$(105,356)

Year ended September 30, 2021:
Shares sold	2,687	$47,792
Shares issued in reinvestment of dividends and distributions	332	5,863
Shares purchased	(51,302)	(899,696)
Net increase (decrease) in shares outstanding	(48,283)	$(846,041)

Class Z
Year ended September 30, 2022:
Shares sold	1,250,576	$20,216,036
Shares issued in reinvestment of dividends and distributions	1,054,436	18,024,293
Shares purchased	(3,535,098)	(58,851,937)
Net increase (decrease) in shares outstanding before conversion	(1,230,086)	(20,611,608)
Shares issued upon conversion from other share class(es)	286,888	4,914,239
Shares purchased upon conversion into other share class(es)	(19,426)	(321,855)
Net increase (decrease) in shares outstanding	(962,624)	$(16,019,224)

Year ended September 30, 2021:
Shares sold	1,839,090	$33,574,560
Shares issued in reinvestment of dividends and distributions	131,797	2,399,431
Shares purchased	(2,278,993)	(41,245,523)
Net increase (decrease) in shares outstanding before conversion	(308,106)	(5,271,532)
Shares issued upon conversion from other share class(es)	268,124	4,898,876
Shares purchased upon conversion into other share class(es)	(21,823)	(413,066)
Net increase (decrease) in shares outstanding	(61,805)	$(785,722)

Class R6
Year ended September 30, 2022:
Shares sold	1,620,521	$27,168,490
Shares issued in reinvestment of dividends and distributions	621,165	10,587,957
Shares purchased	(1,202,626)	(19,673,464)
Net increase (decrease) in shares outstanding before conversion	1,039,060	18,082,983
Shares issued upon conversion from other share class(es)	60,461	1,014,196
Shares purchased upon conversion into other share class(es)	(608)	(9,121)
Net increase (decrease) in shares outstanding	1,098,913	$19,088,058

PGIM Balanced Fund    131

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended September 30, 2021:
Shares sold	1,784,253	$32,448,040
Shares issued in reinvestment of dividends and distributions	66,190	1,210,975
Shares purchased	(771,867)	(14,004,260)
Net increase (decrease) in shares outstanding before conversion	1,078,576	19,654,755
Shares issued upon conversion from other share class(es)	64,159	1,186,472
Net increase (decrease) in shares outstanding	1,142,735	$20,841,227

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$1,200,000,000	$1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended September 30, 2022. The average daily balance for the 1 day that the Fund had loans outstanding during the period was approximately $4,378,000, borrowed at a weighted average interest rate of 1.30%. The maximum loan outstanding amount during the period was $4,378,000. At September 30, 2022, the Fund did not have an outstanding loan amount.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Asset Allocation Risk: PGIM Quantitative Solutions may allocate assets to an asset class that underperforms other classes. For example, the Fund may be overweight in equities when the stock market is falling and the fixed income market is rising. Likewise, the Fund may be overweight in fixed income securities when fixed income markets are falling and the equity markets are rising. Allocations to underperforming or volatile asset classes or other changes in asset allocations could lead to increased volatility in the Fund’s portfolio.

Blend Style Risk: The Fund’s blend investment style may subject the Fund to risks of both value and growth investing. The portion of the Fund’s portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the Fund’s portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for long periods of time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds. Growth and value stocks have historically produced similar long-term results, though each category has periods when it outperforms the other.

Credit Risk: This is the risk that the issuer, the guarantor or the insurer of a fixed income security, or the counterparty to a contract, may be unable or unwilling to make timely principal and interest payments, or to otherwise honor its obligations. Additionally, fixed income securities could lose value due to a loss of confidence in the ability of the issuer, guarantor, insurer or counterparty to pay back debt. The lower the credit quality of a bond, the more sensitive it is to credit risk.

Debt Obligations Risk: Debt obligations are subject to credit risk, market risk and interest rate risk. The Fund’s holdings, share price, yield and total return may also fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same rate of interest and therefore would earn less income.

PGIM Balanced Fund    133

Notes to Financial Statements (continued)

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” or may create economic leverage for the Fund. and therefore may magnify or otherwise increase investment losses to the Fund. The Fund’s use of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to the Fund. The use of derivatives also exposes the Fund to operational issues, such as documentation and settlement issues, systems failures, inadequate control and human error.

Derivatives may also involve legal risks, such as insufficient documentation, the lack of capacity or authority of a counterparty to execute or settle a transaction, and the legality and enforceability of derivatives contracts. The U.S. Government and foreign governments have adopted (and may adopt further) regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements and risk exposure limitations. Regulation of derivatives may make derivatives more costly, limit their availability or utility to the Fund, or otherwise adversely affect their performance or disrupt markets.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S.

issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table in the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Interest Rate Risk: The value of your investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration debt securities. Similarly, a rise in interest rates may also have a greater negative impact on the value of equity securities whose issuers expect earnings further out in the future. For example, a fixed income security with a duration of three years is expected to decrease in value by approximately 3% if interest rates increase by 1%. This is referred to as “duration risk.” When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk.” The Fund may lose money if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which

PGIM Balanced Fund    135

Notes to Financial Statements (continued)

could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: Actively managed mutual funds are subject to management risk. The subadviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these techniques will produce the desired results. Additionally, the investments selected by the subadviser may underperform the markets in general, the Fund’s benchmark and other mutual funds with similar investment objectives.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Model Design Risk: The subadviser uses certain quantitative models to help guide its investment decisions. The design of the underlying models may be flawed or incomplete. The investment models the subadviser uses are based on historical and theoretical underpinnings that it believes are sound. There can be no guarantee, however, that these underpinnings will correlate with security price behavior in the manner assumed by the subadviser’s models. Additionally, the quantitative techniques that underlie the subadviser’s portfolio construction processes may fail to fully anticipate important risks.

Model Implementation Risk: While the subadviser strives to mitigate the likelihood of material implementation errors, it is impossible to completely eliminate the risk of error in the implementation of the computer models that guide the subadviser’s quantitative investment processes. Additionally, it may be difficult to implement model recommendations in volatile and rapidly changing market conditions.

Money Market Instruments Risk: The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of those instruments. If a significant amount of the Fund’s assets are invested in money market instruments, it will be more difficult for the Fund to achieve its investment objective.

Mortgage-Backed and Asset-Backed Securities Risk: Mortgage-backed and asset-backed securities tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed securities in lower-yielding investments.

Portfolio Turnover Risk: The length of time the Fund has held a particular security is not generally a consideration in investment decisions. Under certain market conditions, the Fund’s turnover rate may be higher than that of other mutual funds. Portfolio turnover generally involves some expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. These transactions may result in realization of taxable capital gains. The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s investment performance.

PGIM Balanced Fund    137

Notes to Financial Statements (continued)

Small Company Risk: Small company stocks present above-average risks in comparison to larger companies. Small companies usually offer a smaller range of products and services than larger companies. Smaller companies may also have limited financial resources and may lack management expertise. As a result, stocks issued by smaller companies may be comparatively less liquid and fluctuate in value more than the stocks of larger, more established companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

U.S. Government and Agency Securities Risk: U.S. Government and agency securities are subject to market risk, interest rate risk and credit risk. Not all U.S. Government securities are insured or guaranteed by the full faith and credit of the U.S. Government; some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Some agency securities carry no guarantee whatsoever and the risk of default associated with these securities would be borne by the Fund. The maximum potential liability of the issuers of some U.S. Government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. No assurance can be given that the U.S. government would provide financial support to any such issuers if it is not obligated to do so by law. It is possible that these issuers will not have the funds to meet their payment obligations in the future. In addition, the value of U.S. Government securities may be affected by changes in the credit rating of the U.S. Government.

10.	Recent Accounting Pronouncement and Regulatory Developments

In March 2020, the FASB issued Accounting Standard Update (“ASU”) No. 2020-04, which provides optional guidance for applying GAAP to contract modifications, hedging relationships and other transactions affected by the reference rate reform if certain criteria are met. ASU 2020-04 is elective and is effective on March 12, 2020 through December 31, 2022. Management does not expect ASU 2020-04 to have a material impact on the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Prudential Investment Portfolios, Inc. and Shareholders of PGIM Balanced Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Balanced Fund (one of the funds constituting The Prudential Investment Portfolios, Inc., referred to hereafter as the “Fund”) as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the three years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the three years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York
November 17, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

PGIM Balanced Fund    139

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2022, the Fund reports the maximum amount allowed per share, but not less than $1.07 for Class A, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2022, the Series reports in the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI), and 2) eligible for corporate dividends received deduction (“DRD”) and 3) interest-related dividends in accordance with Sections 871(k)(1) and 881(e)(1) of the Internal Revenue Code (“IR”):

Fund	QDI	DRD	IR

PGIM Balanced Fund	31.80%	20.59%	10.56%

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2022.

For more detailed information regarding your state and local taxes, you should contact your tax advisor or the state/local taxing authorities.

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Balanced Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97

Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Balanced Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

Visit our website at pgim.com/investments

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer ("PEO") (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Balanced Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary

Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since June 2020

Debra Rubano 1975 Assistant Secretary

Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).

Since December 2020

Kelly A. Coyne 1968 Assistant Secretary

Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.

Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer

Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).

Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer

Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.

Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Balanced Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Balanced Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreements with PGIM Quantitative Solutions LLC (“PGIM Quantitative Solutions”) as well as PGIM Limited (“PGIML”) and PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit (“PGIM Fixed Income”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM Quantitative Solutions, PGIML and PGIM Fixed Income. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from

1 PGIM Balanced Fund is a series of The Prudential Investment Portfolios, Inc.

PGIM Balanced Fund

Approval of Advisory Agreements (continued)

portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of PGIM Quantitative Solutions, PGIML and PGIM Fixed Income, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Quantitative Solutions, PGIML and PGIM Fixed Income. The Board noted that PGIM Quantitative Solutions, PGIML and PGIM Fixed Income are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Quantitative Solutions, PGIML and PGIM Fixed Income, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Quantitative Solutions, PGIML and PGIM Fixed Income, and also considered the qualifications, backgrounds and responsibilities of the PGIM Quantitative Solutions, PGIML and PGIM Fixed Income portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with

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information pertaining to PGIM Investments’, PGIM Quantitative Solutions’, PGIML’s and PGIM Fixed Income’s organizational structures, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Quantitative Solutions, PGIML and PGIM Fixed Income. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments, PGIM Quantitative Solutions, PGIML and PGIM Fixed Income.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by each of PGIM Quantitative Solutions, PGIML and PGIM Fixed Income, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Quantitative Solutions, PGIML and PGIM Fixed Income under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Balanced Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Quantitative Solutions, PGIML and PGIM Fixed Income

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Quantitative Solutions, PGIML PGIM Fixed Income and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Quantitative Solutions, PGIML and PGIM Fixed Income included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Quantitative Solutions, PGIML and PGIM Fixed Income were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	1st Quartile	1st Quartile
Actual Management Fees: 3rd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one- and ten-year periods and underperformed its benchmark index over the three- and five-year periods.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.00% for Class A shares, 0.65% for Class R6 shares, and 1.47% for Class R shares through January 31, 2023.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Balanced Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadvisers the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISERS	PGIM Quantitative Solutions LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

	PGIM Limited	Grand Buildings, 1-3 Strand Trafalgar Square London, WC2N 5HR United Kingdom

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Balanced Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM BALANCED FUND

SHARE CLASS	A	C	R	Z	R6

NASDAQ	PIBAX	PABCX	PALRX	PABFX	PIBQX

CUSIP	74437E883	74437E867	74437E636	74437E859	74437E461

MF185E

PGIM JENNISON GROWTH FUND

ANNUAL REPORT

SEPTEMBER 30, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison Growth Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth and corporate profits remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the US Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts by a significant margin. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Growth Fund

November 15, 2022

PGIM Jennison Growth Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/22
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-37.79	8.45	11.94	—

(without sales charges)	-34.17	9.68	12.57	—

Class C

(with sales charges)	-35.15	8.94	11.81	—

(without sales charges)	-34.61	8.94	11.81	—

Class R

(without sales charges)	-34.30	9.44	12.34	—

Class Z

(without sales charges)	-33.95	10.02	12.92	—

Class R2

(without sales charges)	-34.23	N/A	N/A	8.25 (11/28/2017)

Class R4

(without sales charges)	-34.07	N/A	N/A	8.53 (11/28/2017)

Class R6

(without sales charges)	-33.88	10.15	N/A	10.34 (09/27/2017)

Russell 1000® Growth Index

	-22.59	12.17	13.70	—

S&P 500 Index

	-15.46	9.24	11.70	—

Average Annual Total Returns as of 9/30/22 Since Inception (%)
	Class R2, Class R4 (11/28/2017)	Class R6 (09/27/2017)

Russell 1000® Growth Index	11.04	12.17

S&P 500 Index	8.37	9.24

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 1000 Growth Index and the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2012) and the account values at the end of the current fiscal year (September 30, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Growth Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None	None	None

Annual distribution or distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	0.25%	None	None

Shareholder service fees	None	None	None	None	0.10%*	0.10%*	None

*Shareholder service fee reflects maximum allowable fees under a shareholder services plan.

Benchmark Definitions

Russell 1000 Growth Index—The Russell 1000 Growth Index is an unmanaged index which contains those securities in the Russell 1000 Index with an above-average growth orientation. Companies in this Index tend to exhibit higher price-to-book ratios and price-to-earnings ratios, lower dividend yields, and higher forecasted growth rates.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2022 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 9/30/22

Ten Largest Holdings	Line of Business	% of Net Assets

Tesla, Inc.	Automobiles	8.7%

Apple, Inc.	Technology Hardware, Storage & Peripherals	7.1%

Amazon.com, Inc.	Internet & Direct Marketing Retail	6.5%

Microsoft Corp.	Software	5.7%

Eli Lilly & Co.	Pharmaceuticals	3.5%

Visa, Inc. (Class A Stock)	IT Services	3.2%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	2.9%

Alphabet, Inc. (Class C Stock)	Interactive Media & Services	2.8%

Mastercard, Inc. (Class A Stock)	IT Services	2.6%

NVIDIA Corp.	Semiconductors & Semiconductor Equipment	2.6%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Growth Fund	7

Strategy and Performance Overview*

(unaudited)

How did the Fund perform?

The PGIM Jennison Growth Fund’s Class Z shares returned –33.95% in the 12-month reporting period that ended September 30, 2022, underperforming the –22.59% return of the Russell 1000® Growth Index (the Index).

What were the market conditions?

•

During the reporting period, the investment backdrop changed from one of stimulus and spending to one of inflation and tightening financial conditions, with the need to control inflation moving aggressively to the fore.

•

US equity markets closed out 2021 at all-time highs. However, rapidly rising inflation spurred the Federal Reserve (the Fed) to pivot to a tightening stance late in the year, leading to a spike in Treasury yields and a general repricing of risk.

•

The investment environment at the start of 2022 was clouded by continued uncertainties related to the COVID-19 pandemic, inflation, and the prospect of slowing growth on the back of the Fed’s plans for policy tightening. The brutal military conflict in Ukraine added a dangerous new dimension of uncertainty in late February. Commodity prices rose sharply, led by crude oil, as the sanctions imposed on Russia by the US and European Union made it difficult for the world’s largest oil exporter to complete transactions.

•

As the year progressed, stock prices continued to suffer from the impacts of the war in Ukraine, unexpectedly high inflation, aggressive monetary tightening, and declining growth prospects around the globe. A brief summer rebound in equity markets gave way to fresh lows by the end of September. The S&P 500 ® Index and the Russell 1000® Growth Index posted three consecutive quarters of negative returns, something not seen since the depths of the global financial crisis in 2009.

•

US interest rates continued their move higher, following the third successive increase in the federal funds rate of 75 basis points in mid-September 2022, with the Fed clearly messaging that more tightening should be expected into next year. (One basis point equals 0.01%.) The 10-year US Treasury yield closed the third quarter at 3.83%, which—combined with declining growth outlooks across the globe—powered a further increase in the value of the US dollar against other major currencies.

•

Within the Index, all sectors declined over the period, except for energy and utilities. Communications services, information technology, and consumer discretionary sectors suffered the biggest losses.

What worked?

•	Shares in electric vehicle maker Tesla Inc. produced solid performance during the period. Jennison continues to expect the company to deliver above-consensus earnings over the next several years.

•

In healthcare, positions in pharmaceutical company Eli Lilly and Company, healthcare plan provider UnitedHealth Group Inc., and medical diagnostics and research equipment maker Danaher Corp. added value, benefiting in part from the relative defensiveness of

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the healthcare sector. In the case of Eli Lilly, the successful launch of a diabetes drug that also demonstrated a high degree of efficacy in the treatment of obesity in clinical trials led to higher growth expectations and pushed the stock to all-time highs.

What didn’t work?

•

The Fund’s underperformance relative to the Index during the period reflected the repricing of risk mentioned above, as well as a small number of fundamental disappointments. Holdings in information technology and internet media were the largest detractors. Specifically, commerce software platform Shopify Inc., streaming entertainment service Netflix Inc., and online visual communication company Snap Inc. released disappointing results, with elevated uncertainty regarding their growth outlooks. Jennison sold the Fund’s positions in Shopify and Snap during the period.

•

The Fund’s relative performance was also hindered by underweight exposure to Index heavyweights Apple Inc. and Microsoft Corp., as both stocks outperformed in the period. While these stocks were among the Fund’s 10 largest holdings, Jennison’s diversified approach to gaining exposure to growth opportunities led to a smaller weight than the Index in both positions.

•

Jennison made adjustments to the Fund during the period in response to elevated market risk and lower-growth expectations. Specific changes included reduced positions in companies that benefited disproportionately from the pandemic, as well as social media and select consumer names, and added exposure to more economically defensive positions in sectors like healthcare. That said, secular growth remains the driving force behind the Fund’s holdings.

Current outlook

•

Monetary tightening, the ongoing war in Ukraine, persistently high inflation, and periodic lockdowns in China continue to contribute to elevated risk aversion, equity volatility, and concerns about global growth.

•

With interest rates moving higher to combat inflationary pressures, the pace of US growth is moderating, with a more pronounced slowdown expected in 2023. Tightening into a slowdown complicates the Fed’s attempt to orchestrate a soft landing.

•

The significant appreciation of the US dollar vis-à-vis other major currencies this year is likely to have a dampening effect on growth rates reported by large multinationals in US dollar terms for the second half of 2022.

•	Jennison expects US profit growth to continue to slow over the next year, following last year’s rebound from the worst effects of the pandemic.

•

The Fund’s holdings have, in our view, competitive advantages likely to generate durable growth over Jennison’s investment time horizon. While not immune to the factors creating greater uncertainty, Jennison believes their absolute and relative rates of profit growth should prove resilient in the current environment.

PGIM Jennison Growth Fund	9

Strategy and Performance Overview* (continued)

•	The business environment will likely remain fluid, and Jennison will continue to reassess its assumptions and make adjustments to the Fund’s exposures as needed, based on fundamental analysis.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

PGIM Jennison Growth Fund	11

Fees and Expenses (continued)

provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Growth Fund		Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 729.40	1.01%	$4.38

	Hypothetical	$1,000.00	$1,020.00	1.01%	$5.11

Class C	Actual	$1,000.00	$ 726.90	1.69%	$7.32

	Hypothetical	$1,000.00	$1,016.60	1.69%	$8.54

Class R	Actual	$1,000.00	$ 728.80	1.20%	$5.20

	Hypothetical	$1,000.00	$1,019.05	1.20%	$6.07

Class Z	Actual	$1,000.00	$ 730.60	0.69%	$2.99

	Hypothetical	$1,000.00	$1,021.61	0.69%	$3.50

Class R2	Actual	$1,000.00	$ 729.00	1.10%	$4.77

	Hypothetical	$1,000.00	$1,019.55	1.10%	$5.57

Class R4	Actual	$1,000.00	$ 729.80	0.89%	$3.86

	Hypothetical	$1,000.00	$1,020.61	0.89%	$4.51

Class R6	Actual	$1,000.00	$ 731.00	0.58%	$2.52

	Hypothetical	$1,000.00	$1,022.16	0.58%	$2.94

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2022, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

12	Visit our website at pgim.com/investments

Schedule of Investments

as of September 30, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 99.8%

COMMON STOCKS 99.3%

Aerospace & Defense 0.7%

Northrop Grumman Corp.	71,101	$33,440,222

Automobiles 8.7%

Tesla, Inc.*	1,662,368	440,943,112

Biotechnology 1.5%

Vertex Pharmaceuticals, Inc.*	261,078	75,592,524

Capital Markets 3.3%

Goldman Sachs Group, Inc. (The)	219,862	64,430,559
KKR & Co., Inc.(a)	1,026,364	44,133,652
S&P Global, Inc.	202,361	61,790,931

		170,355,142

Energy Equipment & Services 1.4%

Schlumberger NV	2,034,404	73,035,104

Entertainment 1.1%

Netflix, Inc.*	130,135	30,638,985
ROBLOX Corp. (Class A Stock)*(a)	688,335	24,669,926

		55,308,911

Equity Real Estate Investment Trusts (REITs) 1.4%

American Tower Corp.	338,274	72,627,428

Food & Staples Retailing 2.4%

Costco Wholesale Corp.	258,777	122,212,614

Health Care Equipment & Supplies 2.1%

Abbott Laboratories	503,538	48,722,337
Dexcom, Inc.*	390,698	31,466,817
Intuitive Surgical, Inc.*	154,195	28,902,311

		109,091,465

Health Care Providers & Services 2.6%

UnitedHealth Group, Inc.	258,479	130,542,234

Hotels, Restaurants & Leisure 4.1%

Airbnb, Inc. (Class A Stock)*	553,375	58,126,510

See Notes to Financial Statements.

PGIM Jennison Growth Fund	13

Schedule of Investments (continued)

as of September 30, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)

Chipotle Mexican Grill, Inc.*(a)	41,293	$62,053,469
Marriott International, Inc. (Class A Stock)	444,832	62,338,756
McDonald’s Corp.	107,203	24,736,020

		207,254,755

Interactive Media & Services 7.2%

Alphabet, Inc. (Class A Stock)*	1,560,341	149,246,617
Alphabet, Inc. (Class C Stock)*	1,502,835	144,497,585
Meta Platforms, Inc. (Class A Stock)*	338,463	45,922,660
ZoomInfo Technologies, Inc.*(a)	696,971	29,035,812

		368,702,674

Internet & Direct Marketing Retail 7.9%

Amazon.com, Inc.*	2,918,171	329,753,323
MercadoLibre, Inc. (Brazil)*	88,174	72,988,674

		402,741,997

IT Services 8.5%

Adyen NV (Netherlands), 144A*	58,446	72,891,636
Mastercard, Inc. (Class A Stock)	466,815	132,734,177
Snowflake, Inc. (Class A Stock)*	386,570	65,701,437
Visa, Inc. (Class A Stock)(a)	917,381	162,972,735

		434,299,985

Life Sciences Tools & Services 2.0%

Danaher Corp.	401,177	103,620,007

Media 1.1%

Trade Desk, Inc. (The) (Class A Stock)*(a)	939,162	56,114,930

Multiline Retail 0.5%

Target Corp.(a)	180,367	26,764,659

Personal Products 1.9%

Estee Lauder Cos., Inc. (The) (Class A Stock)	444,036	95,867,372

Pharmaceuticals 4.8%

Eli Lilly & Co.	550,285	177,934,655
Novo Nordisk A/S (Denmark), ADR	663,432	66,097,730

		244,032,385

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

Road & Rail 1.7%

Uber Technologies, Inc.*	3,312,328	$87,776,692

Semiconductors & Semiconductor Equipment 5.3%

ASML Holding NV (Netherlands)	115,881	48,131,173
Broadcom, Inc.	202,045	89,710,001
NVIDIA Corp.	1,083,641	131,543,181

		269,384,355

Software 12.9%

Adobe, Inc.*	238,954	65,760,141
Atlassian Corp. PLC (Class A Stock)*	346,722	73,016,186
Crowdstrike Holdings, Inc. (Class A Stock)*	517,959	85,364,823
HubSpot, Inc.*	57,057	15,412,237
Microsoft Corp.	1,247,812	290,615,415
Salesforce, Inc.*	901,552	129,679,239

		659,848,041

Specialty Retail 4.0%

Home Depot, Inc. (The)	294,564	81,281,990
O’Reilly Automotive, Inc.*	76,569	53,854,806
TJX Cos., Inc. (The)	1,123,114	69,767,842

		204,904,638

Technology Hardware, Storage & Peripherals 7.1%

Apple, Inc.	2,634,953	364,150,505

Textiles, Apparel & Luxury Goods 4.6%

Lululemon Athletica, Inc.*	244,344	68,308,809
LVMH Moet Hennessy Louis Vuitton SE (France)	211,777	124,858,381
NIKE, Inc. (Class B Stock)	487,177	40,494,152

		233,661,342

Wireless Telecommunication Services 0.5%

T-Mobile US, Inc.*	168,561	22,615,829

TOTAL COMMON STOCKS (cost $2,928,833,382)		5,064,888,922

See Notes to Financial Statements.

PGIM Jennison Growth Fund	15

Schedule of Investments (continued)

as of September 30, 2022

Description	Shares	Value

PREFERRED STOCK 0.5%

Automobiles
Dr. Ing. h.c. F. Porsche AG (Germany) (PRFC)* (cost $24,541,437)	304,584	$24,626,873

TOTAL LONG-TERM INVESTMENTS (cost $2,953,374,819)		5,089,515,795

SHORT-TERM INVESTMENTS 4.5%

AFFILIATED MUTUAL FUND 4.1%
PGIM Institutional Money Market Fund (cost $211,578,163; includes $210,352,071 of cash collateral for securities on loan)(b)(wa)	211,848,261	211,699,967

UNAFFILIATED FUND 0.4%
Dreyfus Government Cash Management (Institutional Shares) (cost $18,076,509)	18,076,509	18,076,509

TOTAL SHORT-TERM INVESTMENTS (cost $229,654,672)		229,776,476

TOTAL INVESTMENTS 104.3% (cost $3,183,029,491)		5,319,292,271
Liabilities in excess of other assets (4.3)%		(221,160,151)

NET ASSETS 100.0%		$5,098,132,120

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

PRFC—Preference Shares

REITs—Real Estate Investment Trust

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $204,525,486; cash collateral of $210,352,071 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the Fund may reflect a collateral value that is less than the market value of the loaned securities and such shortfall is remedied the following business day.

(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

See Notes to Financial Statements.

16

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$33,440,222	$—	$—
Automobiles	440,943,112	—	—
Biotechnology	75,592,524	—	—
Capital Markets	170,355,142	—	—
Energy Equipment & Services	73,035,104	—	—
Entertainment	55,308,911	—	—
Equity Real Estate Investment Trusts (REITs)	72,627,428	—	—
Food & Staples Retailing	122,212,614	—	—
Health Care Equipment & Supplies	109,091,465	—	—
Health Care Providers & Services	130,542,234	—	—
Hotels, Restaurants & Leisure	207,254,755	—	—
Interactive Media & Services	368,702,674	—	—
Internet & Direct Marketing Retail	402,741,997	—	—
IT Services	361,408,349	72,891,636	—
Life Sciences Tools & Services	103,620,007	—	—
Media	56,114,930	—	—
Multiline Retail	26,764,659	—	—
Personal Products	95,867,372	—	—
Pharmaceuticals	244,032,385	—	—
Road & Rail	87,776,692	—	—
Semiconductors & Semiconductor Equipment	269,384,355	—	—
Software	659,848,041	—	—
Specialty Retail	204,904,638	—	—
Technology Hardware, Storage & Peripherals	364,150,505	—	—
Textiles, Apparel & Luxury Goods	108,802,961	124,858,381	—
Wireless Telecommunication Services	22,615,829	—	—
Preferred Stock
Automobiles	—	24,626,873	—

See Notes to Financial Statements.

PGIM Jennison Growth Fund	17

Schedule of Investments (continued)

as of September 30, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Short-Term Investments
Affiliated Mutual Fund	$211,699,967	$—	$—
Unaffiliated Fund	18,076,509	—	—

Total	$5,096,915,381	$222,376,890	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2022 were as follows:

Software	12.9%
Automobiles	9.2
IT Services	8.5
Internet & Direct Marketing Retail	7.9
Interactive Media & Services	7.2
Technology Hardware, Storage & Peripherals	7.1
Semiconductors & Semiconductor Equipment	5.3
Pharmaceuticals	4.8
Textiles, Apparel & Luxury Goods	4.6
Affiliated Mutual Fund (4.1% represents investments purchased with collateral from securities on loan)	4.1
Hotels, Restaurants & Leisure	4.1
Specialty Retail	4.0
Capital Markets	3.3
Health Care Providers & Services	2.6
Food & Staples Retailing	2.4
Health Care Equipment & Supplies	2.1

Life Sciences Tools & Services	2.0%
Personal Products	1.9
Road & Rail	1.7
Biotechnology	1.5
Energy Equipment & Services	1.4
Equity Real Estate Investment Trusts (REITs)	1.4
Media	1.1
Entertainment	1.1
Aerospace & Defense	0.7
Multiline Retail	0.5
Wireless Telecommunication Services	0.5
Unaffiliated Fund	0.4

104.3
Liabilities in excess of other assets	(4.3)

100.0%

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

See Notes to Financial Statements.

18

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount

Securities on Loan	$204,525,486	$(204,525,486)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Jennison Growth Fund	19

Statement of Assets and Liabilities

as of September 30, 2022

Assets
Investments at value, including securities on loan of $204,525,486:
Unaffiliated investments (cost $2,971,451,328)	$5,107,592,304
Affiliated investments (cost $211,578,163)	211,699,967
Receivable for investments sold	60,657,690
Receivable for Fund shares sold	4,492,701
Tax reclaim receivable	778,839
Dividends receivable	662,633
Prepaid expenses	42,906

Total Assets	5,385,927,040

Liabilities
Payable to broker for collateral for securities on loan	210,352,071
Payable for investments purchased	63,668,989
Payable for Fund shares purchased	8,395,702
Management fee payable	2,593,484
Accrued expenses and other liabilities	2,061,915
Distribution fee payable	528,118
Affiliated transfer agent fee payable	194,641

Total Liabilities	287,794,920

Net Assets	$5,098,132,120

Net assets were comprised of:
Common stock, at par	$128,164
Paid-in capital in excess of par	2,902,781,919
Total distributable earnings (loss)	2,195,222,037

Net assets, September 30, 2022	$5,098,132,120

See Notes to Financial Statements.

20

Class A
Net asset value and redemption price per share, ($1,277,204,842 ÷ 34,182,694 shares of common stock issued and outstanding)	$37.36
Maximum sales charge (5.50% of offering price)	2.17

Maximum offering price to public	$39.53

Class C
Net asset value, offering price and redemption price per share, ($96,604,222 ÷ 3,738,408 shares of common stock issued and outstanding)	$25.84

Class R
Net asset value, offering price and redemption price per share, ($214,699,211 ÷ 7,044,370 shares of common stock issued and outstanding)	$30.48

Class Z
Net asset value, offering price and redemption price per share, ($2,511,301,669 ÷ 59,623,380 shares of common stock issued and outstanding)	$42.12

Class R2
Net asset value, offering price and redemption price per share, ($4,515,919 ÷ 109,707 shares of common stock issued and outstanding)	$41.16

Class R4
Net asset value, offering price and redemption price per share, ($16,676,217 ÷ 399,103 shares of common stock issued and outstanding)	$41.78

Class R6
Net asset value, offering price and redemption price per share, ($977,130,040 ÷ 23,066,118 shares of common stock issued and outstanding)	$42.36

See Notes to Financial Statements.

PGIM Jennison Growth Fund	21

Statement of Operations

Year Ended September 30, 2022

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $733,478 foreign withholding tax)	$32,517,031
Income from securities lending, net (including affiliated income of $297,843)	301,858
Affiliated dividend income	13,818

Total income	32,832,707

Expenses
Management fee	39,907,008
Distribution fee(a)	8,821,149
Shareholder servicing fees (including affiliated expense of $2,867)(a)	28,696
Transfer agent’s fees and expenses (including affiliated expense of $1,587,233)(a)	6,829,739
Custodian and accounting fees	391,754
Shareholders’ reports	234,493
Registration fees(a)	126,955
Directors’ fees	97,610
Legal fees and expenses	56,761
Audit fee	24,000
Miscellaneous	133,672

Total expenses	56,651,837
Less: Fee waiver and/or expense reimbursement(a)	(12,190)
Distribution fee waiver(a)	(712,817)

Net expenses	55,926,830

Net investment income (loss)	(23,094,123)

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $233,494)	194,008,071
Foreign currency transactions	(37,750)

193,970,321

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $(116,826))	(2,949,199,096)
Foreign currencies	(167,830)

(2,949,366,926)

Net gain (loss) on investment and foreign currency transactions	(2,755,396,605)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(2,778,490,728)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R2	Class R4	Class R6
Distribution fee	5,260,837	1,407,353	2,138,450	—	14,509	—	—
Shareholder servicing fees	—	—	—	—	5,804	22,892	—
Transfer agent’s fees and expenses	1,945,742	126,998	384,276	4,313,414	9,596	40,780	8,933
Registration fees	33,045	16,092	9,772	38,814	6,672	5,423	17,137
Fee waiver and/or expense reimbursement	—	—	—	—	(6,109)	(6,081)	—
Distribution fee waiver	—	—	(712,817)	—	—	—	—

See Notes to Financial Statements.

22

Statements of Changes in Net Assets

	Year Ended September 30,

	2022	2021

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(23,094,123)	$(37,424,526)
Net realized gain (loss) on investment and foreign currency transactions	193,970,321	1,104,043,246
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(2,949,366,926)	642,486,142

Net increase (decrease) in net assets resulting from operations	(2,778,490,728)	1,709,104,862

Dividends and Distributions
Distributions from distributable earnings
Class A	(280,939,495)	(167,457,498)
Class C	(31,630,818)	(19,618,123)
Class R	(53,351,055)	(31,849,117)
Class Z	(550,612,131)	(352,350,203)
Class R2	(811,837)	(396,339)
Class R4	(3,344,480)	(595,126)
Class R6	(145,532,237)	(54,706,225)

	(1,066,222,053)	(626,972,631)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	1,433,891,050	1,723,838,987
Net asset value of shares issued in reinvestment of dividends and distributions	981,630,936	582,993,386
Cost of shares purchased	(1,936,395,564)	(1,978,280,134)

Net increase (decrease) in net assets from Fund share transactions	479,126,422	328,552,239

Total increase (decrease)	(3,365,586,359)	1,410,684,470

Net Assets:

Beginning of year	8,463,718,479	7,053,034,009

End of year	$5,098,132,120	$8,463,718,479

See Notes to Financial Statements.

PGIM Jennison Growth Fund	23

Financial Highlights

Class A Shares
	Year Ended September 30,

	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$64.97	$57.22	$39.94	$42.79	$35.78
Income (loss) from investment operations:
Net investment income (loss)	(0.27)	(0.40)	(0.21)	(0.09)	(0.10)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(18.61)	13.46	20.86	(0.71)	9.23
Total from investment operations	(18.88)	13.06	20.65	(0.80)	9.13
Less Dividends and Distributions:
Distributions from net realized gains	(8.73)	(5.31)	(3.37)	(2.05)	(2.12)
Net asset value, end of year	$37.36	$64.97	$57.22	$39.94	$42.79
Total Return(b):	(34.17)%	24.17%	55.32%	(1.25)%	26.60%

Ratios/Supplemental Data:
Net assets, end of year (000)	$1,277,205	$2,112,035	$1,816,527	$1,266,661	$1,349,940
Average net assets (000)	$1,753,612	$2,031,924	$1,454,874	$1,257,759	$1,258,241
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.99%	0.97%	1.00%	1.03%	1.02%
Expenses before waivers and/or expense reimbursement	0.99%	0.97%	1.00%	1.03%	1.02%
Net investment income (loss)	(0.53)%	(0.65)%	(0.46)%	(0.24)%	(0.26)%
Portfolio turnover rate(d)	35%	46%	49%	43%	40%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Class C Shares
	Year Ended September 30,

	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$47.75	$43.62	$31.38	$34.34	$29.29
Income (loss) from investment operations:
Net investment income (loss)	(0.43)	(0.61)	(0.39)	(0.27)	(0.30)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(12.75)	10.05	16.00	(0.64)	7.47
Total from investment operations	(13.18)	9.44	15.61	(0.91)	7.17
Less Dividends and Distributions:
Distributions from net realized gains	(8.73)	(5.31)	(3.37)	(2.05)	(2.12)
Net asset value, end of year	$25.84	$47.75	$43.62	$31.38	$34.34
Total Return(b):	(34.61)%	23.33%	54.27%	(1.92)%	25.76%

Ratios/Supplemental Data:
Net assets, end of year (000)	$96,604	$175,778	$165,724	$119,260	$175,142
Average net assets (000)	$140,735	$175,013	$135,568	$145,286	$148,000
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.68%	1.66%	1.68%	1.70%	1.69%
Expenses before waivers and/or expense reimbursement	1.68%	1.66%	1.68%	1.70%	1.69%
Net investment income (loss)	(1.22)%	(1.33)%	(1.13)%	(0.89)%	(0.94)%
Portfolio turnover rate(d)	35%	46%	49%	43%	40%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Growth Fund	25

Financial Highlights (continued)

Class R Shares

	Year Ended September 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$54.62	$48.99	$34.71	$37.57	$31.72
Income (loss) from investment operations:
Net investment income (loss)	(0.31)	(0.46)	(0.25)	(0.15)	(0.16)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(15.10)	11.40	17.90	(0.66)	8.13
Total from investment operations	(15.41)	10.94	17.65	(0.81)	7.97
Less Dividends and Distributions:
Distributions from net realized gains	(8.73)	(5.31)	(3.37)	(2.05)	(2.12)
Net asset value, end of year	$30.48	$54.62	$48.99	$34.71	$37.57
Total Return(b):	(34.30)%	23.88%	54.99%	(1.46)%	26.34%

Ratios/Supplemental Data:
Net assets, end of year (000)	$214,699	$340,339	$300,323	$266,084	$332,402
Average net assets (000)	$285,127	$334,043	$278,701	$282,917	$334,713
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.21%	1.21%	1.21%	1.23%	1.23%
Expenses before waivers and/or expense reimbursement	1.46%	1.46%	1.46%	1.48%	1.48%
Net investment income (loss)	(0.75)%	(0.88)%	(0.66)%	(0.43)%	(0.47)%
Portfolio turnover rate(d)	35%	46%	49%	43%	40%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Class Z Shares
	Year Ended September 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$71.99	$62.71	$43.34	$46.12	$38.30
Income (loss) from investment operations:
Net investment income (loss)	(0.13)	(0.25)	(0.07)	0.04	0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(21.01)	14.84	22.81	(0.75)	9.92
Total from investment operations	(21.14)	14.59	22.74	(0.71)	9.94
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(0.02)	-
Distributions from net realized gains	(8.73)	(5.31)	(3.37)	(2.05)	(2.12)
Total dividends and distributions	(8.73)	(5.31)	(3.37)	(2.07)	(2.12)
Net asset value, end of year	$42.12	$71.99	$62.71	$43.34	$46.12
Total Return(b):	(33.95)%	24.51%	55.83%	(0.95)%	26.99%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,511,302	$4,578,256	$4,149,643	$3,028,962	$3,533,891
Average net assets (000)	$3,714,344	$4,536,203	$3,436,278	$3,237,702	$3,107,412
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.69%	0.69%	0.69%	0.71%	0.71%
Expenses before waivers and/or expense reimbursement	0.69%	0.69%	0.69%	0.71%	0.71%
Net investment income (loss)	(0.23)%	(0.36)%	(0.15)%	0.09%	0.04%
Portfolio turnover rate(d)	35%	46%	49%	43%	40%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Growth Fund	27

Financial Highlights (continued)

Class R2 Shares
	Year Ended September 30,				November 28, 2017(a) through September 30, 2018
	2022	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$70.81	$61.99	$43.05	$45.99	$41.24
Income (loss) from investment operations:
Net investment income (loss)	(0.35)	(0.52)	(0.27)	(0.14)	(0.32)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(20.57)	14.65	22.58	(0.75)	7.19
Total from investment operations	(20.92)	14.13	22.31	(0.89)	6.87
Less Dividends and Distributions:
Distributions from net realized gains	(8.73)	(5.31)	(3.37)	(2.05)	(2.12)
Net asset value, end of period	$41.16	$70.81	$61.99	$43.05	$45.99
Total Return(c):	(34.23)%	24.00%	55.19%	(1.37)%	17.60%

Ratios/Supplemental Data:
Net assets, end of period (000)	$4,516	$6,175	$4,534	$3,084	$7,815
Average net assets (000)	$5,804	$5,521	$3,663	$5,033	$1,011
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	1.10%	1.10%	1.10%	1.10%	1.10%(e)
Expenses before waivers and/or expense reimbursement	1.21%	1.24%	1.45%	1.41%	3.11%(e)
Net investment income (loss)	(0.63)%	(0.78)%	(0.56)%	(0.33)%	(0.86)%(e)
Portfolio turnover rate(f)	35%	46%	49%	43%	40%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

28

Class R4 Shares
	Year Ended September 30,				November 28, 2017(a) through September 30, 2018
	2022	2021	2020	2019
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$71.59	$62.48	$43.26	$46.08	$41.24
Income (loss) from investment operations:
Net investment income (loss)	(0.22)	(0.37)	(0.15)	(0.03)	(0.22)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(20.86)	14.79	22.74	(0.74)	7.18
Total from investment operations	(21.08)	14.42	22.59	(0.77)	6.96
Less Dividends and Distributions:
Distributions from net realized gains	(8.73)	(5.31)	(3.37)	(2.05)	(2.12)
Net asset value, end of period	$41.78	$71.59	$62.48	$43.26	$46.08
Total Return(c):	(34.07)%	24.30%	55.59%	(1.09)%	17.83%

Ratios/Supplemental Data:
Net assets, end of period (000)	$16,676	$27,267	$6,840	$3,969	$372
Average net assets (000)	$22,892	$11,773	$4,883	$4,125	$38
Ratios to average net assets(d):
Expenses after waivers and/or expense reimbursement	0.85%	0.85%	0.85%	0.85%	0.85%(e)
Expenses before waivers and/or expense reimbursement	0.88%	0.85%	1.12%	1.22%	57.88%(e)
Net investment income (loss)	(0.39)%	(0.52)%	(0.31)%	(0.06)%	(0.62)%(e)
Portfolio turnover rate(f)	35%	46%	49%	43%	40%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Growth Fund	29

Financial Highlights (continued)

Class R6 Shares
		Year Ended September 30,
	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$72.29	$62.87	$43.41	$46.19	$38.30
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.18)	(0.02)	0.08	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(21.14)	14.91	22.85	(0.75)	9.93
Total from investment operations	(21.20)	14.73	22.83	(0.67)	10.01
Less Dividends and Distributions:
Dividends from net investment income	-	-	-	(0.06)	-
Distributions from net realized gains	(8.73)	(5.31)	(3.37)	(2.05)	(2.12)
Total dividends and distributions	(8.73)	(5.31)	(3.37)	(2.11)	(2.12)
Net asset value, end of year	$42.36	$72.29	$62.87	$43.41	$46.19
Total Return(b):	(33.88)%	24.64%	55.98%	(0.83)%	27.18%

Ratios/Supplemental Data:
Net assets, end of year (000)	$977,130	$1,223,868	$609,443	$349,897	$91,625
Average net assets (000)	$1,183,306	$951,504	$427,945	$205,755	$50,011
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.58%	0.57%	0.58%	0.59%	0.60%
Expenses before waivers and/or expense reimbursement	0.58%	0.57%	0.58%	0.59%	0.62%
Net investment income (loss)	(0.10)%	(0.26)%	(0.04)%	0.19%	0.18%
Portfolio turnover rate(d)	35%	46%	49%	43%	40%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

30

Notes to Financial Statements

1.     Organization

The Prudential Investment Portfolios, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Jennison Growth Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to achieve long-term growth of capital.

2.     Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

PGIM Jennison Growth Fund	31

Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

32

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the

PGIM Jennison Growth Fund	33

Notes to Financial Statements (continued)

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively REITs): The Fund invested in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

34

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency
Net Investment Income	Annually
Short-Term Capital Gains	Annually
Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PGIM Jennison Growth Fund	35

Notes to Financial Statements (continued)

3.     Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “Subadviser”). The Manager pays for the services of Jennison.

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended September 30, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements
0.60% of average daily net assets up to and including $300 million;	0.56%
0.575% on next $2.7 billion of average daily net assets
0.55% on the average daily net asset over $3 billion

The Manager has contractually agreed, through January 31, 2024, to limit certain operating expenses and/or to limit total annual operating expenses after fee waivers and/or expense reimbursements. The contractual waiver and expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations
A	—%
C	—
R	—
Z	—

36

Class	Expense Limitations
R2	1.10	*%
R4	0.85	*
R6	0.60

*Expense limitation applicable only to blue sky fees, shareholder service fee, and transfer agency expenses (including sub-transfer agency and networking fees).

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C, Class R and Class R2 shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through January 31, 2024 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund has adopted a Shareholder Services Plan with respect to Class R2 and Class R4 shares. Under the terms of the Shareholder Services Plan, Class R2 and Class R4 shares are authorized to compensate Prudential Mutual Fund Services LLC (“PMFS”), its affiliates or third-party service providers for services rendered to the shareholders of such Class R2 or Class R4 shares. The shareholder service fee is accrued daily and paid monthly, as applicable.

The Fund’s annual gross and net distribution and maximum shareholder service fee, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee	Shareholder Service Fee
A	0.30%	0.30%	N/A	%
C	1.00	1.00	N/A
R	0.75	0.50	N/A
Z	N/A	N/A	N/A
R2	0.25	0.25	0.10
R4	N/A	N/A	0.10
R6	N/A	N/A	N/A

For the year ended September 30, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales

PGIM Jennison Growth Fund	37

Notes to Financial Statements (continued)

charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC
A	$1,115,692	$25,724
C	—	10,277

PGIM Investments, PIMS, PMFS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

PMFS serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s and shareholder servicing agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended September 30, 2022, no 17a-7 transactions were entered into by the Fund.

38

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended September 30, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$2,484,194,603	$3,068,228,582

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended September 30, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 17,080,339	$528,512,525	$545,592,864	$—	$—	$—	—	$13,818

PGIM Institutional Money Market Fund(1)(b)(wa)
253,992,336	4,963,200,648	5,005,609,685	(116,826)	233,494	211,699,967	211,848,261	297,843	(2)
$271,072,675	$5,491,713,173	$5,551,202,549	$(116,826)	$233,494	$211,699,967		$311,661

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended September 30, 2022, the adjustments were to increase total distributable earnings and decrease paid-in capital in excess of par by $11,080,401 due to a net operating loss. Net investment income (loss), net realized gain (loss) on investments and net assets were not affected by this change.

For the year ended September 30, 2022, the tax character of dividends paid by the Fund were $20,080,985 of ordinary income and $1,046,141,068 of long-term capital gains. For the year ended September 30, 2021, the tax character of dividends paid by the Fund were $20,353,895 of ordinary income and $606,618,736 of long-term capital gains.

PGIM Jennison Growth Fund	39

Notes to Financial Statements (continued)

As of September 30, 2022, the accumulated undistributed earnings on a tax basis was $118,056,090 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$3,230,074,852	$2,492,429,541	$(403,212,122)	$2,089,217,419

The difference between GAAP and tax basis was primarily attributable to deferred losses on wash sales.

The Fund elected to treat certain late-year ordinary income losses of approximately $12,051,000 as having been incurred in the following fiscal year (September 30, 2023).

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended September 30, 2022 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z, Class R2, Class R4 and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z, Class R2, Class R4 and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

40

The RIC is authorized to issue 6,625,000,000 shares of common stock at $0.001 par value per share, 1,897,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	125,000,000
B	2,000,000
C	25,000,000
R	220,000,000
Z	825,000,000
T	50,000,000
R2	125,000,000
R4	250,000,000
R6	275,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of September 30, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	24,346	0.1%
C	50	0.1
R	6,391,579	90.7
Z	418,385	0.7

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	4	41.4

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended September 30, 2022:
Shares sold	2,518,893	$125,549,488
Shares issued in reinvestment of dividends and distributions	4,512,099	271,808,819
Shares purchased	(5,613,880)	(277,498,540)
Net increase (decrease) in shares outstanding before conversion	1,417,112	119,859,767
Shares issued upon conversion from other share class(es)	562,485	26,831,881
Shares purchased upon conversion into other share class(es)	(306,289)	(15,692,564)
Net increase (decrease) in shares outstanding	1,673,308	$130,999,084

PGIM Jennison Growth Fund	41

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended September 30, 2021:
Shares sold	3,290,845	$198,649,789
Shares issued in reinvestment of dividends and distributions	2,834,142	161,007,610
Shares purchased	(5,236,315)	(317,149,642)
Net increase (decrease) in shares outstanding before conversion	888,672	42,507,757
Shares issued upon conversion from other share class(es)	416,899	25,542,629
Shares purchased upon conversion into other share class(es)	(544,310)	(33,381,286)
Net increase (decrease) in shares outstanding	761,261	$34,669,100

Class C
Year ended September 30, 2022:
Shares sold	484,360	$17,229,035
Shares issued in reinvestment of dividends and distributions	735,280	30,800,876
Shares purchased	(790,483)	(26,800,468)
Net increase (decrease) in shares outstanding before conversion	429,157	21,229,443
Shares issued upon conversion from other share class(es)	459	21,948
Shares purchased upon conversion into other share class(es)	(372,474)	(13,363,708)
Net increase (decrease) in shares outstanding	57,142	$7,887,683

Year ended September 30, 2021:
Shares sold	629,677	$28,460,383
Shares issued in reinvestment of dividends and distributions	452,114	18,979,738
Shares purchased	(604,479)	(27,274,442)
Net increase (decrease) in shares outstanding before conversion	477,312	20,165,679
Shares purchased upon conversion into other share class(es)	(595,304)	(27,095,197)
Net increase (decrease) in shares outstanding	(117,992)	$(6,929,518)

Class R
Year ended September 30, 2022:
Shares sold	1,118,410	$40,186,734
Shares issued in reinvestment of dividends and distributions	1,082,946	53,302,609
Shares purchased	(1,387,975)	(55,041,083)
Net increase (decrease) in shares outstanding before conversion	813,381	38,448,260
Shares purchased upon conversion into other share class(es)	(308)	(15,701)
Net increase (decrease) in shares outstanding	813,073	$38,432,559

42

Share Class	Shares	Amount

Year ended September 30, 2021:
Shares sold	648,184	$ 32,169,406
Shares issued in reinvestment of dividends and distributions	665,096	31,824,869
Shares purchased	(1,210,978)	(62,709,560)
Net increase (decrease) in shares outstanding before conversion	102,302	1,284,715
Shares purchased upon conversion into other share class(es)	(1,621)	(93,873)
Net increase (decrease) in shares outstanding	100,681	$ 1,190,842

Class Z
Year ended September 30, 2022:
Shares sold	12,560,769	$ 698,009,778
Shares issued in reinvestment of dividends and distributions	7,292,571	493,998,764
Shares purchased	(23,824,334)	(1,279,165,787)
Net increase (decrease) in shares outstanding before conversion	(3,970,994)	(87,157,245)
Shares issued upon conversion from other share class(es)	333,549	19,165,538
Shares purchased upon conversion into other share class(es)	(332,945)	(17,096,518)
Net increase (decrease) in shares outstanding	(3,970,390)	$ (85,088,225)

Year ended September 30, 2021:
Shares sold	13,862,576	$ 926,075,850
Shares issued in reinvestment of dividends and distributions	5,040,864	316,616,651
Shares purchased	(20,159,712)	(1,354,886,887)
Net increase (decrease) in shares outstanding before conversion	(1,256,272)	(112,194,386)
Shares issued upon conversion from other share class(es)	621,857	42,168,005
Shares purchased upon conversion into other share class(es)	(1,948,690)	(134,464,047)
Net increase (decrease) in shares outstanding	(2,583,105)	$ (204,490,428)

Class R2
Year ended September 30, 2022:
Shares sold	26,851	$ 1,519,972
Shares issued in reinvestment of dividends and distributions	12,223	811,837
Shares purchased	(16,568)	(850,236)
Net increase (decrease) in shares outstanding	22,506	$ 1,481,573

Year ended September 30, 2021:
Shares sold	14,362	$ 970,569
Shares issued in reinvestment of dividends and distributions	6,395	396,338
Shares purchased	(6,689)	(442,460)
Net increase (decrease) in shares outstanding	14,068	$924,447

Class R4
Year ended September 30, 2022:
Shares sold	43,081	$ 2,585,918
Shares issued in reinvestment of dividends and distributions	39,077	2,629,896
Shares purchased	(63,921)	(3,463,260)
Net increase (decrease) in shares outstanding	18,237	$ 1,752,554

PGIM Jennison Growth Fund	43

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended September 30, 2021:
Shares sold	323,412	$ 23,487,506
Shares issued in reinvestment of dividends and distributions	4,169	260,703
Shares purchased	(56,186)	(3,965,498)
Net increase (decrease) in shares outstanding	271,395	$ 19,782,711

Class R6
Year ended September 30, 2022:
Shares sold	9,514,430	$ 548,810,125
Shares issued in reinvestment of dividends and distributions	1,884,503	128,278,135
Shares purchased	(5,267,568)	(293,576,190)
Net increase (decrease) in shares outstanding before conversion	6,131,365	383,512,070
Shares issued upon conversion from other share class(es)	5,389	253,670
Shares purchased upon conversion into other share class(es)	(1,763)	(104,546)
Net increase (decrease) in shares outstanding	6,134,991	$ 383,661,194

Year ended September 30, 2021:
Shares sold	7,646,942	$ 514,025,484
Shares issued in reinvestment of dividends and distributions	855,538	53,907,477
Shares purchased	(3,099,870)	(211,851,645)
Net increase (decrease) in shares outstanding before conversion	5,402,610	356,081,316
Shares issued upon conversion from other share class(es)	1,835,579	127,335,302
Shares purchased upon conversion into other share class(es)	(152)	(11,533)
Net increase (decrease) in shares outstanding	7,238,037	$ 483,405,085

8.    Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

44

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended September 30, 2022. The average daily balance for the 10 days that the Fund had loans outstanding during the period was approximately $5,671,500, borrowed at a weighted average interest rate of 1.77%. The maximum loan outstanding amount during the period was $12,591,000. At September 30, 2022, the Fund did not have an outstanding loan amount.

9.    Risks of Investing in the Fund

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

PGIM Jennison Growth Fund	45

Notes to Financial Statements (continued)

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Growth Style Risk: The Fund’s growth style may subject the Fund to above-average fluctuations as a result of seeking higher than average capital growth. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Growth company stocks also typically lack the dividend yield that can lessen price declines in market downturns. Since the Fund follows a growth investment style, there is the risk that the growth investment style may be out of favor for a period of time. At times when the style is out of favor, the Fund may underperform the market in general, its benchmark and other mutual funds.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table of the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

Market Capitalization Risk: The Fund may invest in companies of any market capitalization. Generally, the stock prices of small- and mid-cap companies are less stable than the prices

46

of large-cap stocks and may present greater risks. Large capitalization companies as a group could fall out of favor with the market, causing the Fund to underperform compared to investments that focus on smaller capitalized companies.

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

PGIM Jennison Growth Fund	47

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Prudential Investment Portfolios, Inc. and Shareholders of PGIM Jennison Growth Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Growth Fund (one of the funds constituting The Prudential Investment Portfolios, Inc., referred to hereafter as the “Fund”) as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the three years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the three years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

November 17, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

48

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2022, the Fund reported the maximum amount allowed per share, but not less than $8.56 for Class A, C, R, Z, R2, R4 and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2022, the Fund reports, in accordance with Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD
PGIM Jennison Growth Fund	96.41%	78.11%

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2022.

PGIM Jennison Growth Fund	49

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97	Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Growth Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96	Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97	Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison Growth Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96	President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (”PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).	None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

PGIM Jennison Growth Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer	Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).	Since April 2022

Andrew R. French 1962 Secretary	Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Jennison Growth Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Growth Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1PGIM Jennison Growth Fund is a series of The Prudential Investment Portfolios, Inc.

PGIM Jennison Growth Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, including investment research and security selection, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds, and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that

PGIM Jennison Growth Fund

Approval of Advisory Agreements (continued)

the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to evaluate performance, and the Peer Group, which was used to evaluate expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-, five-, and ten-year periods, though it underperformed its benchmark index over the one-year period.

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•

The Board noted PGIM Investments’ assertions that, in a reversal from the prior year, the Fund’s exposure to secular growth stocks was out of favor, and as markets return to favoring such stocks, they expect relative returns to improve and remain encouraged by the Fund’s strong longer-term performance.

•	The Board also considered that the Fund outperformed its peer group for the three-, five- and ten-year periods ended March 31, 2022.

•

The Board and PGIM Investments agreed to a contractual expense cap that (exclusive of certain fees and expenses) caps total annual operating expenses at 0.60% of average daily net assets for Class R6 shares through January 31, 2023.

•

The Board and PGIM Investments also agreed to retain the existing contractual expense cap that (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual operating expenses to exceed 1.10% for Class R2 shares and 0.85% for Class R4 shares through January 31, 2023.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*  *  *

After full consideration of these factors, the Board concluded that approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Growth Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Isabelle Sajous, Chief Compliance Officer • Kelly Florio, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick E. McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse M. McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS
Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Growth Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

 Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON GROWTH FUND

SHARE CLASS	A	C	R	Z	R2	R4	R6

NASDAQ	PJFAX	PJFCX	PJGRX	PJFZX	PJFOX	PJFPX	PJFQX

CUSIP	74437E107	74437E305	74437E651	74437E404	74437E420	74437E412	74437E479

MF168E

PGIM JENNISON FOCUSED VALUE FUND

ANNUAL REPORT

SEPTEMBER 30, 2022

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2022 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2    Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:
We hope you find the annual report for the PGIM Jennison Focused Value Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2022.

The attention of the global economy and financial markets pivoted during the period from the COVID-19 pandemic to the challenge of rapidly rising inflation. While job growth and corporate profits remained strong, prices for a wide range of goods and services rose in response to economic re-openings, supply-chain disruptions, governmental stimulus, and Russia’s invasion of Ukraine. With inflation surging to a 40-year high, the US Federal Reserve and other central banks aggressively hiked interest rates, prompting recession concerns.

After rising to record levels at the end of 2021, stocks have fallen sharply in 2022 as investors worried about higher prices, slowing economic growth, geopolitical uncertainty, and new COVID-19 outbreaks. Equities rallied for a time during the summer but began falling again in late August on fears that the Fed would keep raising rates to tame inflation. For the entire 12-month period, equities suffered a broad-based global decline, although large-cap US stocks outperformed their small-cap counterparts by a significant margin. International developed and emerging markets trailed the US market during this time.

Rising rates and economic uncertainty drove fixed income prices broadly lower as well. US and global investment-grade bonds, along with US high yield corporate bonds and emerging market debt, all posted negative returns during the period.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we provide access to active investment strategies across the global markets in the pursuit of consistent outperformance for investors. PGIM is the world’s 11th-largest investment manager with more than $1.5 trillion in assets under management. Our scale and investment expertise allow us to deliver a diversified suite of actively managed solutions across a broad spectrum of asset classes and investment styles.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison Focused Value Fund

November 15, 2022

PGIM Jennison Focused Value Fund    3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 9/30/22
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)

Class A

(with sales charges)	-18.38	1.40	6.90	—

(without sales charges)	-13.63	2.55	7.51	—

Class C

(with sales charges)	-15.38	1.67	6.67	—

(without sales charges)	-14.57	1.67	6.67	—

Class R

(without sales charges)	-13.99	2.13	7.18	—

Class Z

(without sales charges)	-13.39	2.86	7.83	—

Class R6

(without sales charges)	-13.43	2.80	N/A	4.52 (11/25/2014)

Russell 1000 Value Index

	-11.36	5.29	9.17	—

Average Annual Total Returns as of 9/30/22 Since Inception (%)
Class R6 (11/25/2014)

Russell 1000 Value Index	6.06

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’s inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Russell 1000 Value Index by portraying the initial account values at the beginning of the 10-year period (September 30, 2012) and the account values at the end of the current fiscal year (September 30, 2022), as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison Focused Value Fund    5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6

Maximum initial sales charge	5.50% of the public offering price	None	None	None	None

Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None

Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definition

Russell 1000 Value Index—The Russell 1000 Value Index is an unmanaged index comprising those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this Index generally have low price-to-book and price-to-earnings ratios, higher dividend yields, and lower forecasted growth values.

Investors cannot invest directly in an index. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 9/30/22

Ten Largest Holdings	Line of Business	% of Net Assets

ConocoPhillips	Oil, Gas & Consumable Fuels	10.3%

Eli Lilly & Co.	Pharmaceuticals	5.8%

Walmart, Inc.	Food & Staples Retailing	4.3%

Chubb Ltd.	Insurance	4.1%

Microsoft Corp.	Software	3.9%

Bristol-Myers Squibb Co.	Pharmaceuticals	3.9%

AstraZeneca plc (United Kingdom), ADR	Pharmaceuticals	3.8%

Union Pacific Corp.	Road & Rail	3.4%

Alphabet, Inc. (Class A Stock)	Interactive Media & Services	3.3%

MetLife, Inc.	Insurance	3.2%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison Focused Value Fund    7

Strategy and Performance Overview* (unaudited)

How did the Fund perform?

The PGIM Jennison Focused Value Fund’s Class Z shares returned — 13.39% in the 12-month reporting period that ended September 30, 2022, underperforming the — 11.36% return of the Russell 1000® Value Index (the Index).

What were the market conditions?

•

During the reporting period, the investment backdrop changed from one of stimulus and spending to one of inflation and tightening financial conditions, with the need to control inflation moving aggressively to the fore.

•

US equity markets closed out 2021 at all-time highs. However, rapidly rising inflation spurred the Federal Reserve (the Fed) to pivot to a tightening stance late in the year, leading to a spike in Treasury yields and a general repricing of risk.

•

The investment environment at the start of 2022 was clouded by continued uncertainties related to the COVID-19 pandemic, inflation, and the prospect of slowing growth on the back of the Fed’s plans for policy tightening. The brutal military conflict in Ukraine added a dangerous new dimension of uncertainty in late February. Commodity prices rose sharply, led by crude oil, as the sanctions imposed on Russia by the US and European Union made it difficult for the world’s largest oil exporter to complete transactions.

•

As the year progressed, stock prices continued to suffer from the impacts of the war in Ukraine, unexpectedly high inflation, tightening monetary policy, and declining growth prospects around the globe. A brief summer rebound in equity markets gave way to fresh lows by the end of September. In 2022, the S&P 500 ® Index posted three consecutive quarters of negative returns, something not seen since the depths of the global financial crisis. The Russell 1000® Value index, after an essentially flat first quarter of 2022, also declined by double digits through the rest of the period. Not surprisingly, given soaring oil and gas prices, the energy sector bucked the negative trend, generating strongly positive returns.

•

US interest rates continued their move higher following the third successive increase of the federal funds rate of 75 basis points in mid-September 2022, with the Fed clearly messaging that more tightening should be expected into next year. (One basis point equals 0.01%.) The 10-year US Treasury note yield closed the third quarter at 3.83%, which—combined with declining growth outlooks across the globe—powered a further increase in the value of the US dollar against other major currencies.

•

Within the Index, all sectors declined over the period, except for energy and utilities. Communications services, information technology, and consumer discretionary sectors suffered the biggest losses. There was a wide performance spread between the energy sector, which saw a very large gain and the rest of the market. Defensive sectors (utilities, healthcare, and consumer staples) notably outperformed all other sectors.

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What worked?

Individual Fund holdings delivering strong performance during the reporting period included global independent oil and gas exploration and production company ConocoPhillips and pharmaceutical firm Eli Lilly and Co.

•

ConocoPhillips explores for, produces, transports, and markets crude oil, bitumen, natural gas, liquefied natural gas (LNG), and natural gas liquids (NGLs). The company has operations around the world and—through recent acquisitions—has become one of the largest energy producers in the US Permian shale basin. The stock benefited from elevated oil and gas prices, as well as its leading production position and increasing levels of profitability.

•

Shares in Eli Lilly benefited from the relative defensiveness of healthcare and the approval of the company’s latest diabetes drug in the US. Along with several drug therapies in its portfolio for cancer and other chronic diseases, Eli Lilly also has an obesity drug in clinical trials that could be a significant catalyst for its future prospects. In Jennison’s opinion, this is a well-run company with a durable business model that has been executing at a high level and is well positioned for solid growth.

What didn’t work?

The most significant detractors from the Fund’s total returns during the reporting period included online advertising and diversified technology firm Alphabet Inc., multinational investment bank and financial services company JP Morgan Chase & Co., vehicle manufacturer General Motors Co., aerospace and defense company Airbus SE, and cruise line company Royal Caribbean Group.

•

Shares of Alphabet, the parent company of Google, lost ground during the period, although the company’s business model continued to dominate in a secular growth industry, and its valuation remained reasonable. Headwinds for the stock included concerns about slower growth in global advertising and pressure from potential future regulation and changes to privacy and tracking requirements.

•

JPMorgan Chase features a diversified business mix and strong balance sheet. After strong performance over most of 2021, the company’s shares sold off on concerns regarding the impact that global inflation and a resulting recession could have on financial results. Investors saw a challenge to near-term earnings as capital markets activities slowed dramatically from 2021, along with potential credit losses across the company’s commercial and consumer books. Jennison continues to favor the stock, given the company’s strategic growth initiatives focused on leveraging its scale and deepening customer relationships across its diversified businesses, as well as its commitment to investment spending and productivity improvement.

•

Shares of General Motors (GM) fell over the period after the company reported disappointing results. Key issues were expenses related to a recall of the Chevy Bolt, as well as the market’s tepid reception of GM’s other electric vehicle (EV) initiatives, higher input costs, supply concerns (especially regarding semiconductors), and management’s tempered guidance. While sentiment regarding GM’s strategy of

PGIM Jennison Focused Value Fund    9

Strategy and Performance Overview* (continued)

creating a separate and distinct EV company remains cautious, Jennison continues to believe that the market has underpriced the company’s competitive position, improving execution by management, and the long-term prospects of its EV transition opportunity.

•

Airbus shares suffered primarily from supply constraints across multiple products in its commercial division, an area in which the company maintains a duopoly alongside Boeing. As a result, Airbus provided slightly lower guidance on deliveries and production. Jennison continues to like the long-term trajectory of the company’s business model, along with its scale advantage and strong free cash flow profile. Additionally, Airbus’s valuation remains very attractive.

•

Although leisure demand remained strong, shares of Royal Caribbean declined amid concerns regarding rising labor/fuel/food costs and potential future economic hard-landing impacts. With the company apparently vulnerable to ongoing margin compression and pressure on forward free cash flow dynamics because of the prevailing extreme input-price environment, Jennison sold the Fund’s position (during the reporting period) to make room for more attractive investments.

Current outlook

•

The Fed’s voluble campaign against inflation continues apace, with rhetoric backed up by action. Hopes of near-term policy moderation have effectively been dashed, which may accelerate the restoration of a degree of market equilibrium. That said, uncertainty regarding the near-term path of the economy remains elevated, and tightening into a slowdown complicates the Fed’s attempt to orchestrate a soft landing. However, Fed officials have stressed the need to maintain credibility, so a marked economic slowdown may be a price policymakers are willing to pay.

•	The Fed’s inflation fight has been joined by central banks around the world. Tighter domestic liquidity in many economies and the pain caused by the US dollar’s surge further cloud the global outlook.

•

Growth is set to decelerate across Europe heading into a winter that will likely feature industrial shutdowns, fuel rationing, and lowered thermostats to offset the loss of Russian gas. Russia’s move to formally annex Eastern Ukrainian territory leaves seemingly little room for a resolution of the conflict in the near term and continues to depress sentiment. China is still coming to terms with the impacts of its “zero-COVID-19” policy, and more lockdowns cannot be ruled out as a result. Also in China, policymakers have taken initial steps to alleviate the effects of a mortgage crisis that has embroiled the domestic real estate market, including interest rate reductions to alleviate interest burdens and resuscitate activity.

•

Share price declines, year to date, reflect a combination of an increase in risk aversion and lower price/earnings ratios in the face of higher interest rates. Slowing growth and possible recession are now challenging revenue estimates and profit margin assumptions. Jennison’s opinion of the fundamental growth prospects for the

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Fund’s holdings is affected by the difficulties and uncertainty created by the macroeconomic environment. Jennison has reduced earnings forecasts for a number of the Fund’s holdings in the past few months, largely due to US dollar strength.

•

Most economic slowdowns and recessions in the modern era occurred under different circumstances than those confronting investors today. But in their aftermath, leadership has generally come from companies with structurally solid business models generating superior free cash flows and growing intrinsic values. From this perspective, Jennison sees much to be optimistic about, within the context of a multiyear investment horizon. Greater clarity on some of the macroeconomic and geopolitical challenges investors face may be required before superior fundamentals reassert themselves, and share price leadership is reestablished. Jennison continues to believe the Fund is well positioned for such an environment, given the fundamentals embodied by current holdings.

*This strategy and performance overview, which discusses what strategies or holdings (including derivatives, if applicable) affected the Fund’s performance, is compiled based on how the Fund performed relative to the Fund’s benchmark index and is viewed for performance attribution purposes at the aggregate Fund level, which in most instances will not directly correlate to the amounts disclosed in the Statement of Operations which conform to US generally accepted accounting principles.

PGIM Jennison Focused Value Fund    11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended September 30, 2022. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information

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provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison Focused Value Fund		Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*

Class A	Actual	$1,000.00	$ 823.20	1.16%	$ 5.30

	Hypothetical	$1,000.00	$1,019.25	1.16%	$ 5.87

Class C	Actual	$1,000.00	$ 818.30	2.19%	$ 9.98

	Hypothetical	$1,000.00	$1,014.09	2.19%	$11.06

Class R	Actual	$1,000.00	$ 821.80	1.53%	$ 6.99

	Hypothetical	$1,000.00	$1,017.40	1.53%	$ 7.74

Class Z	Actual	$1,000.00	$ 824.50	0.85%	$ 3.89

	Hypothetical	$1,000.00	$1,020.81	0.85%	$ 4.31

Class R6	Actual	$1,000.00	$ 824.00	0.84%	$ 3.84

	Hypothetical	$1,000.00	$1,020.86	0.84%	$ 4.26
*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2022, and divided by the 365 days in the Fund’s fiscal year ended September 30, 2022 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Jennison Focused Value Fund    13

Schedule of Investments

as of September 30, 2022

Description	Shares	Value

LONG-TERM INVESTMENTS 97.0%

COMMON STOCKS

Aerospace & Defense 4.0%

Airbus SE (France)	54,001	$4,654,907
Raytheon Technologies Corp.	27,594	2,258,845

		6,913,752

Automobiles 1.3%

General Motors Co.	72,175	2,316,096

Banks 9.9%

Bank of America Corp.	146,634	4,428,347
JPMorgan Chase & Co.	45,309	4,734,791
PNC Financial Services Group, Inc. (The)	26,077	3,896,425
Truist Financial Corp.	89,826	3,911,024

		16,970,587

Biotechnology 3.1%

AbbVie, Inc.	39,673	5,324,513

Building Products 2.7%

Johnson Controls International PLC	95,843	4,717,392

Capital Markets 4.3%

Blackstone, Inc.	25,010	2,093,337
Goldman Sachs Group, Inc. (The)	18,248	5,347,576

		7,440,913

Chemicals 2.7%

Linde PLC (United Kingdom)	17,459	4,706,772

Containers & Packaging 2.6%

Crown Holdings, Inc.	55,277	4,479,095

Electric Utilities 2.3%

NextEra Energy, Inc.	50,378	3,950,139

Food & Staples Retailing 4.3%

Walmart, Inc.	56,657	7,348,413

Health Care Providers & Services 1.4%

Centene Corp.*	31,540	2,454,127

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund    15

Schedule of Investments  (continued)

as of September 30, 2022

Description	Shares	Value

COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure 3.2%

McDonald’s Corp.	23,467	$5,414,776

Insurance 7.3%

Chubb Ltd.	39,071	7,106,233
MetLife, Inc.	89,093	5,415,073

		12,521,306

Interactive Media & Services 3.3%

Alphabet, Inc. (Class A Stock)*	59,531	5,694,140

Life Sciences Tools & Services 2.5%

Danaher Corp.	16,827	4,346,246

Machinery 1.5%

Deere & Co.	7,730	2,580,970

Multi-Utilities 3.1%

Dominion Energy, Inc.	77,122	5,329,901

Oil, Gas & Consumable Fuels 10.3%

ConocoPhillips	172,706	17,674,732

Pharmaceuticals 13.5%

AstraZeneca PLC (United Kingdom), ADR	119,748	6,566,980
Bristol-Myers Squibb Co.	93,351	6,636,323
Eli Lilly & Co.	30,962	10,011,563

		23,214,866

Road & Rail 3.4%

Union Pacific Corp.	30,181	5,879,862

Semiconductors & Semiconductor Equipment 6.4%

Broadcom, Inc.	6,509	2,890,061
Lam Research Corp.	5,432	1,988,112
NXP Semiconductors NV (China)	20,054	2,958,165
QUALCOMM, Inc.	27,671	3,126,270

		10,962,608

See Notes to Financial Statements.

16

Description	Shares	Value

COMMON STOCKS (Continued)

Software 3.9%

Microsoft Corp.	29,039	$6,763,183

TOTAL LONG-TERM INVESTMENTS (cost $142,869,640)		167,004,389

SHORT-TERM INVESTMENT 3.0%

UNAFFILIATED FUND
Dreyfus Government Cash Management (Institutional Shares) (cost $5,093,953)	5,093,953	5,093,953

TOTAL INVESTMENTS 100.0% (cost $147,963,593)		172,098,342
Liabilities in excess of other assets (0.0)%		(10,159)

NET ASSETS 100.0%		$172,088,183

Below is a list of the abbreviation(s) used in the annual report:

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

*	Non-income producing security.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of September 30, 2022 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Long-Term Investments
Common Stocks
Aerospace & Defense	$2,258,845	$4,654,907	$—
Automobiles	2,316,096	—	—
Banks	16,970,587	—	—
Biotechnology	5,324,513	—	—

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund    17

Schedule of Investments  (continued)

as of September 30, 2022

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Long-Term Investments (continued)
Common Stocks (continued)
Building Products	$4,717,392	$—	$—
Capital Markets	7,440,913	—	—
Chemicals	4,706,772	—	—
Containers & Packaging	4,479,095	—	—
Electric Utilities	3,950,139	—	—
Food & Staples Retailing	7,348,413	—	—
Health Care Providers & Services	2,454,127	—	—
Hotels, Restaurants & Leisure	5,414,776	—	—
Insurance	12,521,306	—	—
Interactive Media & Services	5,694,140	—	—
Life Sciences Tools & Services	4,346,246	—	—
Machinery	2,580,970	—	—
Multi-Utilities	5,329,901	—	—
Oil, Gas & Consumable Fuels	17,674,732	—	—
Pharmaceuticals	23,214,866	—	—
Road & Rail	5,879,862	—	—
Semiconductors & Semiconductor Equipment	10,962,608	—	—
Software	6,763,183	—	—
Short-Term Investment
Unaffiliated Fund	5,093,953	—	—

Total	$167,443,435	$4,654,907	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2022 were as follows:

Pharmaceuticals	13.5%
Oil, Gas & Consumable Fuels	10.3
Banks	9.9
Insurance	7.3
Semiconductors & Semiconductor Equipment	6.4
Capital Markets	4.3
Food & Staples Retailing	4.3
Aerospace & Defense	4.0
Software	3.9
Road & Rail	3.4
Interactive Media & Services	3.3
Hotels, Restaurants & Leisure	3.2
Multi-Utilities	3.1
Biotechnology	3.1
Unaffiliated Fund	3.0

Building Products	2.7%
Chemicals	2.7
Containers & Packaging	2.6
Life Sciences Tools & Services	2.5
Electric Utilities	2.3
Machinery	1.5
Health Care Providers & Services	1.4
Automobiles	1.3

100.0
Liabilities in excess of other assets	(0.0)*

100.0%

*	Less than +/- 0.05%

See Notes to Financial Statements.

18

Statement of Assets and Liabilities

as of September 30, 2022

Assets

Unaffiliated investments (cost $147,963,593)	$172,098,342
Dividends receivable	356,196
Receivable for Fund shares sold	103,152
Tax reclaim receivable	56,146
Prepaid expenses	1,836

Total Assets	172,615,672

Liabilities

Payable for Fund shares purchased	295,618
Management fee payable	90,685
Accrued expenses and other liabilities	73,584
Distribution fee payable	40,448
Affiliated transfer agent fee payable	27,154

Total Liabilities	527,489

Net Assets	$172,088,183

Net assets were comprised of:
Common stock, at par	$11,319
Paid-in capital in excess of par	142,465,812
Total distributable earnings (loss)	29,611,052

Net assets, September 30, 2022	$172,088,183

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund    19

Statement of Assets and Liabilities

as of September 30, 2022

Class A

Net asset value and redemption price per share, ($140,225,945 ÷ 9,238,153 shares of common stock issued and outstanding)	$15.18
Maximum sales charge (5.50% of offering price)	0.88

Maximum offering price to public	$16.06

Class C

Net asset value, offering price and redemption price per share, ($3,448,889 ÷ 308,599 shares of common stock issued and outstanding)	$11.18

Class R

Net asset value, offering price and redemption price per share, ($431,212 ÷ 34,392 shares of common stock issued and outstanding)	$12.54

Class Z

Net asset value, offering price and redemption price per share, ($23,080,026 ÷ 1,432,567 shares of common stock issued and outstanding)	$16.11

Class R6

Net asset value, offering price and redemption price per share, ($4,902,111 ÷ 305,152 shares of common stock issued and outstanding)	$16.06

See Notes to Financial Statements.

20

Statement of Operations

Year Ended September 30, 2022

Net Investment Income (Loss)

Income
Unaffiliated dividend income (net of $22,432 foreign withholding tax)	$4,209,623
Income from securities lending, net (including affiliated income of $4,199)	4,313
Affiliated dividend income	966

Total income	4,214,902

Expenses
Management fee	1,260,997
Distribution fee(a)	570,444
Transfer agent’s fees and expenses (including affiliated expense of $123,942)(a)	293,936
Registration fees(a)	51,490
Custodian and accounting fees	50,804
Shareholders’ reports	34,730
Audit fee	23,800
Legal fees and expenses	23,477
Directors’ fees	12,500
Miscellaneous	19,008

Total expenses	2,341,186
Less: Fee waiver and/or expense reimbursement(a)	(9,620)
Distribution fee waiver(a)	(1,231)

Net expenses	2,330,335

Net investment income (loss)	1,884,567

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions

Net realized gain (loss) on:
Investment transactions (including affiliated of $2,188)	5,144,533
Foreign currency transactions	(1,000)

5,143,533

Net change in unrealized appreciation (depreciation) on:
Investments	(34,266,626)
Foreign currencies	(8,449)

(34,275,075)

Net gain (loss) on investment and foreign currency transactions	(29,131,542)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(27,246,975)

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class R	Class Z	Class R6
Distribution fee	519,868	46,882	3,694	—	—
Transfer agent’s fees and expenses	248,932	9,399	1,454	33,915	236
Registration fees	15,836	11,386	4,891	9,986	9,391
Fee waiver and/or expense reimbursement	—	—	(4,613)	—	(5,007)
Distribution fee waiver	—	—	(1,231)	—	—

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund    21

Statements of Changes in Net Assets

	Year Ended September 30,

	2022	2021

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$1,884,567	$1,158,862
Net realized gain (loss) on investment and foreign currency transactions	5,143,533	14,556,078
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(34,275,075)	41,496,657

Net increase (decrease) in net assets resulting from operations	(27,246,975)	57,211,597

Dividends and Distributions
Distributions from distributable earnings
Class A	(8,148,900)	(1,469,215)
Class C	(270,521)	(42,973)
Class R	(25,972)	(4,570)
Class Z	(1,363,410)	(322,890)
Class R6	(129,428)	(13,725)

	(9,938,231)	(1,853,373)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	15,317,662	11,331,794
Net asset value of shares issued in reinvestment of dividends and distributions	9,804,018	1,827,039
Cost of shares purchased	(34,420,948)	(38,766,241)

Net increase (decrease) in net assets from Fund share transactions	(9,299,268)	(25,607,408)

Total increase (decrease)	(46,484,474)	29,750,816

Net Assets:

Beginning of year	218,572,657	188,821,841

End of year	$172,088,183	$218,572,657

See Notes to Financial Statements.

22

Financial Highlights

Class A Shares

	Year Ended September 30,

	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$18.37	$14.03	$15.63	$20.62	$20.89
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.09	0.12	0.14	0.14
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.50)	4.39	(0.38)	(2.42)	2.42
Total from investment operations	(2.34)	4.48	(0.26)	(2.28)	2.56
Less Dividends and Distributions:
Dividends from net investment income	(0.10)	(0.14)	(0.15)	(0.09)	(0.19)
Distributions from net realized gains	(0.75)	-	(1.19)	(2.62)	(2.64)
Total dividends and distributions	(0.85)	(0.14)	(1.34)	(2.71)	(2.83)
Net asset value, end of year	$15.18	$18.37	$14.03	$15.63	$20.62
Total Return(b):	(13.63)%	32.13%	(2.50)%	(10.13)%	13.39%

Ratios/Supplemental Data:
Net assets, end of year (000)	$140,226	$179,848	$151,149	$181,559	$229,733
Average net assets (000)	$173,289	$173,975	$163,554	$193,160	$233,106
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.13%	1.11%	1.15%	1.11%	1.06%
Expenses before waivers and/or expense reimbursement	1.13%	1.11%	1.15%	1.11%	1.06%
Net investment income (loss)	0.88%	0.53%	0.85%	0.87%	0.72%
Portfolio turnover rate(d)	31%	32%	128%	47%	59%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund    23

Financial Highlights (continued)

Class C Shares

	Year Ended September 30,

	2022		2021		2020		2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$13.78		$10.59		$12.15		$16.75	$17.48
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)(b)	(0.05	)(b)	(-	)(b)(c)	0.02	- (c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.83)		3.32		(0.29)		(2.00)	1.99
Total from investment operations	(1.85)		3.27		(0.29)		(1.98)	1.99
Less Dividends and Distributions:
Dividends from net investment income	(-	)(c)	(0.08)		(0.08)		-	(0.08)
Distributions from net realized gains	(0.75)		-		(1.19)		(2.62)	(2.64)
Total dividends and distributions	(0.75)		(0.08)		(1.27)		(2.62)	(2.72)
Net asset value, end of year	$11.18		$13.78		$10.59		$12.15	$16.75
Total Return(d):	(14.57)%		31.06%		(3.41)%		(10.78)%	12.61%

Ratios/Supplemental Data:
Net assets, end of year (000)	$3,449		$5,279		$5,874		$10,945	$32,765
Average net assets (000)	$4,688		$5,725		$8,068		$20,114	$34,589
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement	2.12%		2.03%		2.02%		1.85%	1.78%
Expenses before waivers and/or expense reimbursement	2.12%		2.03%		2.02%		1.85%	1.78%
Net investment income (loss)	(0.14)%		(0.39)%		(0.02)%		0.13%	0.01%
Portfolio turnover rate(f)	31%		32%		128%		47%	59%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)	Amount rounds to zero.
(d)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

24

Class R Shares

	Year Ended September 30,

	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.33	$11.75	$13.30	$18.01	$18.63
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.02	0.05	0.06	0.05
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.06)	3.68	(0.30)	(2.13)	2.12
Total from investment operations	(1.99)	3.70	(0.25)	(2.07)	2.17
Less Dividends and Distributions:
Dividends from net investment income	(0.05)	(0.12)	(0.11)	(0.02)	(0.15)
Distributions from net realized gains	(0.75)	-	(1.19)	(2.62)	(2.64)
Total dividends and distributions	(0.80)	(0.12)	(1.30)	(2.64)	(2.79)
Net asset value, end of year	$12.54	$15.33	$11.75	$13.30	$18.01
Total Return(b):	(13.99)%	31.64%	(2.82)%	(10.53)%	12.85%

Ratios/Supplemental Data:
Net assets, end of year (000)	$431	$487	$494	$2,041	$3,424
Average net assets (000)	$492	$562	$1,047	$2,504	$4,542
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.53%	1.53%	1.53%	1.53%	1.53%
Expenses before waivers and/or expense reimbursement	2.72%	2.74%	2.91%	1.89%	1.84%
Net investment income (loss)	0.49%	0.11%	0.38%	0.44%	0.26%
Portfolio turnover rate(d)	31%	32%	128%	47%	59%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund    25

Financial Highlights (continued)

Class Z Shares

	Year Ended September 30,

	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$19.44	$14.82	$16.43	$21.52	$21.68
Income (loss) from investment operations:
Net investment income (loss)	0.22	0.15	0.18	0.21	0.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.65)	4.65	(0.42)	(2.54)	2.52
Total from investment operations	(2.43)	4.80	(0.24)	(2.33)	2.73
Less Dividends and Distributions:
Dividends from net investment income	(0.15)	(0.18)	(0.18)	(0.14)	(0.25)
Distributions from net realized gains	(0.75)	-	(1.19)	(2.62)	(2.64)
Total dividends and distributions	(0.90)	(0.18)	(1.37)	(2.76)	(2.89)
Net asset value, end of year	$16.11	$19.44	$14.82	$16.43	$21.52
Total Return(b):	(13.39)%	32.52%	(2.16)%	(9.86)%	13.74%

Ratios/Supplemental Data:
Net assets, end of year (000)	$23,080	$30,080	$30,153	$58,051	$137,027
Average net assets (000)	$28,698	$30,701	$40,142	$101,530	$131,155
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.83%	0.82%	0.84%	0.80%	0.76%
Expenses before waivers and/or expense reimbursement	0.83%	0.82%	0.84%	0.80%	0.76%
Net investment income (loss)	1.17%	0.82%	1.15%	1.20%	0.99%
Portfolio turnover rate(d)	31%	32%	128%	47%	59%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

26

Class R6 Shares

	Year Ended September 30,

	2022	2021	2020	2019	2018
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$19.39	$14.79	$16.39	$21.53	$21.70
Income (loss) from investment operations:
Net investment income (loss)	0.23	0.15	0.18	0.22	0.22
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.66)	4.63	(0.41)	(2.59)	2.52
Total from investment operations	(2.43)	4.78	(0.23)	(2.37)	2.74
Less Dividends and Distributions:
Dividends from net investment income	(0.15)	(0.18)	(0.18)	(0.15)	(0.27)
Distributions from net realized gains	(0.75)	-	(1.19)	(2.62)	(2.64)
Total dividends and distributions	(0.90)	(0.18)	(1.37)	(2.77)	(2.91)
Net asset value, end of year	$16.06	$19.39	$14.79	$16.39	$21.53
Total Return(b):	(13.43)%	32.54%	(2.17)%	(10.08)%	13.80%

Ratios/Supplemental Data:
Net assets, end of year (000)	$4,902	$2,878	$1,151	$1,332	$18,870
Average net assets (000)	$2,998	$1,894	$1,210	$12,474	$18,366
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	0.83%	0.82%	0.84%	0.78%	0.72%
Expenses before waivers and/or expense reimbursement	1.00%	0.98%	1.83%	0.78%	0.72%
Net investment income (loss)	1.20%	0.80%	1.17%	1.26%	1.04%
Portfolio turnover rate(d)	31%	32%	128%	47%	59%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments, certain derivatives and in-kind transactions (if any). If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison Focused Value Fund    27

Notes to Financial Statements

1.	Organization

The Prudential Investment Portfolios, Inc. (the “Registered Investment Company” or “RIC”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The RIC is organized as a Maryland Corporation. These financial statements relate only to the PGIM Jennison Focused Value Fund (the “Fund”), a series of the RIC. The Fund is classified as a diversified fund for purposes of the 1940 Act.

The investment objective of the Fund is to achieve long-term growth of capital.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued as of the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. As described in further detail below, the Fund’s investments are valued daily based on a number of factors, including the type of investment and whether market quotations are readily available. The RIC’s Board of Directors (the “Board”) has approved the Fund’s valuation policies and procedures for security valuation and designated to PGIM Investments LLC (“PGIM Investments” or the “Manager”) as the Valuation Designee pursuant to SEC Rule 2a-5(b) to perform the fair value determination relating to all Fund investments. Pursuant to the Board’s oversight, the Valuation Designee has established a Valuation Committee to perform the duties and responsibilities as valuation designee under SEC Rule 2a-5. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. A record of the Valuation Committee’s actions is provided to the Board at the first quarterly meeting following the quarter in which such actions take place.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

28

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurement.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on policies and procedures approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy. Altering one or more unobservable inputs may result in a significant change to a Level 3 security’s fair value measurement.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of

PGIM Jennison Focused Value Fund    29

Notes to Financial Statements (continued)

the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Valuation Designee regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the exchange rate as of the valuation date;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period unrealized and realized foreign currency gains (losses) are included in the reported net change in unrealized appreciation (depreciation) on investments and net realized gains (losses) on investment transactions on the Statements of Operations.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The RIC, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the

30

Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining open loans of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Such class specific expenses and waivers include distribution fees and distribution fee waivers,

PGIM Jennison Focused Value Fund    31

Notes to Financial Statements (continued)

shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate. The chart below sets forth the expected frequency of dividend and capital gains distributions to shareholders. Various factors may impact the frequency of dividend distributions to shareholders, including but not limited to adverse market conditions or portfolio holding-specific events.

Expected Distribution Schedule to Shareholders*	Frequency

Net Investment Income	Annually

Short-Term Capital Gains	Annually

Long-Term Capital Gains	Annually

*	Under certain circumstances, the Fund may make more than one distribution of short-term and/or long-term capital gains during a fiscal year.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The RIC, on behalf of the Fund, has a management agreement with the Manager pursuant to which it has responsibility for all investment advisory services and supervises the subadviser’s performance of such services, and pursuant to which it renders administrative services.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The Manager pays for the services of Jennison.

32

Fees payable under the management agreement are computed daily and paid monthly. For the reporting period ended September 30, 2022, the contractual and effective management fee rates were as follows:

Contractual Management Rate	Effective Management Fee, before any waivers and/or expense reimbursements

0.60% of average daily net assets up to and including $300 million;	0.60%
0.575% of average daily net assets over $300 million.

The Manager has contractually agreed, through January 31, 2024, to limit certain operating expenses and/or to limit total annual operating expenses after fee waivers and/or expense reimbursements. The contractual waiver and expense limitation exclude interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. The expense limitations attributable to each class are as follows:

Class	Expense Limitations*	Prior Expense Limitations
A	—%	—%
C	—	—
R	1.53**	1.53**
Z	0.75	—
R6	0.75	—

*Expense limitation effective October 1, 2022.

**Expense limitation applicable only to blue sky fees, shareholder service fee, and transfer agency expenses (including sub-transfer agency and networking fees).

The RIC, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS.

PGIM Jennison Focused Value Fund    33

Notes to Financial Statements (continued)

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate based on average daily net assets per class. PIMS has contractually agreed through January 31, 2024 to limit such fees on certain classes based on the average daily net assets. The distribution fees are accrued daily and payable monthly.

The Fund’s annual gross and net distribution rate, where applicable, are as follows:

Class	Gross Distribution Fee	Net Distribution Fee

A	0.30%	0.30%

C	1.00	1.00

R	0.75	0.50

Z	N/A	N/A

R6	N/A	N/A

For the year ended September 30, 2022, PIMS received front-end sales charges (“FESL”) resulting from sales of certain class shares and contingent deferred sales charges (“CDSC”) imposed upon redemptions by certain shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs. The sales charges are as follows where applicable:

Class	FESL	CDSC

A	$79,400	$340

C	—	659

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent and shareholder servicing agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a fund of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services to the Core Fund and the Money Market Fund. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities

34

lending, net”, respectively. Effective January 2022, the Fund changed its overnight cash sweep vehicle from the Core Fund to an unaffiliated money market fund.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors/trustees, and/or common officers. For the year ended September 30, 2022, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the reporting period ended September 30, 2022, were as follows:

Cost of Purchases	Proceeds from Sales
$64,230,179	$82,324,520

A summary of the cost of purchases and proceeds from sales of shares of affiliated mutual funds for the year ended September 30, 2022, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

Short-Term Investments - Affiliated Mutual Funds:

PGIM Core Ultra Short Bond Fund(1)(wa)
$ 4,764,014	$ 5,394,220	$ 10,158,234	$—	$ —	$—	—	$ 966

PGIM Institutional Money Market Fund(1)(b)(wa)
5,488,600	189,915,180	195,405,968	—	2,188	—	—	4,199	(2)
$10,252,614	$ 195,309,400	$205,564,202	$—	$2,188	$—		$5,165

(1)	The Fund did not have any capital gain distributions during the reporting period.
(2)	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.
(b)	Represents security, or portion thereof, purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(wa)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund, if applicable.

6.	Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

PGIM Jennison Focused Value Fund    35

Notes to Financial Statements (continued)

For the year ended September 30, 2022, the tax character of dividends paid by the Fund were $1,183,462 of ordinary income and $8,754,769 of long-term capital gains. For the year ended September 30, 2021, the tax character of dividends paid by the Fund was $1,853,373 of ordinary income.

As of September 30, 2022, the accumulated undistributed earnings on a tax basis were $1,833,090 of ordinary income and $4,057,315 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2022 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$148,377,695	$37,953,338	$(14,232,691)	$23,720,647

The differences between GAAP and tax basis were primarily attributable to deferred losses on wash sales.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended September 30, 2022 are subject to such review.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a CDSC of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years (ten years prior to January 22, 2021) after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

36

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of common stock, below.

The RIC is authorized to issue 6,625,000,000 shares of capital stock, $0.001 par value per share, 1,022,000,000 of which are designated as shares of the Fund. The authorized shares of the Fund are currently classified and designated as follows:

Class	Number of Shares
A	100,000,000
B	2,000,000
C	25,000,000
R	200,000,000
Z	325,000,000
T	50,000,000
R6	320,000,000

The Fund currently does not have any Class B or Class T shares outstanding.

As of September 30, 2022, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

Class	Number of Shares	Percentage of Outstanding Shares
A	4,549	0.1%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

	Number of Shareholders	Percentage of Outstanding Shares
Affiliated	—	—%
Unaffiliated	3	49.9

Transactions in shares of common stock were as follows:

Share Class	Shares	Amount

Class A
Year ended September 30, 2022:
Shares sold	391,978	$7,051,901
Shares issued in reinvestment of dividends and distributions	426,329	8,019,259
Shares purchased	(1,373,535)	(24,227,920)
Net increase (decrease) in shares outstanding before conversion	(555,228)	(9,156,760)
Shares issued upon conversion from other share class(es)	62,586	1,115,823
Shares purchased upon conversion into other share class(es)	(58,295)	(1,018,885)
Net increase (decrease) in shares outstanding	(550,937)	$(9,059,822)

PGIM Jennison Focused Value Fund    37

Notes to Financial Statements (continued)

Share Class	Shares	Amount

Year ended September 30, 2021:
Shares sold	382,114	$6,534,598
Shares issued in reinvestment of dividends and distributions	93,540	1,444,252
Shares purchased	(1,502,401)	(25,048,157)
Net increase (decrease) in shares outstanding before conversion	(1,026,747)	(17,069,307)
Shares issued upon conversion from other share class(es)	96,090	1,616,519
Shares purchased upon conversion into other share class(es)	(56,148)	(927,819)
Net increase (decrease) in shares outstanding	(986,805)	$(16,380,607)

Class C
Year ended September 30, 2022:
Shares sold	66,895	$870,331
Shares issued in reinvestment of dividends and distributions	19,378	270,521
Shares purchased	(68,741)	(883,603)
Net increase (decrease) in shares outstanding before conversion	17,532	257,249
Shares purchased upon conversion into other share class(es)	(92,121)	(1,221,981)
Net increase (decrease) in shares outstanding	(74,589)	$(964,732)

Year ended September 30, 2021:
Shares sold	111,065	$1,479,072
Shares issued in reinvestment of dividends and distributions	3,650	42,556
Shares purchased	(168,143)	(2,178,750)
Net increase (decrease) in shares outstanding before conversion	(53,428)	(657,122)
Shares issued upon conversion from other share class(es)	1,175	15,175
Shares purchased upon conversion into other share class(es)	(119,004)	(1,496,804)
Net increase (decrease) in shares outstanding	(171,257)	$(2,138,751)

Class R
Year ended September 30, 2022:
Shares sold	3,952	$58,030
Shares issued in reinvestment of dividends and distributions	1,648	25,692
Shares purchased	(2,981)	(43,926)
Net increase (decrease) in shares outstanding	2,619	$39,796

Year ended September 30, 2021:
Shares sold	4,379	$62,814
Shares issued in reinvestment of dividends and distributions	351	4,530
Shares purchased	(15,036)	(224,716)
Net increase (decrease) in shares outstanding	(10,306)	$(157,372)

38

Share Class	Shares	Amount

Class Z
Year ended September 30, 2022:
Shares sold	181,044	$3,467,347
Shares issued in reinvestment of dividends and distributions	68,234	1,359,218
Shares purchased	(421,069)	(7,943,418)
Net increase (decrease) in shares outstanding before conversion	(171,791)	(3,116,853)
Shares issued upon conversion from other share class(es)	57,529	1,078,634
Shares purchased upon conversion into other share class(es)	(478)	(9,074)
Net increase (decrease) in shares outstanding	(114,740)	$(2,047,293)

Year ended September 30, 2021:
Shares sold	152,959	$2,741,565
Shares issued in reinvestment of dividends and distributions	19,765	321,976
Shares purchased	(635,320)	(10,790,585)
Net increase (decrease) in shares outstanding before conversion	(462,596)	(7,727,044)
Shares issued upon conversion from other share class(es)	52,096	907,156
Shares purchased upon conversion into other share class(es)	(76,132)	(1,478,975)
Net increase (decrease) in shares outstanding	(486,632)	$(8,298,863)

Class R6
Year ended September 30, 2022:
Shares sold	219,316	$3,870,053
Shares issued in reinvestment of dividends and distributions	6,512	129,328
Shares purchased	(72,453)	(1,322,081)
Net increase (decrease) in shares outstanding before conversion	153,375	2,677,300
Shares issued upon conversion from other share class(es)	3,324	55,483
Net increase (decrease) in shares outstanding	156,699	$2,732,783

Year ended September 30, 2021:
Shares sold	28,177	$513,745
Shares issued in reinvestment of dividends and distributions	845	13,725
Shares purchased	(28,906)	(524,033)
Net increase (decrease) in shares outstanding before conversion	116	3,437
Shares issued upon conversion from other share class(es)	70,472	1,364,748
Net increase (decrease) in shares outstanding	70,588	$1,368,185

8.	Borrowings

The RIC, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	9/30/2022 - 9/28/2023	10/1/2021 – 9/29/2022

PGIM Jennison Focused Value Fund    39

Notes to Financial Statements (continued)

	Current SCA	Prior SCA
Total Commitment	$ 1,200,000,000	$ 1,200,000,000
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.00% plus the higher of (1) the effective federal funds rate, (2) the daily SOFR rate plus 0.10% or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended September 30, 2022.

9.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Economic and Market Events Risk: Events in the U.S. and global financial markets, including actions taken by the U.S. Federal Reserve or foreign central banks to stimulate or stabilize economic growth or the functioning of the securities markets, may at times result in unusually high market volatility, which could negatively impact performance. Relatively reduced liquidity in credit and fixed income markets could adversely affect issuers worldwide.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: Investments in securities of non-U.S. issuers (including those denominated in U.S. dollars) may involve more risk than investing in securities of U.S. issuers. Foreign political, economic and legal systems, especially those in developing and

40

emerging market countries, may be less stable and more volatile than in the United States. Foreign legal systems generally have fewer regulatory requirements than the U.S. legal system, particularly those of emerging markets. In general, less information is publicly available with respect to non-U.S. companies than U.S. companies. Non-U.S. companies generally are not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Additionally, the changing value of foreign currencies and changes in exchange rates could also affect the value of the assets the Fund holds and the Fund’s performance. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal and interest or dividends to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. Investments in emerging markets are subject to greater volatility and price declines.

In addition, the Fund’s investments in non-U.S. securities may be subject to the risks of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation and adverse diplomatic developments. Special U.S. tax considerations may apply.

Increase in Expenses Risk: Your actual cost of investing in the Fund may be higher than the expenses shown in the expense table of the Fund’s prospectus for a variety of reasons. For example, expense ratios may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile. Active and frequent trading of Fund securities can increase expenses.

Large Capitalization Company Risk: Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the Fund’s value may not rise or fall as much as the value of funds that emphasize companies with smaller market capitalizations.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Management Risk: The value of your investment may decrease if judgments by the subadviser about the attractiveness, value or market trends affecting a particular security, industry or sector or about market movements are incorrect.

PGIM Jennison Focused Value Fund    41

Notes to Financial Statements (continued)

Market Disruption and Geopolitical Risks: Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts (including Russia’s military invasion of Ukraine), geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics (including the outbreak of COVID-19 globally).

The extent and duration of such events and resulting market disruptions cannot be predicted, but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted, which could lead to such securities being valued at zero.

COVID-19 and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. They have also had and may continue to result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. The occurrence, reoccurrence and pendency of public health epidemics could adversely affect the economies and financial markets either in specific countries or worldwide.

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Value Style Risk: Since the Fund follows a value investment style, there is the risk that the value style may be out of favor for long periods of time, that the market will not recognize a security’s intrinsic value for a long time or at all, or that a stock judged to be undervalued may actually be appropriately priced or overvalued. Issuers of value stocks may have experienced adverse business developments or may be subject to special risks that have caused the stock to be out of favor. In addition, the Fund’s value investment style may go out

42

of favor with investors, negatively affecting the Fund’s performance. If the Fund’s assessment of market conditions or a company’s value is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds.

PGIM Jennison Focused Value Fund    43

Report of Independent Registered Public Accounting Firm

To the Board of Directors of The Prudential Investment Portfolios, Inc. and Shareholders of PGIM Jennison Focused Value Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison Focused Value Fund (one of the funds constituting The Prudential Investment Portfolios, Inc., referred to hereafter as the “Fund”) as of September 30, 2022, the related statement of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the three years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the three years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended September 30, 2019 and the financial highlights for each of the periods ended on or prior to September 30, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

November 17, 2022

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

44

Tax Information (unaudited)

We are advising you that during the year ended September 30, 2022, the Fund reports the maximum amount allowed per share, but not less than $0.75 for Class A, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2022, the Fund reports in the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income distributions paid as 1) qualified dividend income (QDI), and 2) eligible for corporate dividends received deduction (DRD):

Fund	QDI	DRD

PGIM Jennison Focused Value Fund	100.00%	100.00%

In January 2023, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of distributions received by you in calendar year 2022.

PGIM Jennison Focused Value Fund    45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 97

President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); formerly Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).

		None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 97

Retired; formerly Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.

		Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison Focused Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 94

President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly Telemat Ltd) (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).

Trustee of Equity Residential (residential real estate) (since December 2009); Director of Northern Trust Corporation (financial services) (since April 2006); formerly Director of Anixter International, Inc. (communication products distributor) (January 2006-June 2020).

Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 96

Retired; formerly President (2005-2016), Global Chief Operating Officer (2014-2016), Chief Investment Officer - Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management (asset management).

Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).

Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 97

Retired; Member (November 2014-September 2022) of the Governing Council of the Independent Directors Council (IDC) (organization of independent mutual fund directors); formerly Executive Committee of the IDC Board of Governors (October 2019-December 2021); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).

		None.	Since September 2013

Visit our website at pgim.com/investments

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 93

A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly Visiting Professor of Law, Stanford Law School (2015-2021); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).

Independent Director, Andela (since January 2022) (global talent network); Independent Director, Roku (since December 2020) (communication services); formerly Independent Director, Synnex Corporation (2019-2021) (information technology); formerly Independent Director, Kabbage, Inc. (2018-2020) (financial services); formerly Independent Director, Corporate Capital Trust (2017-2018) (a business development company).

Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 96

Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).

		None.	Since March 2018

PGIM Jennison Focused Value Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 96

Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.

		Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank; formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank.	Since November 2014

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 96

President, Chief Executive Officer, Chief Operating Officer and Officer in Charge of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); President and Principal Executive Officer (“PEO”) (since September 2022) of the PGIM Private Credit Fund; President and PEO (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011); Investment Company Institute - Board of Governors (since May 2012).

		None.	Since January 2012

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 97

Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); Vice President (since September 2022) of the PGIM Private Credit Fund; Vice President (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).

		None.	Since March 2010

PGIM Jennison Focused Value Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer

Chief Legal Officer (since September 2022) of the PGIM Private Credit Fund; Chief Legal Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).

Since December 2005

Isabelle Sajous 1976 Chief Compliance Officer

Chief Compliance Officer (since April 2022) of PGIM Investments LLC, the PGIM Funds, Target Funds, PGIM ETF Trust, PGIM Global High Yield Fund, Inc., PGIM High Yield Bond Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, Advanced Series Trust, The Prudential Series Fund and Prudential’s Gibraltar Fund, Inc.; Chief Compliance Officer (since September 2022) of the PGIM Private Credit Fund; Chief Compliance Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; Vice President, Compliance of PGIM Investments LLC (since December 2020); formerly Director, Compliance (July 2018-December 2020) of Credit Suisse Asset Management LLC; and Vice President, Associate General Counsel & Deputy Chief Compliance Officer of Cramer Rosenthal McGlynn, LLC (August 2014-July 2018).

Since April 2022

Andrew R. French 1962 Secretary

Vice President (since December 2018) of PGIM Investments LLC; Secretary (since September 2022) of the PGIM Private Credit Fund; Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.

Since October 2006

Melissa Gonzalez 1980 Assistant Secretary

Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.

Since March 2020

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010); Assistant Secretary (since September 2022) of the PGIM Private Credit Fund; Assistant Secretary (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); Principal Financial Officer (since September 2022) of the PGIM Private Credit Fund; Principal Financial Officer (since March 2022) of the PGIM Private Real Estate Fund, Inc.; formerly, Treasurer and Principal Accounting Officer (March 2022- July 2022) of the PGIM Private Real Estate Fund, Inc.; formerly Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since July 2022) of the PGIM Private Real Estate Fund, Inc.; Assistant Treasurer (since September 2022) of the PGIM Private Credit Fund; formerly Assistant Treasurer (March 2022 – July 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

PGIM Jennison Focused Value Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration; Treasurer and Principal Accounting Officer (since September 2022) of the PGIM Private Credit Fund; Assistant Treasurer (since March 2022) of the PGIM Private Real Estate Fund, Inc.	Since October 2019

Kelly Florio 1978 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Global Compliance Programs and Compliance Risk Management (since December 2021) of Prudential; formerly, Head of Fraud Risk Management (October 2019 to December 2021) at New York Life Insurance Company; formerly, Head of Key Risk Area Operations (November 2018 to October 2019), Director of the US Anti-Money Laundering Compliance Unit (2009-2018) and Bank Loss Prevention Associate (2006 -2009) at MetLife.	Since June 2022

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Mutual Funds, Target Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM Private Real Estate Fund, Inc., PGIM Private Credit Fund, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Directors

The Board of Directors (the “Board”) of PGIM Jennison Focused Value Fund (the “Fund”)1 consists of ten individuals, eight of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Directors have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Director. The Board has established five standing committees: the Audit Committee, the Nominating and Governance Committee, the Compliance Committee and two Investment Committees. Each committee is chaired by, and composed of, Independent Directors.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Directors, met on May 26 and June 7-9, 2022 (the “Board Meeting”) and approved the renewal of the agreements through July 31, 2023, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Directors advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Directors did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the Board Meeting.

The Directors determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a

1PGIM Jennison Focused Value Fund is a series of The Prudential Investment Portfolios, Inc.

PGIM Jennison Focused Value Fund

Approval of Advisory Agreements (continued)

management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Directors’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Directors of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of the Jennison portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to each of PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments and Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that

PGIM Jennison Focused Value Fund

Approval of Advisory Agreements (continued)

the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2021.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2021. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	2nd Quartile	4th Quartile	4th Quartile	4th Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the one-year period but underperformed over the three-, five-, and ten-year periods.

•	In December 2019, the Fund’s investment approach transitioned from blend to a focused large-cap value strategy, and the benchmark changed from the S&P 500

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Index to the Russell 1000 Value Index. The Board considered the Fund’s performance history prior to December 31, 2019 does not reflect its current investment mandate.

•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause annual fund operating expenses to exceed 1.53% for Class R shares through January 31, 2023.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

* * *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison Focused Value Fund

⬛ MAIL 655 Broad Street Newark, NJ 07102	⬛ TELEPHONE (800) 225-1852	⬛ WEBSITE pgim.com/investments

PROXY VOTING

The Board of Directors of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

DIRECTORS

Ellen S. Alberding ● Kevin J. Bannon ● Scott E. Benjamin ● Linda W. Bynoe ● Barry H. Evans ● Keith F. Hartstein ● Laurie Simon Hodrick ● Stuart S. Parker ● Brian K. Reid ● Grace C. Torres

OFFICERS

Stuart S. Parker, President ● Scott E. Benjamin, Vice President ● Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer ● Claudia DiGiacomo, Chief Legal Officer ● Isabelle Sajous, Chief Compliance Officer ● Kelly Florio, Anti-Money Laundering Compliance Officer ● Andrew R. French, Secretary ● Melissa Gonzalez, Assistant Secretary ● Kelly A. Coyne, Assistant Secretary ● Patrick E. McGuinness, Assistant Secretary ● Debra Rubano, Assistant Secretary ● Lana Lomuti, Assistant Treasurer ● Russ Shupak, Assistant Treasurer ● Elyse M. McLaughlin, Assistant Treasurer ● Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street
Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue
New York, NY 10017

DISTRIBUTOR	Prudential Investment	655 Broad Street
	Management Services LLC	Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund	PO Box 9658
	Services LLC	Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY

To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH DIRECTORS

Shareholders can communicate directly with the Board of Directors by writing to the Chair of the Board, PGIM Jennison Focused Value Fund, PGIM Investments, Attn: Board of Directors, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Director by writing to that Director at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Directors and is available without charge, upon request, by calling (800) 225-1852.

  Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON FOCUSED VALUE FUND

SHARE CLASS	A	C	R	Z	R6

NASDAQ	PJIAX	PJGCX	PJORX	PJGZX	PJOQX

CUSIP	74437E503	74437E701	74437E644	74437E800	74437E552

MF172E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2022 and September 30, 2021, PricewaterhouseCoopers LLP (“PwC”), the Registrant’s principal accountant, billed the Registrant $95,800 and $95,800, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended September 30, 2022 and September 30, 2021: none.

(c) Tax Fees

For the fiscal years ended September 30, 2022 and September 30, 2021: none.

(d) All Other Fees

For the fiscal years ended September 30, 2022 and September 30, 2021: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e)	(2) Percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X –

	Fiscal Year Ended September 30, 2022	Fiscal Year Ended September 30, 2021
4(b)	Not applicable.	Not applicable.
4(c)	Not applicable.	Not applicable.
4(d)	Not applicable.	Not applicable.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by the Registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2022 and September 30, 2021 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as the Registrant’s principal accountant has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

(i) Not applicable.

(j) Not applicable.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	The Prudential Investment Portfolios, Inc.

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	November 17, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 17, 2022

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	November 17, 2022